UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Roadrunner Transportation Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 13, 2018

Dear Stockholder:

We are pleased to announce that the 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc. will be held on December 19, 2018 at 1:00 p.m. Central Time, at the Chicago Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois 60515.

Please refer to the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for detailed information on each of the matters to be acted upon and the Annual Meeting. Your vote is important. Please vote as soon as possible even if you plan to attend the Annual Meeting. The Notice of Annual Meeting of Stockholders and Proxy Statement contain instructions on how you can vote your shares over the Internet, by telephone, or by mail.

Thank you for your interest in Roadrunner.

Sincerely,

Curtis W. Stoelting
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2018

Dear Stockholder:

The 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc., a Delaware corporation, will be held on December 19, 2018 at 1:00 p.m. Central Time, at the Chicago Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois 60515, for the following purposes as more fully described in the accompanying Proxy Statement:

1.

to elect three Class I directors to serve until our 2020 annual meeting of stockholders and four Class II directors to serve until our 2021 annual meeting of stockholders, or until their successors are duly elected and qualified;

2.	to hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in the accompanying Proxy Statement;

3.	to hold a non-binding advisory vote on the frequency (every one, two, or three years) of future stockholder advisory votes on the compensation of our named executive officers;

4.	to approve and adopt our 2018 Incentive Compensation Plan;

5.

to approve an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-35 to 1-for-100, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share;

6.	to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares;

7.

to approve the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights (the “rights”) to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (the “rights offering”);

8.

to approve the issuance and sale of all unsubscribed shares of our common stock in the rights offering pursuant to a Standby Purchase Agreement (the “Standby Purchase Agreement”) that we entered into on November 8, 2018 with funds affiliated with Elliott Management Corporation (collectively, “Elliott”);

9.	to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent;

10.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting;

11.	to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause;

12.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof;

13.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof;

14.	to approve an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions;

15.	to approve an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law;

16.

to approve an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees;

17.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

18.	to authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16; and

19.	to transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

After careful consideration and upon the recommendation of the special financing alternatives committee of our board of directors (or the “special committee”), consisting solely of independent directors, and for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors, other than Ralph (“Cody”) W. Kittle III and Scott L. Dobak, has unanimously (a) determined that the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16 are advisable and in the best interests of our company and our stockholders; and (b) approved and authorized the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16.

After careful consideration and upon the recommendation of the special committee, consisting solely of independent directors, and for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, unanimously (a) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares (Proposal No. 6); (b) recommends that you vote “FOR” the approval of the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (Proposal No. 7); (c) recommends that you vote “FOR” the approval of the issuance and sale to Elliott of all unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement (Proposal No. 8); (d) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent (Proposal No. 9); (e) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting (Proposal No. 10); (f) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause (Proposal No. 11); (g) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof (Proposal No. 12); (h) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof (Proposal No. 13); (i) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions (Proposal No. 14); (j) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law (Proposal No. 15); and (k) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees (Proposal No. 16).

Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby and have abstained from all votes related to Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16, and do not make any recommendation regarding Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16. Pursuant to the Standby Purchase Agreement, Elliott, who beneficially owned approximately 9.6% of our common stock as of November 6, 2018, has agreed to use its commercially reasonably efforts to vote (or cause to be voted) the shares of our common stock owned by it in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16 at the Annual Meeting.

Neither our board of directors nor the special committee of our board of directors has made, nor will they make, any recommendation to stockholders regarding the exercise of rights pursuant to the rights offering. Stockholders should make an independent investment decision whether to exercise their rights pursuant to the rights offering.

In addition, for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors unanimously recommends that you vote “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-35 to 1-for-100, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share (Proposal No. 5); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16 (Proposal No. 18).

These items of business are more fully described in the accompanying Proxy Statement. Our board of directors has fixed the close of business on November 16, 2018 as the record date (the “record date”) for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments of the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible over the Internet or by telephone by following the instructions in the accompanying Proxy Statement. Of course, you may also vote by signing, dating, and returning the enclosed proxy card in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. You may vote in person at the meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

Downers Grove, Illinois	Michael L. Gettle
November 13, 2018	Secretary

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), and any postponements or adjournments thereof. The Annual Meeting will be held on December 19, 2018, beginning at 1:00 p.m. Central Time, at the Chicago Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois 60515. If you need directions to the location of the meeting, please call (630) 852-1500. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, proxy card, and our 2017 Annual Report to Stockholders (the “Annual Report”), on or about November 13, 2018. For information on how to vote your shares, see the instructions included on the proxy card and under “About the Meeting—If I am a stockholder of record of shares, how do I vote?” and “About the Meeting—If I am the beneficial owner of shares in street name, how do I vote?” below.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

In this Proxy Statement, our “company,” “we,” “our,” or “us” all refer to Roadrunner Transportation Systems, Inc. and its subsidiaries.

Our principal executive offices are located at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515, and our telephone number is (414) 615-1500. A list of stockholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 19, 2018. These proxy materials, which include the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Annual Report, are available at www.proxyvote.com.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following items of business:

(1)

the election of three Class I directors to serve until our 2020 annual meeting of stockholders and four Class II directors to serve until our 2021 annual meeting of stockholders, or until their successors are duly elected and qualified;

(2)	the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

(3)	the approval, on an advisory basis, on the frequency (every one, two, or three years) of future stockholder advisory votes on the compensation of our named executive officers;

(4)	the approval and adoption of our 2018 Incentive Compensation Plan;

(5)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-35 to 1-for-100, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share (collectively, the “Reverse Stock Split Proposal”);

(6)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares (the “Authorized Share Increase Proposal”);

(7)

the approval of the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (the “Rights Offering Proposal”);

(8)

the approval of the issuance and sale to Elliott of all unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement that we have entered into with Elliott (the “Standby Purchase Agreement Proposal”);

(9)	the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent (the “Written Consent Proposal”);

(10)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting (the “Special Meeting Proposal”);

(11)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause (the “Director Removal Proposal”);

(12)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof (the “Certificate of Incorporation Amendment Proposal”);

(13)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof (the “Bylaw Amendment Proposal”);

(14)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions (the “Forum Selection Proposal”);

(15)	the approval of an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law (the “Section 203 Opt-Out Proposal”);

(16)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees (the “Business Opportunity Proposal”);

(17)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(18)

the approval of the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16 (the “Meeting Adjournment Proposal”); and

(19)	any other business that may properly come before the meeting or any adjournment or postponement thereof.

What are the recommendations of our board of directors?

After careful consideration and upon the recommendation of the special committee of our board of directors, consisting solely of independent directors, and for the reasons set forth in more detail in this Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, has unanimously (a) determined that the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16 are advisable and in the best interests of our company and our stockholders; and (b) approved and authorized the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to 1,100,000,000 shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16.

After careful consideration and upon the recommendation of the special committee of our board of directors, consisting solely of independent directors, and for the reasons set forth in more detail in this Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, unanimously (a) recommends that you vote “FOR” the Authorized Share Increase Proposal (Proposal No. 6); (b) recommends that you vote “FOR” the Rights Offering Proposal (Proposal No. 7); (c) recommends that you vote “FOR” the Standby Purchase Agreement Proposal (Proposal No. 8); (d) recommends that you vote “FOR” the Written Consent Proposal (Proposal No. 9); (e) recommends that you vote “FOR” the Special Meeting Proposal (Proposal No. 10); (f) recommends that you vote “FOR” the Director Removal Proposal (Proposal No. 11); (g) recommends that you vote “FOR” the Certificate of Incorporation Amendment Proposal (Proposal No. 12); (h) recommends that you vote “FOR” the Bylaw Amendment Proposal (Proposal No. 13); (i) recommends that you vote “FOR” the Forum Selection Proposal (Proposal No. 14); (j) recommends that you vote “FOR” the Section 203 Opt-Out Proposal (Proposal No. 15); and (k) recommends that you vote “FOR” the Business Opportunity Proposal (Proposal No. 16). Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby and have abstained from all votes related to Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16, and do not make any recommendation regarding Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16. Pursuant to the Standby Purchase Agreement, Elliott, who beneficially owned approximately 9.6% of our common stock as of November 6, 2018, has agreed to use its commercially reasonable efforts to vote (or cause to be voted) the shares of our common stock owned by it in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16 at the Annual Meeting.

Neither our board of directors nor the special committee of our board of directors has made, nor will they make, any recommendation to stockholders regarding the exercise of rights pursuant to the rights offering. Stockholders should make an independent investment decision whether to exercise their rights pursuant to the rights offering.

In addition, for the reasons set forth in more detail in this Proxy Statement, our board of directors unanimously recommends that you vote “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the Reverse Stock Split Proposal (Proposal No. 5); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the approval of the Meeting Adjournment Proposal (Proposal No. 18).

Who is entitled to notice of and to vote at the Annual Meeting?

You are entitled to receive notice of and to vote at the Annual Meeting (and any postponements or adjournments thereof) if our records indicate that you owned shares of our common stock at the close of business on November 16, 2018, the record date. The shares of common stock outstanding on November 16, 2018 will be entitled to vote at the Annual Meeting. You are entitled to one vote for each share held, and you may vote on each matter to come before the meeting. We do not have cumulative voting rights for the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the proxy materials will be sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other nominee, then you are the beneficial owner of shares held in “street name,” and the proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete, and deliver the proper documentation provided by your nominee and bring it with you to the Annual Meeting.

If I am a stockholder of record of shares, how do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy on the Internet, by telephone, or by mail, all as described below. We recommend that you vote by proxy even if you plan to attend the Annual Meeting so that your vote will be counted even if you later decide not to attend the Annual Meeting. You can always change your vote at the Annual Meeting. The Internet and telephone voting procedures are designed to authenticate stockholders and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return a written proxy card by mail. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on December 18, 2018.

By Internet: You may submit your proxy over the Internet by going to www.proxyvote.com and completing an electronic proxy card in accordance with the instructions provided on the proxy card. You will need the control number that appears on your proxy card included with this Proxy Statement.

By Telephone: You may submit your proxy by telephone in accordance with the instructions provided on the proxy card. You will need the control number that appears on your proxy card included with this Proxy Statement.

By Mail: You may choose to vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided by following the instructions on the proxy card. If the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please allow sufficient time for mailing if you decide to vote by mail.

In Person: You may vote in person at the Annual Meeting. Valid, government issued photographic identification is required to enter the meeting. We will give you a ballot when you arrive.

If I am the beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, you may vote in person at the Annual Meeting or by proxy on the Internet, by telephone, or by mail, by following the voting instructions you will receive from the holder of record, which is the brokerage firm, bank, broker-dealer, or other nominee holding your shares. You must follow these voting instructions to vote your shares. If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the holder of record. Valid, government issued photographic identification is required to enter the meeting.

Can I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting. If you are a stockholder of record, you may change your vote by submitting another proxy on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked by providing a written notice of revocation to our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to the holder of record following the instructions they provided or, if you have obtained a legal proxy from the holder of record giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What if I don’t give specific voting instructions?

Stockholders of Record: If you are a stockholder of record and you indicate that you wish to vote as recommended by our board of directors, or you return a signed proxy card but do not specify how you wish to vote, then your shares will be voted “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the Reverse Stock Split Proposal (Proposal No. 5); “FOR” the Authorized Share Increase Proposal (Proposal No. 6); “FOR” the Rights Offering Proposal (Proposal No. 7); “FOR” the Standby Purchase Agreement Proposal (Proposal No. 8); “FOR” the Written Consent Proposal (Proposal No. 9); “FOR” the Special Meeting Proposal (Proposal No. 10); “FOR” the Director Removal Proposal (Proposal No. 11); “FOR” the Certificate of Incorporation Amendment Proposal (Proposal No. 12); “FOR” the Bylaw Amendment Proposal (Proposal No. 13); “FOR” the Forum Selection Proposal (Proposal No. 14); “FOR” the Section 203 Opt-Out Proposal (Proposal No. 15); “FOR” the Business Opportunity Proposal (Proposal No. 16); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the Meeting Adjournment Proposal (Proposal No. 18). If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions on such matter.

Beneficial Owner of Shares Held in Street Name: If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with voting instructions, your broker or other nominee will vote your shares only on those proposals on which it has received instructions or on which it has discretion to vote; if your broker or nominee does not have discretion to vote, your returned proxy will be considered a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Your broker or nominee does not have discretion to vote your shares on the non-routine matters such as the election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3), the proposal for the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4), the Reverse Stock Split Proposal (Proposal No. 5), the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), the Business Opportunity Proposal (Proposal No. 16), and the Meeting Adjournment Proposal (Proposal No. 18). However, your broker or nominee does have discretion to vote your shares on routine matters. The only routine matter at the Annual Meeting is the proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17).

How are abstentions and broker non-votes treated?

In accordance with Delaware law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions will have the same effect as negative votes for Proposal Nos. 2, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, and 18. For Proposal No. 1, which is determined by a plurality of the votes cast, stockholders will only have the option to vote “for” or “withhold” and will not have the option to abstain. For Proposal No. 3, which is also determined by a plurality of the votes cast, abstentions will be considered a non-vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3), the proposal for the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4), the Reverse Stock Split Proposal (Proposal No. 5), the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), the Business Opportunity Proposal (Proposal No. 16), or the Meeting Adjournment Proposal (Proposal No. 18) without your instructions. Thus, if you do not give your broker or nominee specific instructions with respect to a non-discretionary matter, your shares will not be voted on such matter and will not be counted as shares entitled to vote on such matter. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum. As “broker non-votes” are not considered entitled to vote on the proposal, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote on the proposal from which a majority is calculated.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. Except as described above with respect to broker non-votes, if no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting the conduct of business at the Annual Meeting. Abstentions, broker non-votes (discussed above), and “withhold” votes will be included in the calculation of the number of shares considered to be present at the meeting.

If the holders of less than a majority of the outstanding shares of our common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

What vote is required to approve each proposal?

Proposal No. 1 – Election of Directors. Directors are elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of affirmative votes of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be elected as the Class I directors and the four nominees receiving the largest number of affirmative votes of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be elected as the Class II directors.

Proposal No. 2 – Advisory Vote on the Compensation of our Named Executive Officers. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve, on an advisory basis, the compensation of our named executive officers. As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposal No. 3 – Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers. A plurality of the votes cast will be required to approve the frequency with which we should seek future stockholder advisory votes on the compensation of our named executive officers. This means that the option receiving the highest number of affirmative votes of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal will be determined to be the preferred frequency. As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee will consider the choice that receives the most votes when making future decisions regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers.

Proposal No. 4 – Approval and Adoption of our 2018 Incentive Compensation Plan. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve and adopt our 2018 Incentive Compensation Plan.

Proposal No. 5 – Approval of the Reverse Stock Split Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Reverse Stock Split Proposal.

Proposal No. 6 – Approval of the Authorized Share Increase Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Authorized Share Increase Proposal.

Proposal No. 7 – Approval of the Rights Offering Proposal. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to approve the Rights Offering Proposal. In addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott, will be required to approve the Rights Offering Proposal.

Proposal No. 8 – Approval of the Standby Purchase Agreement Proposal. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to approve the Standby Purchase Agreement Proposal. In addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott, will be required to approve the Standby Purchase Agreement Proposal.

Proposal No. 9 – Approval of the Written Consent Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Written Consent Proposal

Proposal No. 10 – Approval of the Special Meeting Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Special Meeting Proposal.

Proposal No. 11 – Approval of the Director Removal Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Director Removal Proposal.

Proposal No. 12 – Approval of the Certificate of Incorporation Amendment Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Certificate of Incorporation Amendment Proposal.

Proposal No. 13 – Approval of the Bylaw Amendment Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Bylaw Amendment Proposal.

Proposal No. 14 – Approval of the Forum Selection Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Forum Selection Proposal.

Proposal No. 15 – Approval of the Section 203 Opt-Out Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Section 203 Opt-Out Proposal.

Proposal No. 16 – Approval of the Business Opportunity Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Business Opportunity Proposal.

Proposal No. 17 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal No. 18 – Approval of the Meeting Adjournment Proposal. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve the Meeting Adjournment Proposal.

If any other matter is properly submitted to the stockholders at the annual meeting, its adoption generally will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on that matter.

If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

No. If the Rights Offering Proposal is approved by the stockholders, but the Authorized Share Increase Proposal or the Standby Purchase Agreement Proposal are not approved by our stockholders, the company will not conduct the rights offering. If the Authorized Share Increase Proposal is not approved by our stockholders, we will not have a sufficient number of authorized shares of our common stock to issue upon the exercise of rights, which will make it impossible to consummate the rights offering as currently contemplated. If the Standby Purchase Agreement Proposal is not approved by our stockholders, we do not intend to conduct the rights offering because we would not be certain that the rights offering, absent the backstop commitment (as defined herein), would be fully subscribed to raise the $450 million. In addition, pursuant to the Standby Purchase Agreement, the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Certificate of Incorporation Amendment Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, and the Business Opportunity Proposal must be approved by our stockholders as a condition to Elliott’s obligation to provide the backstop commitment. As a result, if our stockholders do not approve any of the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Certificate of Incorporation Amendment Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, or the Business Opportunity Proposal, and Elliott does not waive such condition, the company will not conduct the rights offering because we would not receive the backstop commitment from Elliott and would not be certain that the rights offering would be fully subscribed to raise the $450 million.

If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders and the company conducts the rights offering, am I required to exercise the rights I receive in the rights offering?

No. If the Rights Offering Proposal (Proposal No. 7) is approved by the requisite stockholder vote, and the company conducts the rights offering, you may exercise any number of your rights or you may choose not to exercise any rights.

Why am I being asked to vote on the Standby Purchase Agreement Proposal (Proposal No. 8) to approve the issuance and sale of our common stock to Elliott pursuant to the Standby Purchase Agreement?

Section 312.03 of the NYSE Listed Company Manual requires us to obtain stockholder approval prior to issuing securities that will result in a change in control. This rule does not specifically define when a change in control of an issuer may be deemed to occur. However, guidance suggests that a change in control may be deemed to occur, subject to certain limited exceptions, if, after a transaction, a person or entity will hold 20% or more of an issuer’s then outstanding capital stock. As of November 6, 2018, Elliott beneficially owned approximately 9.6% of our issued and outstanding common stock. Following consummation of the rights offering and backstop commitment (as defined herein), depending on the number of unsubscribed shares of our common stock Elliott purchases pursuant to the backstop commitment, Elliott may be deemed to beneficially own 20% or more of our issued and outstanding common stock. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further discussion.

How can I receive my proxy materials electronically in the future?

Although we are delivering paper copies of the proxy materials this year, we may send proxy materials to stockholders electronically going forward. Stockholders who sign up to receive proxy materials electronically will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials electronically by e-mail in the future, follow the instructions described below.

If you would like to sign up to receive proxy materials electronically in the future, please have your proxy card available and register using one of the following choices:

Stockholders of Record: If you are a stockholder of record of shares, please go to www.proxyvote.com and follow the instructions for requesting meeting materials.

Street Name Holders: If you are a beneficial owner of shares in street name, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or contact your brokerage firm, bank, broker-dealer, or other nominee that holds your shares.

What does it mean if I receive more than one notice?

This means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the Internet or by telephone or sign and return by mail all proxy cards. We encourage you to register all of your shares in the same name and address by contacting the Shareholder Services Department at our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449. If you hold your shares through an account with a bank or broker, you should contact your bank or broker and request consolidation of your accounts.

What is “householding” and how does it affect me?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials and would like to participate in our householding program, please contact Broadridge Financial Solutions, Inc. by calling toll-free at (800) 542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy materials, please contact Broadridge as described above. In addition, we will promptly deliver, upon the written or oral request to Broadridge at the address or telephone number above, a separate copy of our proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

Who will count the vote?

Broadridge Financial Solutions, Inc. will act as the inspector of elections and will tabulate the votes.

When will the voting results be announced?

Preliminary voting results will be announced at the Annual Meeting and final results will be published in a Current Report on Form 8-K filed within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in such Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as final results become available.

Who will pay for the solicitation of proxies?

We will pay the cost of soliciting proxies. In addition to the use of mail, our employees may solicit proxies personally, by e-mail, facsimile, and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Who should I contact if I have any questions about the proxy materials or voting?

If you have any questions about the proxy materials or if you need assistance submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Innisfree M&A Incorporated, the proxy solicitation agent, toll-free at (888) 750-5834.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information set forth in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included in this Proxy Statement regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability are forward-looking statements. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, and achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including, but not limited to, those described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on September 19, 2018, and the following:

•	the effects of significant liability claims and the cost of maintaining our insurance;

•	the effects of increased premium costs;

•	the cost of compliance with and the effects of governmental and environmental regulations;

•	fluctuations in the levels of capacity in the over-the-road freight sector;

•	our ability to successfully execute our acquisition strategy;

•	our ability to integrate our acquired companies;

•	our international operations;

•	our ability to service our debt obligations;

•	fluctuations in the price or availability of fuel;

•	general economic, political, and other risks that are out of our control, including any prolonged delay in a recovery of the U.S. over-the-road freight sector;

•	the competitive nature of the transportation industry;

•	our reliance on our executive officers and key personnel;

•	our reliance on independent contractors to provide transportation services to our customers;

•	the ability of our carriers to meet our needs and expectations, and those of our customers;

•	our ability to maintain, enhance, or protect our proprietary technology systems;

•	the outcome of pending securities litigation and related investigations by the U.S. Department of Justice and the SEC;

•	seasonal fluctuations in our business;

•	our ability to attract and retain sales representatives;

•	the volatility of the market price of our common stock;

•	certain provisions in our charter documents that could discourage potential acquisitions or delay, deter, or prevent a change in control;

•	the significant influence over our company by our principal stockholders; and

•	other risks and uncertainties described from time to time in our reports filed with the SEC, which are incorporated by reference.

We urge you to consider these factors and to review carefully the section captioned “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on September 19, 2018 for a more complete discussion of the risks associated with an investment in our common stock. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this Proxy Statement are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors, which is currently comprised of ten directors. Our board of directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms.

On April 16, 2018, Mark A. DiBlasi, Scott D. Rued, and Judith A. Vijums resigned from our board of directors. On April 17, 2018, our board of directors elected Michael L. Gettle, our President, Chief Operating Officer, and Secretary, to serve as a Class III director to fill one of the vacancies created by the resignations described above. On April 17, 2018, our board of directors also approved a reduction in the size of our board of directors from twelve members to ten members.

Our directors are currently divided among the three classes as follows:

•	the Class I directors are Christopher L. Doerr, Brian C. Murray, and James D. Staley, and their terms will expire at the Annual Meeting;

•	the Class II directors are Scott L. Dobak, Curtis W. Stoelting, William S. Urkiel, and Michael P. Ward, and their terms will expire at the Annual Meeting; and

•	the Class III directors are Michael L. Gettle, John G. Kennedy, III, and Ralph (“Cody”) W. Kittle III, and their terms will expire at the annual meeting of stockholders to be held in 2019.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Because we did not hold an annual meeting of stockholders in 2017 due to the restatement of our financial statements, the three Class I directorships and four Class II directorships are up for election at the Annual Meeting. Each person elected as a Class I director at the Annual Meeting will serve a two-year term expiring at the annual meeting of stockholders to be held in 2020 or until their respective successors have been duly elected and qualified, and each person elected as a Class II director at the Annual Meeting will serve a three-year term expiring at the annual meeting of stockholders to be held in 2021 or until their respective successors have been duly elected and qualified. Our board of directors has nominated Christopher L. Doerr, Brian C. Murray, and James D. Staley for reelection as Class I directors at the Annual Meeting and Scott L. Dobak, Curtis W. Stoelting, William S. Urkiel, and Michael P. Ward for reelection as Class II directors at the Annual Meeting.

Directors are elected by a plurality of the votes cast, and the three nominees who receive the largest number of affirmative votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote will be elected as the Class I directors and the four nominees who receive the largest number of affirmative votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote will be elected as the Class II directors. Withheld and broker non-votes will have no effect on the outcome of the election.

Our board of directors has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, our board of directors may designate a substitute nominee. If our board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our board of directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named herein.

The following table, together with the accompanying text, sets forth the names and certain other information as of November 6, 2018 for each of the nominees for election as a director and for each of the continuing members of our board of directors.

Name	Age	Position(s) Held
James D. Staley(1)(6)(7)	69	Chairman of the Board
Curtis W. Stoelting	58	Chief Executive Officer and Director
Michael L. Gettle(2)	59	President, Chief Operating Officer, Secretary and Director
Scott L. Dobak(3)(6)(7)	55	Director
Christopher L. Doerr(6)(7)	69	Director
John G. Kennedy, III(5)(7)	57	Director
Ralph (“Cody”) W. Kittle III(4)	29	Director
Brian C. Murray(5)	52	Director
William S. Urkiel(5)(6)	72	Director
Michael P. Ward(6)	58	Director

(1)	Mr. Staley was appointed Chairman of our board of directors on November 14, 2017.
(2)	Mr. Gettle was elected to our board of directors on April 17, 2018.
(3)	Mr. Dobak was elected to our board of directors on June 6, 2017.
(4)	Mr. Kittle was elected to our board of directors on June 6, 2017.
(5)	Member of the audit committee.
(6)	Member of the compensation committee.
(7)	Member of the nominating/corporate governance committee.

Nominees for Class I Director

Christopher L. Doerr has served as a director of our company since October 2010. Mr. Doerr is currently the sole member of Passage Partners, LLC, a private investment company. Mr. Doerr served as Co-Chief Executive Officer of Sterling Aviation Holdings, Inc., an aircraft management and charter company, from 2004 to 2014. From 2009 to 2011, Mr. Doerr served as Executive Chairman and Chief Executive Officer of Karl’s Rental, Inc., a global manufacturer and supplier of portable event structures and related equipment. Prior to that, Mr. Doerr served as President and Co-Chief Executive Officer of Leeson Electric Corporation from 1986 to 2001. Mr. Doerr currently serves on the board of directors and compensation committee of Regal Beloit Corporation (NYSE: RBC), a publicly traded manufacturer of commercial, industrial, and HVAC electric motors, electric generators and controls, and mechanical motion control products. Mr. Doerr was nominated to our board of directors because of his proven business acumen and executive and operational experience, having served as the chief executive officer of several companies, and because of his experience on other public company boards of directors.

Brian C. Murray has served as a director of our company since August 2015. Effective June 1, 2018, Mr. Murray was appointed the Chief Executive Officer of Ryan Companies US, Inc., a national firm providing real estate services including architecture and engineering, development, construction, capital markets and real estate management. Previously, Mr. Murray served as Chief Financial Officer of Ryan Companies since November 2009 and as Chief Operating Officer of Ryan Companies since May 2014. Prior to joining Ryan Companies, Mr. Murray held various positions with UnitedHealth Group, Inc., most recently serving as the Chief Financial Officer of its Specialized Care Services division. Mr. Murray was nominated to our board of directors because of his expertise with accounting and audit matters, his deep understanding of financial reporting rules and regulations, and his experience with executive functions as a chief financial officer.

James D. Staley has served as the chairman of our board of directors since November 2017 and has been a director of our company since October 2010. Mr. Staley previously served as the lead independent director of our board of directors from December 2016 to November 2017. Mr. Staley is presently retired. From 2004 through December 2007, Mr. Staley served in various capacities for YRC Worldwide, Inc. (NASDAQ: YRCW) and its subsidiaries, one of the world’s largest transportation services providers, including as President and Chief Executive Officer of Roadway Group and YRC Regional Transportation. Prior to that, Mr. Staley served for over 30 years in various capacities for Roadway Express, including President and Chief Operating Officer. Mr. Staley currently serves as the Lead Director and on the audit, compensation, and nominating and corporate governance committees of Douglas Dynamics, Inc. (NYSE: PLOW), a designer, manufacturer, and seller of snow and ice control equipment for light trucks. Mr. Staley was nominated to our board of directors because of his executive and operational experience with a public company in the transportation industry, and his experience on other public company boards of directors.

Nominees for Class II Director

Scott L. Dobak has served as a director of our company since June 2017. Mr. Dobak currently serves as the Chief Executive Officer of Dicom Transportation Group, where he has been employed since January 2014. Prior to that, Mr. Dobak served in various leadership roles with our company from January 2007 to December 2013, most recently serving as our President—Less-than-Truckload and Transportation Management Solutions. Mr. Dobak was nominated to our board of directors in connection with our entry into an Investment Agreement, dated May 1, 2017 (the “Investment Agreement”), with Elliott, and because of his proven business acumen, his executive and operational experience in the transportation industry, and his familiarity with our business.

Curtis W. Stoelting has served as our Chief Executive Officer since April 2017 and has been a director of our company since January 2016. Mr. Stoelting previously served as our principal financial officer and principal accounting officer from April 2017 until March 2018 and our President and Chief Operating Officer from January 2016 until April 2017. Prior to joining our company, Mr. Stoelting served as the Chief Executive Officer and a director of TOMY International (formerly RC2 Corporation) from January 2003 to March 2013. RC2 Corporation (NASDAQ: RCRC) was acquired by TOMY Company, Ltd. in April 2011. Mr. Stoelting previously served as RC2’s Chief Operating Officer from 2000 to 2003, Executive Vice President from 1998 to 2000 and Chief Financial Officer from 1994 to 1998. Prior to that, Mr. Stoelting was with Arthur Andersen for 12 years. Mr. Stoelting currently serves on the Board of Directors and Compensation Committee of Regal-Beloit Corporation (NYSE: RBC), a publicly traded manufacturer of commercial, industrial, and HVAC electric motors, electric generators and controls, and mechanical motion control products. Mr. Stoelting was nominated to our board of directors because of his role as our chief executive officer, which enables him to provide the board with insight based on his day-to-day interactions with our company, and because of his operational expertise. As a management representative on our board of directors, Mr. Stoelting provides an insider’s perspective in board discussions about the business and strategic direction of our company.

William S. Urkiel has served as a director of our company since May 2010. Mr. Urkiel currently serves on the board of directors and audit committee of Crown Holdings, Inc. (NYSE: CCK), where he has been a director since December 2004. Mr. Urkiel served as a director of Suntron Corporation from August 2006 until June 2013. From May 1999 until January 2005, Mr. Urkiel served as Senior Vice President and Chief Financial Officer of IKON Office Solutions. From February 1995 until April 1999, Mr. Urkiel served as the Corporate Controller and Chief Financial Officer at AMP Incorporated. Prior to 1999, Mr. Urkiel held various financial management positions at IBM Corporation. Mr. Urkiel was nominated to our board of directors because of his financial and accounting expertise evidenced by his position as chief financial officer of multiple companies, his knowledge of corporate finance, accounting principles, and audit procedures, as well as his corporate governance experience.

Michael P. Ward has served as a director of our company since February 2016. Mr. Ward currently serves as an equity analyst at Williams Research Partners, where he has been employed since 2018. Prior to that time, Mr. Ward served as a Managing Director at Seaport Global Securities between 2016 and 2017 and, between 2011 and 2016, Mr. Ward served as a Managing Director at Sterne Agee CRT. From 2005 to 2011, Mr. Ward was President of Ward Transportation Research, an independent research boutique which specialized in the automotive and transportation sectors. Prior to that time, Mr. Ward worked for major Wall Street brokerage firms for 10 years, including Kidder, Peabody & Co., PaineWebber, and Salomon Smith Barney. Mr. Ward was nominated to our board of directors because of his proven business acumen and his extensive expertise as a sell-side analyst following the auto and auto parts sectors.

Continuing Directors

Michael L. Gettle has served as our President, Chief Operating Officer, and Secretary since April 2017 and has been a director of our company since April 2018. Mr. Gettle previously served as our Executive Vice President from May 2016 until April 2017. Prior to joining our company, Mr. Gettle served as Americas Chief Executive Officer of TNS, a division of British multinational WPP plc from January 2013 to May 2016 and as Global Chief Financial Officer and Chief Operating Officer from October 2008 to December 2012. Prior to that time, Mr. Gettle served as the Executive Vice President and Chief Financial Officer of Millward Brown from 1992 to October 2008. Prior to joining Millward Brown, Mr. Gettle served in various positions with Arthur Andersen LLP for nine years. Mr. Gettle was nominated to our board of directors because of his role as our president and chief operating officer, which enables him to provide the board with insight based on his day-to-day interactions with our company, and because of his operational expertise. As a management representative on our board of directors, Mr. Gettle provides an insider’s perspective in board discussions about the business and strategic direction of our company.

John G. Kennedy, III has served as a director of our company since December 2012. Mr. Kennedy served as Senior Advisor and Managing Director and Head of Capital Markets at Tudor, Pickering, Holt & Co. Securities, Inc., an integrated energy investment and merchant bank, from 2010 until 2017. Mr. Kennedy currently serves as a Manager for TMX Finance LLC. Mr. Kennedy has more than 30 years of experience in investment banking. Mr. Kennedy served as a Managing Director of Deutsche Bank’s investment banking group and served as a Managing Director of Donaldson, Lufkin & Jenrette until its sale to Credit Suisse First Boston. Mr. Kennedy has served or currently serves as trustee or director of various private companies, foundations, and not-for-profit institutions. Mr. Kennedy was nominated to our board of directors because of his proven business acumen and his extensive banking and capital markets experience.

Ralph (“Cody”) W. Kittle III has served as a director of our company since June 2017. Mr. Kittle currently serves as an investment professional with Elliott Management Corporation, where he has been employed since August 2014. Prior to that, Mr. Kittle served as an associate at Wind Point Partners, a private equity firm based in Chicago, and in Investment Banking at J.P. Morgan, where he focused on mergers and acquisitions in the industrial and consumer industries. Mr. Kittle was nominated to our board of directors in connection with the Investment Agreement and because of his significant business and investment experience across a wide range of industries, including in the transportation and logistics sectors, as well as experience with financial and operational matters for businesses.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of Directors

Our common stock is listed on the New York Stock Exchange (the “NYSE”). Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors.

Our board of directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon all of the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our board of directors has affirmatively determined that each of Messrs. Dobak, Doerr, Kennedy, Murray, Staley, Urkiel, and Ward is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. Our board of directors found that none of these directors had a material or other disqualifying relationship with our company. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of our capital stock. Messrs. Stoelting and Gettle are not considered independent directors as a result of their positions as executive officers of our company. Mr. Kittle is not considered “independent” as a result of his relationship with Elliott, which beneficially owned approximately 9.6% of our outstanding common stock and all of our outstanding preferred stock as of November 6, 2018. In addition to dividend payments on the preferred stock, we paid to Elliott a daily payment from the closing of the preferred stock investment on May 2, 2017 until the repayment of the Series F preferred stock on July 21, 2017, which totaled $2.7 million.

There are no family relationships among any of our directors, director nominees, or executive officers.

Committees of the Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has an audit committee, a compensation committee, and a nominating/corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

The current members of our audit committee are Messrs. Murray (chairman), Kennedy, and Urkiel, each of whom satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our board of directors has determined that Mr. Murray is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with audit committee requirements. In arriving at this determination, our board of directors has examined each audit committee member’s professional experience and the nature of their employment in the corporate finance sector. Our audit committee held 48 meetings during fiscal 2017 and 11 meetings during fiscal 2016.

Our audit committee assists our board of directors with oversight of matters relating to accounting, internal control, auditing, financial reporting, risk, and legal and regulatory compliance. The committee oversees the audit and other services provided by our independent registered public accounting firm and is directly responsible for the appointment, independence, qualifications, compensation, and oversight of our independent registered public accounting firm, which reports directly to the committee. The committee also oversees our internal audit function. The audit committee has the following responsibilities, among other things, as set forth in the audit committee charter:

•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

•	evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;

•	monitoring the rotation of partners of our independent registered public accounting firm on our engagement team as required by law;

•

reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

•

reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy, and effectiveness of our financial controls;

•	conducting an annual assessment of the performance of the audit committee and its members, and the adequacy of its charter; and

•	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, or auditing matters.

Compensation Committee

The current members of our compensation committee are Messrs. Ward (chairman), Dobak, Doerr, Staley, and Urkiel, each of whom our board of directors has determined to be independent under the NYSE listing standards, including the enhanced independence for members of the compensation committee, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our compensation committee held four meetings during fiscal 2017 and four meetings during fiscal 2016.

Our compensation committee approves the compensation of our chief executive officer and our other executive officers, administers our executive benefit plans, including the granting of awards under our incentive compensation plan, and advises our board of directors on director compensation. The compensation committee has the following responsibilities, among other things, as set forth in the compensation committee’s charter:

•	establishing and reviewing the overall compensation philosophy of our company;

•

reviewing and approving the corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, and evaluating the performance of our chief executive officer and other executive officers in light of relevant goals and objectives;

•	reviewing and making recommendations to our board of directors regarding the compensation of our directors;

•	reviewing, approving, administering, or making recommendations to our board of directors regarding our incentive compensation plans and equity-based plans;

•	reviewing, approving, or making recommendations to our board of directors regarding all awards pursuant to our equity-based plans;

•	conducting, at least annually, an independence assessment with respect to any compensation consultant, legal counsel, or other adviser that provides advice to the compensation committee;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” required by SEC rules;

•	preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

•	reviewing and evaluating, at least annually, the performance of the compensation committee and the adequacy of its charter.

Nominating/Corporate Governance Committee

The current members of our nominating/corporate governance committee are Messrs. Staley (chairman), Dobak, Doerr, and Kennedy, each of whom our board of directors has determined to be independent under the NYSE listing standards. Our nominating/corporate governance committee held three meetings during fiscal 2017 and two meetings during fiscal 2016.

Our nominating/corporate governance committee identifies individuals qualified to become members of our board of directors, recommends candidates for election or reelection to our board of directors, oversees the evaluation of our board of directors, and advises our board of directors regarding committee composition and structure and other corporate governance matters. The nominating/corporate governance committee has the following responsibilities, among other things, as set forth in the nominating/corporate governance committee’s charter:

•	reviewing periodically and evaluating director performance on our board of directors and its applicable committees, and recommending to our board of directors and management areas for improvement;

•	interviewing, evaluating, nominating, and recommending individuals for membership on our board of directors;

•	reviewing and recommending to our board of directors any amendments to our corporate governance policies; and

•	reviewing and assessing, at least annually, the performance of the nominating/corporate governance committee and the adequacy of its charter.

Identifying and Evaluating Director Candidates

Our nominating/corporate governance committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. Our nominating/corporate governance committee evaluates nominees for director in the same manner, regardless of whether the nominee is recommended by a stockholder or other person or entity.

In making its selection of director candidates, our nominating/corporate governance committee bears in mind that the foremost responsibility of a director is to represent the interests of our stockholders as a whole. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning. In consideration of these expectations, our nominating/corporate governance committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of our company. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest, or other consideration that might prevent service on our board of directors.

The charter of our nominating/corporate governance committee provides that the value of diversity on our board of directors should be considered, and our nominating/corporate governance committee includes diversity as one of its criteria for board composition. While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our board of directors. To accomplish that objective, our nominating/corporate governance committee considers ethnic and gender diversity, as well as differences in perspective, professional experience, education, skill, and other qualities in the context of the needs of our board of directors. Our nominating/corporate governance committee evaluates its effectiveness in achieving diversity on the board of directors through its annual review of board member composition.

Our nominating/corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the information required by our bylaws is submitted in writing in a timely manner addressed and delivered to our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

Availability of Corporate Governance Information

Our board of directors has adopted charters for our audit, compensation, and nominating/corporate governance committees describing the authority and responsibilities delegated to these committees by our board of directors. Our board of directors has also adopted corporate governance guidelines, a whistle blower policy, a code of business conduct and ethics, and a code of ethics for our chief executive officer and senior financial officers. We post on our website, at www.rrts.com, the charters of our audit, compensation, and nominating/corporate governance committees; our corporate governance guidelines; our whistle blower policy; our code of business conduct and ethics; our code of ethics for our chief executive officer and senior financial officers, and any amendments or waivers thereto. These documents are also available in print to any stockholder requesting a copy in writing from our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

Communication with our Board of Directors

Interested parties may communicate with our board of directors or specific members of our board of directors, including the members of our various board committees, by submitting a letter addressed to the board of directors of Roadrunner Transportation Systems, Inc., c/o any specified individual director or directors, at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515. We will forward any such letters to the indicated directors.

Meeting Attendance Information for the Board of Directors and Committees

Our board of directors held 21 meetings during fiscal 2017. All of our directors serving during 2017 attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors held during the period each director served as a director in 2017, and (ii) the total number of meetings held by all committees of our board of directors during the period each director served as a director in 2017 and on which such person served during 2017.

While we do not have a specific policy requiring our directors to attend annual meetings of stockholders, we encourage our directors to attend such meetings and, in furtherance of this, we schedule a meeting of our board of directors on the same day as the annual meeting of stockholders. As we did not hold a 2017 annual meeting of stockholders, there was no annual meeting last year for our directors to attend; however, all of our directors serving at the time of our 2016 annual meeting attended the 2016 annual meeting.

Executive Sessions

We regularly schedule executive sessions in which non-management directors meet without the presence or participation of management. The chairman of our board of directors serves as the presiding director of such executive sessions.

Board Leadership Structure

We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. Our chief executive officer, with guidance from the chairman of the board, develops the business strategy for our company and is responsible for the day-to-day leadership and performance of our company. The chairman of our board helps determine our company’s strategic direction and provides leadership for our board of directors. Our board of directors believes that separating these roles is in the best interests of our stockholders because it provides the appropriate balance between strategy development, flow of information between management and our board of directors, and oversight of management. By segregating the role of the chairman, we reduce any duplication of effort between the chief executive officer and the chairman. We believe this provides guidance for our board of directors, while also positioning our chief executive officer as the leader of our company in the eyes of our customers, employees, and other stakeholders. By having another director serve as chairman of our board of directors, Mr. Stoelting is better able to focus his attention on running our company. Our board of directors believes that Mr. Staley is the most appropriate individual to serve as chairman because of his experience in our industry, his deep knowledge of our business and strategy, and his experience with corporate governance matters.

Our board of directors has seven independent members and three non-independent members. A number of our independent board members are currently serving or have served as members of senior management of other public companies, including companies within our industry, and have served as directors of other public companies. We believe that the number of independent, experienced directors that make up our board of directors benefits our company and our stockholders.

We believe that we have a strong corporate governance structure that ensures independent discussion and evaluation of, communication with, and access to senior management. All of our board committees are composed solely of independent directors, which provides independent oversight of management. Also, our corporate governance guidelines provide that our non-management directors will meet in regularly scheduled executive sessions, generally in connection with regularly scheduled board meetings.

Role of the Board of Directors in Risk Management and Oversight

While our management is primarily responsible for managing risk, our board of directors and each of its committees plays a role in overseeing our risk management practices. The role of our board of directors in our company’s risk oversight process includes receiving reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks. Our board of directors receives these reports from the appropriate executive within our organization to enable it to understand our risk identification, risk management, and risk mitigation strategies. This direct communication from management enables our board of directors to coordinate its risk oversight role, particularly with respect to risk interrelationships within our organization. Our board of directors believes that its leadership structure has the effect of enhancing its risk oversight function because of the chairman’s direct involvement in risk oversight matters and his strong efforts to increase open communication regarding risk issues among directors and the committees of our board of directors. Our board of directors also believes that Mr. Staley’s knowledge of our company’s business, industry, and risks significantly contributes to our board of directors’ understanding and appreciation of risk issues.

Our board of directors allocates responsibility for overseeing risk management for our company among the board and each of its committees. Specifically, the full board oversees significant risks primarily relating to operations, strategy, and finance. In addition, each of our committees considers risks within its area of responsibilities, as follows:

•

Our audit committee is primarily responsible for overseeing matters involving major financial risk exposures and actions management is taking to monitor such risk exposures. This includes risks relating to financial reporting and internal controls; litigation; tax matters; liability insurance programs;

and compliance with legal and regulatory requirements and our code of ethics. In addition, our audit committee reviews our quarterly and annual financial reports, including any disclosure in those reports of risk factors affecting our company and business.

•

Our compensation committee is primarily responsible for overseeing risks that may be implicated by our executive compensation programs and risks relating to the administration of those programs. In setting compensation, our compensation committee strives to create incentives that encourage appropriate risk taking behavior consistent with our business strategy. In making compensation determinations, our compensation committee considers the overall mix of compensation for employees as well as the various risk control and mitigation features of our compensation plans, including appropriate performance measures and targets and incentive plan payout maximums. To assist in satisfying these oversight responsibilities, our compensation committee has retained an outside compensation consultant and meets regularly with management to understand the financial, human resources, and stockholder implications of compensation decisions being made.

•

Our nominating/corporate governance committee is primarily responsible for risks that may be mitigated by the continued effective functioning of our board of directors and our corporate governance practices. Under its charter, the nominating/corporate governance committee is responsible for, among other things, developing and recommending to our board of directors a set of effective corporate governance guidelines designed to assure compliance with applicable standards.

Through the activities of our audit, compensation, and nominating/corporate governance committees, as well as our board of directors’ interactions with management concerning our business and the material risks that may impact our company, our board of directors is able to monitor our risk management process and offer critical insights to our management.

Compensation Committee Interlocks and Insider Participation

In 2017, Messrs. Urkiel, Dobak, Doerr, Staley, and Ward served as members of our compensation committee. During such fiscal year, none of these individuals had any relationship requiring disclosure under Item 404 of Regulation S-K.

None of Messrs. Urkiel, Doerr, Staley or Ward has, at any time, been an officer or employee of our company. Mr. Dobak served in various leadership roles with our company from January 2007 to December 2013, most recently as our President—Less-than-Truckload and Transportation Management Solutions. During 2017, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our board of directors or compensation committee.

Related Party Transaction Policies and Procedures

It is the responsibility of our board of directors, with the assistance of our audit committee, to review and approve related party transactions. It is our management’s responsibility to bring such related party transactions to the attention of our board of directors. From time to time our nominating/corporate governance committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our board of directors and our executive officers.

Application of NYSE Corporate Governance Listing Standards

If Elliott owns more than 50% of our common stock following consummation of the rights offering, we will be a controlled company within the meaning of the NYSE listing standards. Under the NYSE listing standards, a controlled company may elect to not comply with certain NYSE corporate governance standards, including the requirements that (i) a majority of the board of directors consist of independent directors, (ii) it maintain a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, (iii) it maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (iv) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. If Elliott owns more than 50% of our common stock following the consummation of the rights offering, we may utilize any of these exemptions and others afforded to controlled companies. Consequently, you may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance rules and requirements. Our status as a controlled company could make our common stock less attractive to some investors or otherwise harm our stock price.

DIRECTOR COMPENSATION

We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, we consider the amount of time that directors spend fulfilling their duties as a director, including committee assignments.

We seek to provide director compensation packages that are customary for boards of directors for similarly situated companies. For fiscal 2017, we paid each independent director an annual cash retainer of $35,000, payable quarterly. Payments to directors are prorated for service provided for partial years. In addition, for fiscal 2017, our lead independent director received an annual cash retainer of $20,000, the chairman of our audit committee received an annual cash retainer of $7,500, the chairman of our compensation committee received an annual cash retainer of $5,000, and the chairman of our nominating/corporate governance committee received an annual cash retainer of $3,000. In May 2018, our board of directors approved an increase, effective July 1, 2018, to the annual cash compensation payable to the independent directors, which provides each independent director with an annual cash retainer of $60,000. The increase also provides the chairman of the board of directors with an annual cash retainer of $20,000, the chairman of our audit committee with an annual cash retainer of $15,000, the chairman of our compensation committee with an annual cash retainer of $10,000, the chairman of our nominating/corporate governance committee with an annual cash retainer of $6,750, and each committee member an additional annual cash retainer of $2,500.

In February 2017, each of our independent directors received a grant of 7,613 restricted stock units (“RSUs”) having a value on the grant date of $55,000 based upon the 20-day trailing average closing sales price for our common stock as of the grant date. Each RSU is equal in value to one share of our common stock, and the RSUs vest 25% each year over four years. Each independent director generally must remain a member of our board of directors through the end of the relevant vesting period in order to receive any amount of the RSUs covered by that award, except that recipients may be entitled to accelerated delivery of a portion of unvested RSUs in the case of the recipient’s death or disability, or upon a change in control.

We also reimburse each director for travel and related expenses incurred in connection with attendance at board and committee meetings.

Our non-independent directors are not compensated for service as directors.

Director Summary Compensation Table for Fiscal 2017

The following table sets forth the compensation earned by our independent directors in respect of their services as a director or committee chair during fiscal 2017.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Scott L. Dobak(2)	$8,750	$39,410	$48,160
Christopher L. Doerr	$35,000	$57,402	$92,402
John G. Kennedy, III	$35,000	$57,402	$92,402
Brian C. Murray	$42,500	$57,402	$99,902
James D. Staley	$58,000	$57,402	$115,402
William S. Urkiel	$40,000	$57,402	$97,402
Michael P. Ward	$35,000	$57,402	$92,402

(1)

Amounts reflect the fair value of RSUs at the date of grant. The value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” The fair value of an RSU is based on the closing market price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors with respect to these awards. The table below provides information with respect to the outstanding stock awards held by each of our independent directors as of December 31, 2017.

(2)	Mr. Dobak was elected to our board of directors in June 2017.

The following table lists all outstanding stock awards held by our independent directors as of December 31, 2017:

Name	Stock Awards
Scott L. Dobak	5,590
Christopher L. Doerr	14,640
John G. Kennedy, III	14,640
Brian C. Murray	12,917
James D. Staley	14,640
William S. Urkiel	14,640
Michael P. Ward	12,917

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 6, 2018 by the following:

•	each of our named executive officers and directors;

•	all of our executive officers and directors as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of November 6, 2018 and RSUs that are currently vested or will be vested within 60 days of November 6, 2018. Shares issuable pursuant to options, warrants, and RSUs are deemed outstanding for computing the percentage of the person holding such options, warrants, or RSUs but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose. Our calculation of the percentage of beneficial ownership is based on 38,515,600 shares of common stock outstanding as of November 6, 2018.

Except as otherwise indicated, the address of each person listed in the table is c/o Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Named Executive Officers and Directors:
Curtis W. Stoelting(1)	215,221	*
Michael L. Gettle(2)	87,517	*
Terence R. Rogers(3)	41,250	*
Scott B. Cousins(4)	17,155	*
Mark A. DiBlasi	59,682	*
Peter R. Armbruster	75,059	*
Scott L. Dobak	1,398	*
Christopher L. Doerr	20,820	*
John G. Kennedy, III	15,335	*
Ralph (“Cody”) W. Kittle III	—	*
Brian C. Murray	10,439	*
James D. Staley	16,520	*
William S. Urkiel(5)	24,020	*
Michael P. Ward	5,439	*
All executive officers and directors as a group (17 persons)(6)	484,950	1.2%
5% Stockholders:
Elliott Reporting Entities(7)	3,690,055	9.6%
HCI Reporting Entities(8)	7,801,625	20.3%
Dimensional Fund Advisors LP(9)	2,107,891	5.5%
The Vanguard Group(10)	1,858,600	4.8%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Includes 161,750 shares of common stock issuable pursuant to stock options exercisable within 60 days of November 6, 2018.
(2)	Includes 81,750 shares of common stock issuable pursuant to stock options exercisable within 60 days of November 6, 2018.
(3)	Includes 41,250 shares of common stock issuable pursuant to stock options exercisable within 60 days of November 6, 2018.
(4)	Includes 16,250 shares of common stock issuable pursuant to stock options exercisable within 60 days of November 6, 2018.
(5)	Includes 8,000 shares held by Mr. Urkiel’s trust.
(6)	Includes 301,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of November 6, 2018.
(7)

Represents shares of our common stock held by Elliott Associates, L.P. (“Elliott Associates”), Elliott International, L.P. (“Elliott International”), and Elliott International Capital Advisors Inc. (“EICA”) (collectively, the “Elliott Reporting Entities”). Elliott Associates has sole voting power and sole dispositive power with regard to 1,180,819 shares (which includes 121,463 shares of common stock issuable upon the exercise of outstanding warrants), and Elliott International and EICA each have shared voting power and shared dispositive power with regard to 2,509,236 shares (which includes 258,109 shares of common stock issuable upon the exercise of outstanding warrants). Such information is as reported on Schedule 13D filed by the Elliott Reporting Entities with the SEC on April 3, 2017 (as amended on May 4, 2017 and August 7, 2018). The Elliott Reporting Entities also own shares of our preferred stock. See the Schedule 13D/A filed by the Elliott Reporting Entities on May 4, 2017 and August 7, 2018. The address for each of the Elliott Reporting Entities is 40 West 57th Street, New York, New York 10019.

(8)

Represents shares of our common stock held by Thayer Equity Investors V, L.P. (“Thayer”), HCI Equity Partners III, L.P. (formerly known as Thayer | Hidden Creek Partners II, L.P.) (“Partners III”), HCI Co-Investors III, L.P. (formerly known as THC Co-Investors II, L.P.) (“Co-Investors III”), TC Sargent Holdings, L.L.C. (“TC Sargent”), TC Roadrunner-Dawes Holdings, L.L.C. (“TC Roadrunner”), HC Equity Partners V, L.L.C. (“HC Equity”), TC Co-Investors V, L.L.C. (“Co-Investors”), HCI Equity Management, L.P. (“HCI”), HCI Management III, L.P. (“HCI Management III”) and HCI Equity Partners, L.L.C. (“HCI Equity Partners”) (collectively, the “HCI Reporting Entities”). Thayer and HC Equity may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 6,369,930 shares, Partners III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,384,882 shares, Co-Investors III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 20,076 shares, TC Sargent may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 13,392 shares, TC Roadrunner may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 13,345 shares, Co-Investors and HCI may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 26,737 shares, HCI Management III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,404,958 shares, and HCI Equity Partners may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 7,801,625 shares. Such information is as reported on Schedule 13D filed by the HCI Reporting Entities with the SEC on May 24, 2011, as amended by Amendment No. 1 previously filed with the SEC on May 13, 2013, Amendment No. 2 previously filed with the SEC on August 28, 2013, Amendment No. 3 previously filed with the SEC on September 6, 2013, Amendment No. 4 previously filed with the SEC on August 20, 2015, and Amendment No. 5 previously filed with the SEC on August 22, 2018. The address of each of the HCI Reporting Entities is c/o HCI Equity Partners, 1730 Pennsylvania Avenue, N.W., Suite 525, Washington, D.C. 20006.

(9)

Represents shares of our common stock held by Dimensional Fund Advisors LP, referred to as Dimensional. Dimensional has sole voting power over 1,987,910 shares and sole dispositive power over 2,107,891 shares. Such information is as reported on Schedule 13G/A filed by Dimensional with the SEC on February 9, 2018. The address for Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(10)

Represents shares of our common stock held by The Vanguard Group and certain of its affiliates, referred to as “Vanguard.” Vanguard has sole voting power over 32,675 shares, shared voting power over 579 shares, sole dispositive power over 1,826,446 shares, and shared dispositive power over 32,154 shares. Such information is as reported on Schedule 13G/A filed by Vanguard with the SEC on February 9, 2018. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, executive officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the year ended December 31, 2017, and written representations that no other reports were required, we believe that each person who at any time during such year was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during the year ended December 31, 2017, except that (i) the Form 3 filed by Mr. Cousins on February 8, 2017 was late; (ii) the Form 4 filed by Mr. Goodgion on May 9, 2017 was late; (iii) the Form 4 filed by Mr. Hurst on February 5, 2018 was late; (iv) the Form 4 filed by Mr. Rogers on May 25, 2017 was late; and (v) the Form 3 filed by Mr. Milane on March 23, 2018 was late.

MANAGEMENT

The following table, together with the accompanying text, sets forth the names and certain other information as of November 6, 2018 for each of our executive officers.

Name	Age	Position(s) Held
Curtis W. Stoelting	58	Chief Executive Officer and Director
Michael L. Gettle	59	President, Chief Operating Officer, Secretary and Director
Terence R. Rogers	59	Executive Vice President and Chief Financial Officer
Scott B. Cousins (1)	50	Chief Information Officer
Robert M. Milane	65	General Counsel and Chief Compliance Officer
Frank L. Hurst	44	President—Roadrunner Freight
William R. Goodgion	52	President—Ascent Global Logistics
Patrick K. McKay	50	Senior Vice President—Enterprise Fleet Services
Craig Paulson	46	Senior Vice President—Human Resources

(1)	As previously reported on our Form 8-K filed with the SEC on October 18, 2018, on October 16, 2018, Mr. Cousins resigned as our Chief Information officer effective October 26, 2018.

Curtis W. Stoelting’s biography is set forth under the heading “Proposal No. 1—Election of Directors” above.

Michael L. Gettle’s biography is set forth under the heading “Proposal No. 1—Election of Directors” above.

Terence R. Rogers has served as our Executive Vice President and Chief Financial Officer since May 2017. Prior to joining our company, Mr. Rogers served as the Chief Financial Officer of The Heico Companies, LLC, the parent company for a diversified portfolio of over 35 businesses, from April 2012 to February 2017. Prior to that time, Mr. Rogers served in various financial positions with Ryerson Inc., a leading distributor and value-added processor of industrial metals, from December 1994 to April 2012, most recently as Chief Financial Officer.

Scott B. Cousins has served as our Chief Information Officer since January 2017. Prior to joining our company, Mr. Cousins served as the Chief Information Officer of KeHE from 2007 to 2017 and NCH Marketing Services from 2005 to 2007. Prior to that time, Mr. Cousins served as Senior Vice President of Information Technology at IndyMac Bank from 2004 to 2005. Prior to joining IndyMac Bank, Mr. Cousins was an Associate Partner at Accenture for 14 years. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.

Robert M. Milane has served as our Chief Compliance Officer since April 2017 and as our General Counsel since November 2015. Mr. Milane has also served as our Executive Vice President of Risk Management since November 2015. Mr. Milane served as our Vice President of Risk Management from June 2014 to October 2015. Prior to joining our company, Mr. Milane served as Managing Director for Risk Management at FedEx Ground from 1999 to 2010 and as Assistant Vice President of Risk Management for Canal Insurance from 2011 to 2013.

Frank L. Hurst has served as our President—Roadrunner Freight since June 2017. Mr. Hurst previously served as our Senior Vice President of Sales and Marketing of Roadrunner Freight from January 2017 to June 2017. Prior to joining our company, Mr. Hurst served as VP/GM for North American Corporation, a distributor of packaging products, equipment, and service based in Glenview, Illinois, from January 2014 to December 2016. From August 2012 to December 2013, Mr. Hurst served as Executive Vice President for Vitran Express, where he was responsible for the turnaround, sale, and transition of the US LTL operation. Prior to joining Vitran Express, Mr. Hurst spent 16 years at FedEx Freight, where he was most recently served as VP—Divisional Operations from July 2007 to August 2012.

William R. Goodgion has served as our President—Ascent Global Logistics since April 2015. Prior to joining our company, Mr. Goodgion served as Managing Director—Operations (Central Region) for FedEx Trade Networks Transport & Brokerage, Inc., a subsidiary of FedEx Corporation, from December 2014 through April 2015, and as Managing Director—Global Distribution & Surface Transportation for FedEx Trade Networks Transport & Brokerage, Inc. from March 2000 through April 2015.

Patrick K. McKay has served as our Senior Vice President—Enterprise Fleet Services since February 2017 and was previously our President—Truckload Logistics from July 2014 until February 2017 and our President—Truckload Services from March 2012 to July 2014. Prior to joining our company, Mr. McKay served as a General Manager—Operations for the van truckload division of Schneider National, Inc. from 2008 to 2012. Prior to that, Mr. McKay held various leadership positions with FedEx Ground, Inc. from 1992 to 2008, most recently serving as a Division Managing Director.

Craig T. Paulson has served as our Senior Vice President—Human Resources since October 2017. Prior to joining our company, Mr. Paulson served as the Director of Human Resources of Generac Corporation since June 2016. Prior to that time, Mr. Paulson served as Vice President of Human Resources—Pump Solutions Group of Dover Corporation from January 2015 to September 2015 and as Vice President of Human Resources—Waukesha Bearings Corporation of Dover Corporation from August 2011 to January 2015. Prior to joining Dover Corporation, Mr. Paulson served in various human resources roles for 11 years.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview of our executive compensation program, together with a description of the material factors underlying the decisions that resulted in the compensation paid to our named executive officers.

Named Executive Officers and Recent Changes in Executive Officers

Our executive officers whose 2017 compensation is discussed in this Compensation Discussion and Analysis, who we refer to as our named executive officers, are:

•	Curtis W. Stoelting, our Chief Executive Officer and, with respect to 2017, our principal financial officer;

•	Michael L. Gettle, our President and Chief Operating Officer;

•	Terence R. Rogers, our Chief Financial Officer;

•	Scott B. Cousins, our Chief Information Officer;

•	Mark A. DiBlasi, our former Chief Executive Officer and President; and

•	Peter R. Armbruster, our former Chief Financial Officer.

In January 2016, Mr. Stoelting was appointed our President and Chief Operating Officer. In April 2017, Mr. Stoelting was appointed our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer and Michael L. Gettle was appointed our President, Chief Operating Officer, and Secretary.

In January 2017, Scott B. Cousins was appointed our Chief Information Officer. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018. In April 2017, Robert M. Milane was appointed as our General Counsel and Chief Compliance Officer. In May 2017, Terence R. Rogers was appointed our Executive Vice President and Chief Financial Officer, but he did not serve as our principal financial officer until 2018. In June 2017, Frank L. Hurst was appointed the President of our Roadrunner Freight business unit. In October 2017, Craig T. Paulson was appointed our Senior Vice President of Human Resources.

Executive Summary

For 2017, our compensation committee continued to:

•	use both our compensation peer group and certain composite compensation survey data as the primary tools for evaluating executive compensation;

•

increase the base salaries of certain executive officers in light of its assessment of competitive market conditions and to reflect their responsibilities as executives of a public company of our size;

•

tie a substantial portion of our annual incentive bonus plan for our executive officers to our consolidated earnings before interest and taxes (“EBIT”) to support collaboration within our senior management team and reward our executive officers for company-wide performance;

•

use performance-based RSUs (“PRSUs”) as an integral component of our long-term incentive program in order to strengthen our pay-for-performance alignment and directly incorporate revenue and earnings before interest, tax, depreciation, and amortization expense (“EBITDA”) objectives;

•	use a mix of short-term and long-term incentives to both motivate near-term performance and keep our executive officers focused on longer-term goals that drive stockholder value;

•	provide that the mix of full value equity awards is weighted more toward PRSUs than time-based RSUs (“RSUs”); and

•	calculate the number of shares of our common stock subject to PRSUs and RSUs by using a 20-day trailing average closing sale price, thereby mitigating the effects of our stock price volatility.

In February 2018, our compensation committee determined to:

•	maintain the 2018 base salaries of each of our named executive officers at current levels;

•	increase the target annual incentive bonus opportunity for each currently employed named executive officer by 300 basis points;

•	in a change from historic practice, enter into employment agreements with executive officers and key business leaders;

•

use our adjusted EBITDA (adjusted to exclude annual incentive bonus expense, impairment charges, gains or losses from dispositions of businesses, other long-term incentive compensation expense, loss on debt extinguishments, restructuring and restatements costs, and contingent purchase price adjustments, as well as all non-recurring charges agreed to by our compensation committee on a quarterly case-by-case basis) as the financial metric objective for both our annual incentive bonus and PRSU Programs; and

•	defer our annual equity awards until after our 2017 financial statements are available to the public.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to structure our pay at levels that enable us to attract, motivate, and retain highly qualified executives and key employees and reward the creation of stockholder value. We seek to provide executive compensation packages that are competitive with comparable companies and reward the achievement of short-term and long-term performance goals.

Like most companies, we use a combination of fixed and variable compensation programs to reward and incentivize strong performance, as well as to align the interests of our executives with those of our stockholders. Our compensation philosophy is to target total compensation at approximately the 50th percentile of comparable companies, with higher comparable levels of pay based on higher level of company and individual performance. However, our compensation committee’s decisions on target compensation for specific individuals have also been influenced by a variety of additional factors, including but not limited to market conditions, our company’s recent financial performance and operational challenges, and individual performance, including scope of duties within our organizational structure, institutional knowledge, position readiness, internal pay equity, and/or level of difficulty in recruiting a replacement executive.

Our pay mix consists primarily of base salary, annual performance-based cash incentives, time-based equity incentives, and performance-based equity incentives. We have no guaranteed bonuses, no pension plans or other executive retirement plans except our 401(k) plan available to all of our employees, no significant tax gross-up arrangements, and no material executive perquisites such as company-paid personal travel, financial planning assistance, or car allowances. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. Accordingly, compensation levels may vary significantly from year to year and among our various executive officers.

We believe that we have closely linked executive officer pay to performance primarily through two components of our compensation system. In 2015, we added a performance-based element to our long-term equity incentive program through the award of PRSUs. For 2017, we also continued to use an annual cash incentive program that was based on our company-wide EBIT before all non-recurring charges approved by our compensation committee.

An important principle driving our executive compensation programs is our belief that it benefits our stockholders for the target total direct compensation opportunities of our executive officers to be tied to our company’s current and long-term performance. As a result, at-risk pay is expected to comprise an increasingly significant portion of our executive compensation, particularly for our most senior executive officers.

Role of the Compensation Committee

Our compensation committee is responsible for, among other things:

•	the review and approval of our compensation philosophy;

•	the review of all executive compensation plans and structures, including that of our executive officers and other members of management;

•

the approval (or, for certain determinations relating to our chief executive officer, recommendation to our board of directors) of individual compensation for our executive officers and other members of management;

•	the approval of annual and long-term incentive performance metrics, as well as payouts thereunder; and

•	the review of other executive benefit plans, including perquisites.

Our compensation committee also analyzes the reasonableness of our overall executive compensation packages. Our compensation committee has a formal written charter that delineates its responsibilities, a full copy of which is posted on our website at www.rrts.com.

While our chief executive officer and other executive officers may attend meetings of our compensation committee from time to time, the ultimate decisions regarding executive officer compensation are made solely by the members of our compensation committee or, for certain determinations relating to our chief executive officer, our board of directors. These decisions are based not only on our compensation committee’s deliberations, but also from input requested from outside advisors, including in some years our compensation committee’s outside compensation consultant, with respect to, among other things, market data analyses. The final decisions relating to our chief executive officer’s compensation have historically been based on recommendations of our compensation committee and included discussions with and approval by all of our non-employee directors without the presence of management. Our compensation committee typically discusses proposals for our chief executive officer’s compensation with him but the final decisions regarding his compensation are made when he is not present. Decisions regarding the compensation of our other executive officers have historically been based on recommendations of our compensation committee, after considering recommendations from our chief executive officer (or, in the case of compensation determinations made in February 2017, our then president and chief operating officer Mr. Stoelting).

Compensation-Setting Process

Overall compensation levels for our executive officers are generally determined based on our compensation committee’s evaluation of the following factors:

•	the individual’s duties and responsibilities within our company;

•	the individual’s experience and expertise;

•	compensation levels for similar positions in our industry;

•	performance of the individual and our company as a whole; and

•	the levels of compensation necessary to recruit new executive officers.

Each year our compensation committee, after consultation with our senior management, establishes performance targets for our annual incentive bonus plan and our PRSU Program that requires the achievement of specified target financial results. Each year our compensation committee also determines performance-based compensation by assessing prior year actual financial results against these pre-established financial targets. In addition, our compensation committee’s decisions on target compensation for specific individuals have also been and will continue to be influenced by a variety of additional factors such as internal pay equity, the executive officer’s ability to impact strategic goals, the length of service with our company, and the level of difficulty in recruiting a replacement executive. Ultimately, the amount of compensation awarded to our executives is determined based on our performance and what our compensation committee believes is in the best interest of our stockholders.

Role of Compensation Consultant

Our compensation committee typically engages the services of an outside compensation consultant to provide independent analysis and advice in connection with making executive compensation decisions.

In mid-2015, our compensation committee engaged Compensia, Inc. (“Compensia”) to provide the committee with an executive compensation assessment for 2016. The chairman of our compensation committee, in consultation with other committee members, defined the scope of Compensia’s 2016 engagement and related responsibilities. These responsibilities included, among other things, advising on issues of executive compensation and equity compensation structure, assisting with the identification of relevant peer companies, and assisting in the preparation of compensation disclosure for inclusion in our SEC filings.

Our compensation committee determined not to engage Compensia or any other compensation consultant to assist with its 2017 executive compensation analyses and determinations. This decision was primarily based on the company’s poor financial performance in late 2016 and the committee’s belief that it would not be appropriate to adjust the compensation of our senior executive officers in light of those results.

Subsequently, in mid-2017, our compensation committee engaged Compensia to provide the committee with executive and director compensation assessments for 2018.

Compensia did not perform any consulting or advisory services for our management team in 2017 and has not been retained to perform any consulting or advisory services for our management team in 2018.

Role of Management in Setting Compensation

Our senior human resources executive and members of our finance team have historically worked with our chief executive officer to:

•	formulate recommended changes to our executive compensation plans and arrangements;

•	formulate recommendations for financial metrics and related target levels to be achieved under those plans and arrangements;

•	prepare analyses of financial data and other briefing materials to assist our compensation;

•	advise the committee in making its decisions; and

•	ultimately, to implement the decisions of our compensation committee.

Historically, our chief executive officer has been actively engaged in setting compensation for our other executive officers through a variety of means, including recommending for compensation committee approval the financial goals and the annual variable pay amounts for such other executive officers. For 2017, Mr. Stoelting, our then president and chief operating officer, had primary responsibility for these activities. Our chief executive officer and president are generally subject to the same financial performance metrics and related target levels as our other executive officers.

Compensation Structure

Although the final structure may vary from year to year and individual to individual, our compensation committee utilizes three main components for executive officer compensation:

•	Base Salary—fixed pay that takes into account an individual’s duties and responsibilities, experience, expertise, and individual potential and performance.

•	Annual Incentive Bonus—variable cash compensation that takes into account our financial performance during a particular year.

•

Long-Term Incentives—stock-based awards consisting of PRSUs, RSUs and, in certain situations, time-based stock options, all of which reflect the performance of our common stock, encourage retention, and align executive officer and stockholder interests.

Pay Mix

In determining the allocation among base salary, annual incentive bonus opportunity, and long-term incentive compensation, our compensation committee considers the following factors:

•	our short-term and long-term business objectives;

•	competitive trends within our industry; and

•	the importance of creating a performance-based environment that ties a significant portion of each executive officer’s compensation to the achievement of performance targets and corporate objectives.

When considering a proposed compensation package for an executive officer, our compensation committee considers the compensation package as a whole, including each element of total compensation. For example, before determining officer compensation for 2017, our compensation committee reviewed, for each executive officer, each element of compensation paid in 2016, including base salary, the 2016 annual incentive bonus earned, and the value of equity awards made in prior years. Our compensation committee and management use this information to assess the overall effect and long-term implications of compensation decisions, rather than viewing individual decisions in isolation. We have no pre-established policy for allocating between either cash and non-cash or short-term or long-term compensation.

Our compensation committee believes that the particular elements of compensation identified above produce a well-balanced mix of cash versus stock-based compensation, retention value, and “at-risk” compensation that collectively provide each executive officer with both short-term and long-term performance incentives. Base salary provides the executive officer with a measure of security as to the minimum level of compensation he or she will receive while the annual and long-term incentive compensation elements motivate the executive officer to focus on the financial and operational metrics that will produce a high level of company performance over both the annual and long term. Our compensation committee believes that this approach should lead to increases in stockholder value, provide an appropriate reward for our executive officers, and reduce the risk of loss of executive officers to competitors.

While each of the elements of our compensation program is intended to motivate and encourage all executive officers to drive performance and achieve superior results for our stockholders, there is a different emphasis on the three primary elements based on an executive officer’s position and ability to impact our financial results. Historically, the percentage of performance-based pay, or “at-risk” pay, has increased with job responsibility. This is intended to offer an opportunity for increased compensation in the event of successful performance, matched with the prospect of reduced compensation when performance falls short of established financial goals.

For 2017, compensation for our named executive officers (other than Messrs. DiBlasi and Armbruster, who were terminated from their former positions as executive officers effective April 30, 2017 and March 29, 2017, respectively) had been structured so that more than half the compensation consisted of equity awards and an annual incentive bonus opportunity that would be performance-based and dependent on our 2017 financial results, with the other portion comprising base salary.

While the annual incentive bonus program for our executive officers is based primarily on our company-wide performance, such compensation program is also designed to provide payments to certain executive officers who lead our business units based on a combination of consolidated company and business unit results. For example, a portion of the 2017 annual cash incentive opportunity for the president of our Ascent business unit was based on the performance of that business unit, for which he is primarily responsible. We believe this blended program design motivates business units to work together to achieve greater returns for our stockholders. In any one year, because we are comprised of different business units, executive officers leading high-performing business units may receive significantly more compensation than executive officers leading business units that do not perform well.

Compensation Peer Group

As discussed above, our compensation committee did not engage a compensation consultant to assist with its 2017 executive compensation decisions, and did not use peer group or other benchmarking information.

Compensation-Related Risk Considerations

Our compensation committee believes that our annual incentive bonus and long-term incentive compensation programs provide incentives to create long-term stockholder value. Several elements of these programs are also designed to discourage behavior that leads to inappropriate or excessive risk-taking:

•

Our compensation committee believes that EBIT (which shall mean our consolidated net income, calculated in accordance with GAAP, plus, to the extent deducted in calculating such net income, all charges for or with respect to interest and income taxes and all non-recurring charges agreed to by our compensation committee), the financial metric used in 2017 to determine the amount of each executive officer’s annual incentive bonus, is a measure that drives long-term stockholder value. Moreover, our compensation committee attempts to set performance ranges for this metric that encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall annual incentive bonus for each of our executive officers never exceeds 150% of their base salaries, no matter how much our financial performance exceeds the performance ranges established at the beginning of the year.

•

Our 2017 annual incentive plan continued to provide that our executive officers would receive payments if our company achieved 80% of the target EBIT. Our compensation committee believes that this relatively low threshold discourages our executive officers from taking excessive risk to achieve performance at a higher percentage of the pre-established target level.

•

Our compensation committee believes that EBITDA, the financial metric used in our 2017 PRSU Program, is also a measure that drives long-term stockholder value. Moreover, our compensation committee attempts to set performance ranges for this metric that encourage success without encouraging excessive risk taking to achieve short-term results.

•	Our PRSUs and RSUs are earned and vest, respectively, over four-year periods, encouraging our executive officers to look to long-term appreciation in equity values.

•	Our 2017 time-based stock options granted to Messrs. Stoelting, Gettle, Rogers, and Cousins vest over a four-year period, encouraging them to look to long-term appreciation in equity values.

Individual Executive Officer Compensation

Base Salary. Base salaries for our newly hired or appointed executive officers are generally set based on the position within our company, competitive salary levels for comparable positions at other companies, and the executive’s experience. Base salaries of our executive officers are reviewed each year by our compensation committee, and adjustments to base salaries are based on factors such as the overall performance of our company, new roles and responsibilities assumed by the executive, the performance of the executive officer’s area of responsibility, the executive officer’s impact on strategic goals, the length of service with our company, and revisions to our compensation philosophy. However, there is no specific weighting applied to any one factor in setting or adjusting base salaries, and the process ultimately relies on the subjective exercise of our compensation committee’s judgment.

Although salaries have historically been targeted at the 25th to 50th percentile of our peer group and relevant compensation survey data, our compensation committee has also taken into account historical compensation, internal parity with other executives, potential as a key contributor, and special recruiting situations.

Base Salaries for 2017. Base salary deliberations for 2017 were conducted from November 2016 through February 2017. Mr. Stoelting, who was then serving as our president and chief operating officer, met with Mr. DiBlasi (our then chief executive officer), Mr. Staley (our then lead independent director), and Mr. Rued (the then chairman of our board of directors) regarding the compensation of our executive officers. Following these discussions, Mr. Staley met with the other members of our compensation committee to discuss the base salary recommendations of Messrs. Stoelting, Staley, and Rued.

For 2017, our compensation committee considered potential future changes in our senior management team as well as the other factors discussed in “Compensation-Setting Process” above and, in connection therewith, determined to maintain the base salaries for each of Messrs. DiBlasi and Armbruster at their current levels, and increased the base salaries for Messrs. Stoelting and Gettle. The 2017 changes in base salary for Messrs. Stoelting and Gettle became effective on May 1, 2017. A summary of the base salary changes made for 2017 is outlined below for each of our named executive officers:

	Base Salary
Name	2016		2017		Y/Y Change
Curtis W. Stoelting	$450,000		$510,000	(1)	13.3%
Michael L. Gettle	$450,000	(2)	$510,000	(3)	13.3%
Terence R. Rogers	$—		$400,000	(4)	—%
Scott B. Cousins	$—		$300,000	(5)	—%
Mark A. DiBlasi	$538,000		$538,000		—%
Peter R. Armbruster	$332,000		$332,000		—%

(1)	Increased to $571,000 in connection with Mr. Stoelting’s April 30, 2017 appointment as our chief executive officer.
(2)	Increased from $425,000 effective as of December 1, 2016.
(3)	Increased to $571,000 in connection with Mr. Gettle’s April 30, 2017 appointment as our president and chief operating officer.
(4)	Mr. Rogers joined our company and was appointed chief financial officer in May 2017.
(5)	Mr. Cousins joined our company and was appointed chief information officer in January 2017. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.

Annual Incentive Bonus Plan. In addition to base salary, our compensation committee believes that annual performance-based cash bonuses play an important role in providing incentives to our executive officers to achieve near-term performance goals.

Our compensation committee has historically believed that EBIT is a good indicator of our financial performance relative to competitors given the market in which we compete, and is also a metric that management can easily track and communicate to employees throughout the performance period. Each executive officer has a target annual incentive bonus opportunity, expressed as a percentage of base salary, with the ability to earn above or below that target based on our company’s actual performance.

When determining the EBIT target for our annual incentive bonus plan, our chief executive officer typically submits to our compensation committee the initial recommendation for the target based upon our company’s annual board-approved budget, as well as the target annual incentive bonus opportunity for each executive officer, and these recommendations are reviewed and discussed by our compensation committee. The major factors used in setting one or more target levels for a particular year are the results for the most recently-completed year and the budget for the current year, as well as general economic and market conditions. Our compensation committee sets the final EBIT target levels during our first quarter, typically at levels our compensation committee believes are challenging, but reasonable, for our company to achieve.

After our financial statements are available each year, our compensation committee determines the level of achievement for the specified EBIT target (after making any appropriate adjustments to such goal for the effects of corporate and economic factors that were not anticipated in establishing the performance measure) and awards credit for the achievement of a percentage of the target. Final determinations as to annual incentive bonus awards are then based on that percentage. If earned, actual bonuses are generally paid to our executive officers early in the second quarter of the subsequent fiscal year.

2017 Annual Incentive Bonus Plan. Our compensation committee determined that the 2017 annual incentive bonus plan for our executive officers would be based on a company-wide EBIT target that was consistent with our board-approved 2017 budget. For 2017, our compensation committee established a target annual incentive bonus opportunity for each executive officer, expressed as a percentage of base salary, with the ability to earn above or below that target based on our company’s actual performance. Mr. DiBlasi did not participate in our 2017 annual incentive bonus plan.

The following table lists the 2017 base salaries and the 2017 annual incentive bonus plan levels for each of our named executive officers (other than Mr. DiBlasi):

		Annual Incentive Bonus Plan Levels as % of Base Salary
Name	2017 Base Salary	80% of Target(1)	90% of Target	100% of Target	150% of Target(2)
Curtis W. Stoelting	$571,000	30%	60%	90%	150%
Michael L. Gettle	$571,000	30%	60%	90%	150%
Terence R. Rogers	$400,000	28%	51.5%	75%	137.5%
Scott B. Cousins	$300,000	25%	30%	50%	95%
Peter R. Armbruster	$332,000	25%	42.5%	60%	110%

(1)

Represents the annual incentive bonus award (expressed as a percentage of 2017 base salary) that the named executive officer is eligible to receive if we achieved 80% of the company-wide EBIT target. No bonus awards would be payable if our actual EBIT was less than 80% of the target level.

(2)	Represents the maximum potential bonus award.

For 2017, our company-wide EBIT was less than 80% of the pre-established target. Accordingly, no annual incentive bonus awards were made to our named executive officers for 2017.

Long-Term Incentives. We believe that providing long-term incentive compensation opportunities in the form of equity awards as a significant portion of our executive officers’ total compensation packages aligns their interests with the interests of our stockholders and with our long-term success. By compensating our executive officers with our equity, they receive a stake in our company’s financial future, and the gains realized in the long term depend on their ability to drive our financial performance. Equity awards are also a useful vehicle for attracting and retaining executive talent in a competitive market.

Our compensation committee develops its equity award decisions based on its judgment as to whether the total compensation packages provided to our executive officers, including prior equity awards and the level of outstanding vested and unvested equity awards then held by each executive officer, are sufficient to retain, motivate, and adequately reward them. In addition, our compensation committee considers the accounting costs that will be reflected in our financial statements when establishing the form of equity to be granted and the size of the awards as well as the potential dilution associated with the equity awards.

We grant equity awards under our 2010 Incentive Compensation Plan (the “2010 Plan”), which was adopted by our board of directors and approved by our stockholders and permits the grant of stock options, stock appreciation rights, restricted shares, RSUs, performance shares, and other stock-based awards to our officers, directors, employees, and consultants.

Our compensation committee may adjust the mix of equity award types or approve different awards as part of future long-term incentive awards. Awards made in connection with a new, extended, or expanded employment relationship may involve a different mix of PRSUs, time-based RSUs, stock options, or other equity-related awards depending on our compensation committee’s assessment of the total compensation package being offered.

Stock Options. Stock options represent the right to purchase shares of our common stock at a specified exercise price for a specified period of time. The stock options vest and become exercisable in installments as determined by our compensation committee. Although our long-term equity incentives have in recent years consisted primarily of PRSUs and RSUs, we continue to grant stock options to certain of our executive officers on a selective basis. As described more fully below, in 2017 our compensation committee granted time-based stock options to Messrs. Stoelting, Gettle, Rogers, and Cousins.

Restricted Stock Unit Awards. RSUs represent the right to receive one share of our common stock for each RSU upon the settlement date, which is the date on which certain conditions, such as continued employment with us for a pre-established period of time, are satisfied. RSU awards reflect both increases and decreases in the market prices of our common stock from the grant-date market prices and thus tie compensation more closely to changes in stockholder value at all levels compared to stock options, whose intrinsic value changes only when the market price of our common stock increases above the exercise price. RSUs also have retention value even during periods in which the market price of our common stock does not appreciate, which supports continuity in the senior management team. In addition, RSUs allow our compensation committee to deliver equivalent value with use of fewer authorized shares than stock option awards.

Shares of our stock are issued to RSU holders as the awards vest. The vesting schedule for RSUs granted to our executive officers and other employees provides that each award vests in four equal annual installments. Recipients of RSU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any shares of our common stock covered by that award, except that recipients may be entitled to accelerated delivery of a portion of their unvested RSUs in the case of the recipient’s death or disability, or upon a change in control of our company.

Performance RSU Awards. In 2015, our compensation committee added a performance-based element to our long-term incentive compensation program (the “PRSU Program”) in order to strengthen the alignment of pay-for-performance. Under the PRSU Program, PRSUs were granted to eligible employees, including our executive officers, in 2017 (other than to Mr. DiBlasi). PRSU awards are intended to reward recipients to the extent we achieve specific pre-established financial performance goals.

Under the PRSU Program, a target number of PRSUs are awarded at the beginning of each one-year performance period. Under the PRSU Program, financial performance goals are set at the beginning of each year, and performance is reviewed at the end of that year. The number of PRSUs ultimately earned will range from zero to 1.5 times the target number depending on our performance during the period. Each PRSU is equal in value to one share of our common stock, and the PRSUs earned vest in four equal installments of 25% on the date our compensation committee certifies the performance results and on March 1 of each of the next three succeeding years. Recipients of PRSU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any shares of our common stock covered by the PRSU award, except that recipients may be entitled to accelerated delivery of a portion of unvested PRSUs in the case of the recipient’s death or disability, or upon a change in control.

Under our PRSU Program for 2017, our compensation committee once again selected company-wide EBITDA as the financial performance metric. The calculation of EBITDA excluded non-cash compensation expense attributable to the PRSU Program, acquisition transaction expenses, the results of any acquisitions made during the year, and all non-recurring changes approved by our compensation committee. The percentage to be applied to each recipient’s target number of PRSUs ranged from zero to 150%, based upon the extent to which the actual EBITDA is achieved:

Percentage of Target EBITDA Achieved	Percentage of PRSUs Earned
Less Than 89.5%	—%
89.5%	50.0%
94.7%	75.0%
100.0%	100.0%
104.1%	125.0%
108.3% or more	150.0%

Our adjusted EBITDA for the year ended December 31, 2017 did not meet the minimum performance level under the PRSU Program for 2017. Accordingly, none of the PRSUs awarded under the PRSU Program for 2017 were earned.

2017 Equity Awards. For 2017, our compensation committee determined that the equity awards to be granted to our executive officers would consist of a combination of time-based RSUs and PRSUs, as well as time-based stock options for Messrs. Stoelting, Gettle, Rogers, and Cousins. The following table sets forth the time-based RSUs and target number of PRSUs granted to our named executive officers (other than Mr. DiBlasi, who did not receive any equity awards in 2017, and other than Mr. Rogers, who received only stock options awards in 2017) on February 28, 2017:

Name	Dollar Value of RSUs	Number of RSUs(1)	Target Dollar Value of PRSUs	Target Number of PRSUs(1)
Curtis W. Stoelting	$166,667	23,070	$333,333	46,139
Michael L. Gettle	$166,667	23,070	$333,333	46,139
Scott B. Cousins	$40,000	5,357	$80,000	11,073
Peter R. Armbruster	$75,000	10,381	$150,000	20,763

(1)

The number of RSUs and the target number of PRSUs awarded were calculated using a dollar value per share of $7.22, which was the 20-day trailing average closing sales price for our common stock as of February 28, 2017, the date our compensation committee approved the 2017 awards. On February 28, 2017, the closing price for our common stock was $7.54.

For 2017, our compensation committee also granted stock options to Messrs. Stoelting, Gettle, Rogers, and Cousins to provide additional long-term incentives. On February 28, 2017, the committee granted Messrs. Stoelting, Gettle, and Cousins seven-year non-qualified stock options to purchase 167,000, 167,000, and 65,000 shares of our common stock, respectively, each with an exercise price equal to $7.54 per share (the fair market value of our common stock on the grant date), subject to vesting over four years, with 25% vesting on each annual anniversary of the grant date. On May 22, 2017, and pursuant to our employment agreement with Mr. Rogers, the committee granted Mr. Rogers a seven-year, non-qualified stock option to purchase 165,000 shares of our common stock at a per share exercise price of $6.30 (the fair market value of our common stock on the grant date), subject to vesting over four years, with 25% vesting on each annual anniversary of the grant date.

Other Compensation Elements

Pension and Nonqualified Deferred Compensation. None of our executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us.

Other Compensation. All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance, and Section 401(k) plans. These plans are available to all of our employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executive officers that are not broadly available to our other employees. In designing these compensation elements, we seek to provide an overall level of benefits that is competitive with that offered by companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered by our compensation committee in determining the compensation of our executive officers.

Employment Agreements. Historically, we did not maintain employment contracts with our executive officers or other employees. However, in recent periods we have used employment agreements with various executive officers. For example, we entered into employment agreements with Messrs. Stoelting and Gettle upon joining our company, which were subsequently amended and restated in connection with their April 30, 2017 appointments as our chief executive officer and chief operating officer, respectively. Those restated agreements, as well as our employment agreements with Messrs. Rogers, Hurst, and Paulson, each of whom was hired and appointed as an executive officer in 2017, are described below under “Executive Compensation—Employment and Other Agreements” below.

Severance Payments due Upon Termination of Employment and/or a Change in Control. We currently provide for the accelerated vesting of outstanding and unvested equity awards in connection with any “change in control” of our company. Our compensation committee believes that for our executive officers, accelerated vesting of equity awards in the event of a change in control is generally appropriate because in some change in control situations, equity of the target company is cancelled, making immediate acceleration necessary in order to preserve the value of the award. In addition, we rely primarily on equity awards to provide our executive officers with the opportunity to accumulate substantial resources to fund their retirement income, and our compensation committee believes that a change in control event is an appropriate liquidation point for awards designed for such purpose.

In addition, Messrs. Stoelting, Gettle, Rogers, Cousins, Hurst, and Paulson are, and Messrs. DiBlasi and Armbruster were, eligible to receive cash severance payments in certain circumstances related to involuntary terminations of employment. These payments are intended to provide a level of transition assistance in the event of an involuntary termination of employment. Our compensation committee believes these provisions are fair and reasonable based on its understanding of market practices among industry competitors and within the broader environment of similarly sized businesses.

We believe these post-employment severance payments and benefits are an essential element of our compensation package for our executive officers and assist us in recruiting and retaining talented individuals. In addition, we believe that it is more equitable to offer severance payments based on a standard formula determined as a multiple of base pay because severance often serves as a bridge when employment is involuntarily terminated, and should therefore not be affected by other, longer-term compensation arrangements. As a result, other compensation decisions are not generally based on the existence of this severance protection. For a detailed description of the post-employment compensation of our named executive officers, see Potential Payments Upon Termination or Change in Control below.

Prohibitions on Hedging and Pledging of Shares. Among other things, our insider trading policy prohibits our executive officers from engaging in put, call, derivative, or short sale transactions, as well as pledging our securities as collateral for a loan.

Stock Ownership Guidelines. We do not currently maintain stock ownership guidelines for our executive officers.

Compensation Recovery (“Clawback”) Policy. We do not currently maintain a formal compensation recovery “clawback” policy or practice regarding the adjustment or recovery of awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. However, in connection with the adoption of rules under the Dodd-Frank Act, our compensation committee expects that in the future it will establish mechanisms to recover incentive compensation in the event of a financial restatement or similar event.

Approval Process for Equity Awards

Our executive officers and other employees receive long-term equity awards pursuant to the terms of the 2010 Plan. Our compensation committee administers the 2010 Plan and establishes the rules for all awards granted thereunder, including grant guidelines, vesting schedules, and other provisions. Our compensation committee reviews these rules from time to time and considers, among other things, the interests of our stockholders, market conditions, information provided by the compensation committee’s compensation consultant and our legal advisor, performance objectives, and recommendations made by our chief executive officer.

Our compensation committee reviews awards for all employees. Our compensation committee has established a process in which it reviews the recommendations of our chief executive officer for our executive officers (other than himself) and other employees, modifies the proposed grants in certain circumstances, and approves the awards effective as of the date of its approval.

We have no practice of timing the grant of equity awards to coordinate with the release of material non-public information, and we have not timed the release of material non-public information for the purpose of affecting the value of named executive officer compensation. In addition, our practice of calculating the number of shares of our common stock subject to equity awards based on the 20-day trailing average closing sale price of our common stock mitigates the effects of both our stock price volatility and the impact of grant timing.

In August 2013, our compensation committee created an employee RSU committee and appointed Mr. DiBlasi as the committee’s sole member. In August 2017, Mr. Stoelting replaced Mr. DiBlasi as the committee’s sole member. The employee RSU committee has the authority to grant RSUs pursuant to the 2010 Plan solely to newly hired non-executive officer employees of our company (other than “Covered Employees” as defined in the 2010 Plan) as follows:

•	the specified dollar value of any individual award of RSUs by the committee shall not exceed $50,000;

•

the specific number of RSUs to be granted by the committee shall be calculated using the 20-day trailing average closing sales price for our common stock on the NYSE during the 20 trading days immediately prior to the grant date;

•	all awards of RSUs by the committee shall have standard terms, including vesting; and

•	the committee shall promptly following the end of each calendar quarter provide our compensation committee with a report regarding the grants made by the committee during the prior quarter.

Impact of Tax and Accounting

As a general matter, our compensation committee takes into account the various tax and accounting implications of the compensation vehicles employed by us. While structuring compensation programs to result in more favorable tax and financial reporting treatment is a general objective, our compensation committee balances this goal with other business needs that may be inconsistent with obtaining the most favorable tax and accounting treatment for each component of compensation.

Deductibility. Under Section 162(m) of the Code, the federal income tax deduction for compensation paid to certain executive officers of publicly-held companies is limited to $1 million per officer per fiscal year. Prior to the Tax Cuts and Jobs Act (the “Tax Reform Act”), that limitation did not apply if the compensation met certain qualifying performance based requirements. As a result of the Tax Reform Act, however, that performance-based exception is generally no longer available. As a result, more of our executive compensation will likely not be tax deductible, although the impact of the loss of this tax benefit may be partially offset by the lower corporate income tax rate applicable under the Tax Reform Act. Although our compensation committee considers the impact of Section 162(m) of the Code as well as other tax and accounting consequences when developing and implementing our executive compensation programs, the compensation committee retains the flexibility to design and administer compensation programs that are in the best interests of our company and its stockholders.

Additional Tax Implications. Section 409A of the Code imposes additional income taxes on executive officers and others for certain types of deferred compensation that do not comply with Section 409A. We attempt, in good faith, to structure compensation so that it either conforms with the requirements of or qualifies for an exception under Section 409A. Sections 280G and 4999 of the Code impose an excise tax on payments to executive officers who hold significant equity interests and certain other service providers of payments and benefits received in connection with a change in control of our company that exceed the levels specified in the Section 280G rules. Our executive officers may receive the amounts shown in the section entitled “Executive Compensation—Potential Payments Upon Termination or Change in Control” as change in control payments and benefits that could trigger this excise tax. We do not offer our executive officers, as part of their change in control benefits, any gross ups or other payments related to this excise tax under Section 4999 of the Code.

Accounting Considerations. When determining the size of long-term incentive awards to our executive officers and employees, our compensation committee examines the accounting cost associated with such awards. Under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, “Compensation—Stock Compensation,” grants of stock options, PRSUs, and RSUs result in an accounting charge for us equal to the grant date fair value of those securities. For stock options, the accounting cost is calculated using the Black Scholes option pricing model. The cost is then amortized over the requisite vesting period. For time-based RSUs, the accounting cost is generally equal to the fair market value of the underlying shares of common stock on the date of the award. The cost is then amortized over the requisite service period. For PRSUs, the accounting cost is generally equal to the fair market value of the underlying shares of common stock on the date of the award that are expected to vest under the performance criteria. Adjustments to the accounting cost are made each quarter based on re-evaluations of expected vesting under the performance criteria.

COMPENSATION COMMITTEE REPORT

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussion, the compensation committee recommended to our board of directors, and our board of directors approved, that our Compensation Discussion and Analysis be included in this Proxy Statement.

Michael P. Ward, Chairman

Scott L. Dobak

Christopher L. Doerr

James D. Staley

William S. Urkiel

EXECUTIVE COMPENSATION

Fiscal Year 2017 Summary Compensation Table

The following table sets forth compensation information for our named executive officers.

Name and Principal Position	Year	Salary			Bonus			Stock Awards(1)		Option Awards(2)		Non-Equity Incentive Plan Compensation(3)		All Other Compensation(4)		Total
Curtis W. Stoelting	2017		$529,115			$—			$521,836		$552,672		$—		$5,966		$1,609,589
Chief Executive Officer(5)	2016		$432,692			$—			$—		$595,600		$—		$4,749		$1,033,041
Michael L. Gettle	2017		$528,154			$—			$521,836		$552,672		$—		$8,874		$1,611,536
President, Chief Operating Officer, and Secretary(6)
Terence R. Rogers	2017		$246,154			$—			$—		$452,100		$—		$327		$698,581
Executive Vice President and Chief Financial Officer(7)
Scott B. Cousins	2017		$288,462			$50,000	(9)		$125,239		$215,112		$—		$2,016		$680,829
Chief Information Officer(8)
Mark A. DiBlasi	2017		$475,923	(11)		$—			$—		$—		$—		$7,284		$483,207
Former Chief Executive Officer and President(10)	2016 2015	$ $	537,154 543,885		$ $	— —		$ $	— 661,534	$ $	405,300 —	$ $	— —	$ $	9,138 8,754	$ $	951,592 1,214,173
Peter R. Armbruster	2017		$293,692	(13)		$—			$234,826		$—		$—		$8,785		$537,303
Former Chief Financial Officer, Treasurer, and Secretary(12)	2016 2015	$ $	331,462 335,192		$ $	— —		$ $	322,302 441,040	$ $	— —	$ $	— —	$ $	8,724 8,754	$ $	662,488 784,986

(1)

Amounts reflect the grant date fair value of stock awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” The fair value of time-vest RSUs is based on the closing market price of our common stock on the date of grant. The fair value of PRSUs is based on the closing market price of our common stock on the date of grant and was calculated based on the probable achievement of the performance goals as determined at the date of grant, which was determined to be the target level of performance. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers with respect to these awards.

The table below reflects the target number of PRSUs granted under the PRSU Program to our named executive officers (other than Messrs. DiBlasi and Rogers) for 2017, the grant date fair value of the target PRSUs reflected in the table above for fiscal 2017, and the actual number of PRSUs earned under the PRSU Program for 2017. Since our financial performance did not meet the threshold financial performance level under the PRSU Program for 2017, none of the PRSUs awarded under the PRSU Program for 2017, including to our named executive officers, were earned. See Compensation Discussion and Analysis—Individual Executive Officer Compensation—Performance RSU Awards.

	Target Number of PRSUs	Probable Grant Date Fair Value	Number of Earned PRSUs
Curtis W. Stoelting	46,139	$347,888	—
Michael L. Gettle	46,139	$347,888	—
Scott B. Cousins	11,073	$83,490	—
Peter R. Armbruster	20,763	$156,553	—

(2)

Amounts reflect the grant date fair value of option awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers with respect to these awards.

(3)

Amounts for fiscal 2017, 2016, and 2015 reflect that we did not meet the threshold level of financial performance under our 2017, 2016, and 2015 cash incentive plans; accordingly, our named executive officers did not receive any payout under those plans. For a description of our 2017 cash incentive plan, see Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Annual Incentive Bonus Plan.

(4)

Amounts for 2017, 2016, and 2015 reflect matching contributions under our 401(k) plan and a gross-up tax reimbursement to cover taxes on term life insurance premiums computed in accordance with Internal Revenue Service guidelines. Our executive officers participate in our medical and disability insurance plans in the same manner as our other employees and do not receive any perquisites.

(5)

Mr. Stoelting was appointed our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer in April 2017. Mr. Stoelting previously served as our Principal Financial Officer and Principal Accounting Officer from April 2017 until March 2018 and our President and Chief Operating Officer from January 2016 until April 2017.

(6)	Mr. Gettle was appointed our President, Chief Operating Officer, and Secretary in April 2017. Mr. Gettle previously served as our Executive Vice President from May 2016 until April 2017.
(7)	Mr. Rogers was appointed our Executive Vice President and Chief Financial Officer in May 2017.
(8)	Mr. Cousins was appointed our Chief Information Officer in January 2017. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.
(9)	Represents a signing bonus received in January 2017.
(10)

Mr. DiBlasi served as our Chief Executive Officer from January 2006 until April 2017 and as our President from January 2006 to January 2016. Mr. DiBlasi’s employment was terminated effective April 30, 2017.

(11)	Includes $333,402 of severance payments made to Mr. DiBlasi following the termination of his employment.
(12)	Mr. Armbruster served as our Chief Financial Officer, Treasurer, and Secretary from December 2005 until March 2017. Mr. Armbruster’s employment was terminated effective March 29, 2017.
(13)	Includes $239,998 of severance payments made to Mr. Armbruster following the termination of his employment.

Employment and Other Agreements

Historically, we did not have written employment agreements with our executive officers. We have, however, provided employment letter agreements to our executive officers, which provided them with the right to participate in our incentive compensation plans and the right to participate in all insurance, retirement, and other fringe benefit plans as may from time to time be provided to our executives. The employment letter agreement with Mr. Cousins also contains, and the employment letter agreements with Messrs. DiBlasi and Armbruster also contained, severance benefits. Recently, however, we have entered into employment agreements with certain of our new executive officers, which are described below. In addition, we have also recently entered into management retention agreements with certain of our executive officers and a supplemental pay agreement with one executive officer, all of which are described below. For a discussion of the severance benefits provided to our named executive officers, see Potential Payments Upon Termination or Change in Control below.

On April 30, 2017, in connection with our appointment of Mr. Stoelting as our Chief Executive Officer, we entered into a second amended and restated employment agreement with Mr. Stoelting. Pursuant to the terms of the employment agreement, Mr. Stoelting will receive an annual base salary of $571,000. Mr. Stoelting is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Stoelting’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Stoelting his base salary for the 18-month period following the date of such termination, and we will pay Mr. Stoelting a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. If, however, we terminate Mr. Stoelting’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Stoelting his base salary for the 24-month period following the date of such termination, we will pay Mr. Stoelting a lump sum amount equal to two times Mr. Stoelting’s bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Stoelting a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 24-month period. Mr. Stoelting must execute a general release in order to receive any severance benefits.

On April 30, 2017, in connection with our appointment of Mr. Gettle as our President and Chief Operating Officer, we entered into a second amended and restated employment agreement with Mr. Gettle. Pursuant to the terms of the employment agreement, Mr. Gettle will receive an annual base salary of $571,000. Mr. Gettle is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Gettle’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Gettle his base salary for the 18-month period following the date of such termination, and we will pay Mr. Gettle a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. If, however, we terminate Mr. Gettle’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Gettle his base salary for the 24-month period following the date of such termination, we will pay Mr. Gettle a lump sum amount equal to two times Mr. Gettle’s bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Gettle a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 24-month period. Mr. Gettle must execute a general release in order to receive any severance benefits.

On May 22, 2017, in connection with our appointment of Mr. Rogers as our Executive Vice President and Chief Financial Officer, we entered into an employment agreement with Mr. Rogers. Pursuant to the terms of the employment agreement, Mr. Rogers will receive an annual base salary of $400,000. Mr. Rogers is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Rogers’ employment without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Rogers his base salary for the 12-month period following the date of such termination, and we will pay Mr. Rogers a lump sum amount equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a 12-month period. If, however, we terminate Mr. Rogers’ employment without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Rogers his base salary for the 18-month period following the date of such termination, we will pay Mr. Rogers a lump sum amount equal to one and one-half times Mr. Rogers’ bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Rogers a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. Mr. Rogers must execute a general release in order to receive any severance benefits.

On July 18, 2018, we entered into a Supplemental Pay Agreement with Mr. Rogers. The Supplemental Pay Agreement generally provides that, if we redeem shares of our outstanding preferred stock with an aggregate redemption price of at least $200 million, we will (i) continue to pay Mr. Rogers his base salary for a 12-month period following any termination of his employment by us occurring at least 60 days after such “Specified Redemption” of preferred stock, and (ii) pay Mr. Rogers a lump sum equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for such 12-month period. In order to receive such severance benefits, Mr. Rogers must execute a general release, must not have voluntarily terminated his employment with us during the 60 days following the “Specified Redemption” and must continue compliance with the “Protective Covenants” set forth in his May 22, 2017 Employment Agreement . If any severance benefits are paid under the Supplemental Pay Agreement, Mr. Rogers will not be entitled to receive any severance payments under the May 22, 2017 Employment Agreement with Mr. Rogers, even if Mr. Rogers is terminated without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement). Additionally, our payment obligations under this Supplemental Pay Agreement will terminate upon the earlier occurrence of (a) a “Liquidity Event” (as defined in the July 9, 2018 Retention Agreement with Mr. Rogers) that will entitle Mr. Rogers to a retention bonus as provided in the July 9, 2018 Retention Agreement with Mr. Rogers, (b) termination of the July 9, 2018 Retention Agreement with Mr. Rogers or (c) termination of Mr. Rogers’ employment with us for any reason within a 60-day period after such “Specified Redemption.”

On July 31, 2017, in connection with our appointment of Mr. Hurst as our President—Roadrunner Freight, we entered into an employment agreement with Mr. Hurst. Pursuant to the terms of the employment agreement, Mr. Hurst will receive an annual base salary of $295,000. Mr. Hurst is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Hurst’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Hurst terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Hurst his base salary for the 12-month period following the date of such termination, and we will pay Mr. Hurst a lump sum amount equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a 12-month period. Mr. Hurst must execute a general release in order to receive any severance benefits.

On October 4, 2017, in connection with our appointment of Mr. Paulson as our Senior Vice President—Human Resources, we entered into an employment agreement with Mr. Paulson. Pursuant to the terms of the employment agreement, Mr. Paulson will receive an annual base salary of $200,000. Mr. Paulson is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Paulson’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Paulson terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Paulson his base salary for the nine-month period following the date of such termination, and we will pay Mr. Paulson a lump sum amount equal to nine times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a nine-month period. Mr. Paulson must execute a general release in order to receive any severance benefits.

On July 9, 2018, we entered into management retention agreements with each of Messrs. Stoelting, Gettle, Rogers, and Cousins that provide for potential retention bonuses of $3,178,000, $2,858,000, $995,000, and $783,000, respectively. Each management retention agreement provides that we will pay the executive the retention bonus if we consummate a “Liquidity Event” prior to June 30, 2019. A Liquidity Event is generally defined as a change of control transaction with any person other than Elliott Associates, L.P. and its affiliates. Each retention bonus would be payable 50% within one week upon the consummation of the Liquidity Event and 50% on the six-month anniversary of such closing, with accelerated payments if the executive is terminated without “Cause” (as defined in each executive’s employment agreement) or resigns for “Good Reason” (as defined in each executive’s employment agreement). The second installment of the retention bonus may be forfeited by the executive if the executive is employed by the purchaser or if, within the six-month anniversary of the closing, the executive’s employment is terminated by us for “Cause” or by the executive without “Good Reason.” However, our obligation to pay retention bonuses will automatically terminate upon the grant to the executive of additional RSUs and performance RSUs for a specified minimum number of shares of our common stock.

On July 9, 2018, our compensation committee granted Messrs. Stoelting, Gettle, Rogers, and Cousins RSUs pursuant to our 2010 Plan for 210,000, 210,000, 75,000, and 63,000 shares of our common stock, respectively. Each of these 2018 RSU awards vest 25% each year over four years and are subject to the same terms and conditions as other RSUs, including the potential accelerated delivery of a portion of these RSUs in the case of the recipient’s death or disability, or upon a change in control of our company.

Fiscal Year 2017 Grants of Plan-Based Awards

The following table provides information with respect to grants of plan-based awards to our named executive officers during the fiscal year ended December 31, 2017.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Curtis W. Stoelting		$171,300	$513,900	$856,500
	2/28/2017				23,070	46,139	69,209					$347,888
	2/28/2017							23,070				$173,948
	2/28/2017								167,000	(5)	$7.54	$552,672
Michael L. Gettle		$171,300	$513,900	$856,500
	2/28/2017				23,070	46,139	69,209					$347,888
	2/28/2017							23,070				$173,948
	2/28/2017								167,000	(5)	$7.54	$552,672
Terence R. Rogers		$112,000	$300,000	$550,000
	5/22/2017								165,000	(6)	$6.30	$452,100
Scott B. Cousins(7)		$45,000	$150,000	$285,000
	2/28/2017				5,537	11,073	16,610					$83,490
	2/28/2017							5,537				$41,749
	2/28/2017								65,000	(5)	$7.54	$215,112
Peter R. Armbruster(8)		$83,000	$199,200	$365,200
	2/28/2017				10,381	20,763	31,144					$156,553
	2/28/2017							10,381				$78,273

(1)

Amounts reflect the threshold, target and maximum amounts that could have been paid to the named executive officer under our 2017 cash incentive plan. For fiscal 2017, we did not meet the threshold level of financial performance under our 2017 cash incentive plan; accordingly, our named executive officers did not receive any payout under that plan. For a description of our 2017 cash incentive plan, see Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Annual Incentive Bonus Plan.

(2)

Amounts reflect the threshold, target, and maximum number of shares of our common stock subject to PRSUs granted to our named executive officers under the PRSU Program for 2017. Our financial performance did not exceed the threshold financial performance level under the PRSU Program for 2017. Accordingly, none of the PRSUs awarded under the PRSU Program for 2017, including to our named executive officers, were earned. See Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Equity Awards.

(3)	Such RSUs vest 25% on each of March 1, 2018, 2019, 2020, and 2021.
(4)

Amounts reflect the grant date fair value of stock and option awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” See footnotes 1 and 2 of the Fiscal Year 2017 Summary Compensation Table above.

(5)	25% of the shares underlying this stock option vest on each of February 28, 2018, 2019, 2020, and 2021.
(6)	25% of the shares underlying this stock option vest on each of May 22, 2018, 2019, 2020, and 2021.
(7)	On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.
(8)	Mr. Armbruster served as our Chief Financial Officer, Treasurer, and Secretary from December 2005 until March 2017. Mr. Armbruster’s employment was terminated effective March 29, 2017.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2017.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(1)
Name	Exercisable	Unexercisable
Curtis W. Stoelting	30,000	120,000	(2)	$7.11	1/18/2023
	30,000	120,000	(2)	$14.22	1/18/2023
	—	167,000	(3)	$7.54	2/28/2024
						23,070	(4)	$177,870
Michael L. Gettle	20,000	80,000	(5)	$7.64	5/18/2023
	—	167,000	(3)	$7.54	2/28/2024
						23,070	(4)	$177,870
Terence R. Rogers	—	165,000	(6)	$6.30	5/22/2024
Scott B. Cousins	—	65,000	(3)	$7.54	2/28/2024
						5,537	(4)	$42,690
Mark A. DiBlasi(7)	41,667	83,333	(8)	$7.11	1/18/2020
	41,667	83,333	(8)	$14.22	1/18/2020
						4,165	(9)	$32,112

(1)	Based on the closing price of our common stock on December 31, 2017.
(2)	20% of the total number of shares underlying this stock option vest on each of January 18, 2017, 2018, 2019, 2020, and 2021.
(3)	25% of the shares underlying this stock option vest on each of February 28, 2018, 2019, 2020, and 2021.
(4)	Such RSUs vest 25% on each of March 1, 2018, 2019, 2020, and 2021.
(5)	20% of the total number of shares underlying this stock option vest on each of May 18, 2017, 2018, 2019, 2020, and 2021.
(6)	25% of the shares underlying this stock option vest on each of May 22, 2018, 2019, 2020, and 2021.
(7)

Mr. DiBlasi served as our Chief Executive Officer from January 2006 until April 2017 and as our President from January 2006 to January 2016. Mr. DiBlasi’s employment was terminated effective April 30, 2017.

(8)	One-third of the total number of shares underlying this stock option vest on each of January 18, 2017, 2018, and 2019.
(9)	Such RSUs vest on March 1, 2018.

Option Exercises and Stock Vested in Fiscal Year 2017

The following table sets forth information concerning the value realized by each of our named executive officers upon the exercise of stock options and the vesting of stock awards during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Curtis W. Stoelting			—	$—
Michael L. Gettle			—	$—
Terence R. Rogers			—	$—
Scott B. Cousins			—	$—
Mark A. DiBlasi			8,726	$67,190
Peter R. Armbruster			7,689	$59,205

(1)	The value realized equals the fair market value of our common stock on the date of vesting multiplied by the number of shares released on vest date.

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We have a 401(k) plan in which our employees may participate. In 2017, no discretionary contributions to our 401(k) plan were made on behalf of our executive officers.

Nonqualified Deferred Compensation and Retirement Plans

We do not offer any deferred compensation plans, defined benefit pension plans, or supplemental retirement plans for our executive officers.

401(k) Plan

We sponsor a defined contribution profit sharing plan for our full-time employees, which is intended to qualify as a tax qualified plan under Section 401 of the Code. The plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to the statutory limit. The plan permits us to make discretionary contributions of up to an additional 50% of each participant’s contributions not to exceed 4% of his or her pre-tax compensation, up to the statutory limit, which generally vest over three years. We match 50% of each participant’s contributions up to the first 6% contributed.

Potential Payments Upon Termination or Change in Control

As described above, the employment agreements with Messrs. Stoelting, Gettle, Rogers, Hurst, and Paulson provide for severance benefits upon certain terminations of employment, including following a change in control. See Employment and Other Agreements. In addition, the employment letter agreement with Mr. Cousins provides for, and the employment letter agreements with Messrs. DiBlasi and Armbruster provided for severance benefits upon certain terminations of employment. Pursuant to the employment letter agreement with Mr. Cousins, if Mr. Cousins (i) is terminated for any reason other than for cause or (ii) is terminated because of a change in control, in each case during the first three years of his employment, he is entitled to receive a severance payment equal to 12 months of his base pay. Our obligation to pay severance benefits is subject to Mr. Cousins’ execution and delivery to us of a release. Pursuant to the employment letter agreements with Messrs. DiBlasi and Armbruster, if Messrs. DiBlasi and Armbruster (i) was terminated for any reason other than for cause, (ii) terminated his employment voluntarily for good reason, or (iii) was terminated without cause during the one-year period following a change in control, he was entitled to receive his current base salary for a period of 12 months in accordance with our normal payroll practices and would be eligible to receive all benefits under all benefit plans and programs provided by us (including medical and group life plans and programs) for the same period. Our obligation to pay severance benefits was subject to Messrs. DiBlasi’s or Armbruster’s compliance with any confidentiality, non-competition, and non-solicitation agreements with us, as well as Messrs. DiBlasi’s or Armbruster’s execution and delivery to us of a release. Additionally, pursuant to the management retention agreements we entered into on July 9, 2018 with each of Messrs. Stoelting, Gettle, Rogers, and Cousins providing for potential retention bonuses of $3,178,000, $2,858,000, $995,000, $783,000, respectively, we will pay each of Messrs. Stoelting, Gettle, Rogers, and Cousins the retention bonus if we consummate a “Liquidity Event” prior to June 30, 2019. A Liquidity Event is generally defined as a change of control transaction with any person other than Elliott Associates, L.P. and its affiliates. Each retention bonus would be payable 50% upon the consummation of the Liquidity Event and 50% on the six-month anniversary of such closing, with accelerated payments if the executive is terminated without “cause” or resigns for “good reason.” The second installment of the retention bonus may be forfeited by the executive if the executive is employed by the purchaser or if, within the six-month anniversary of the closing, the executive’s employment is terminated by us for “cause” or by the executive without “good reason.” Additionally, our obligations under the retention agreements will automatically terminate upon the grant to the executives of additional RSUs and performance RSUs for a specified minimum number of shares of our common stock. The definitions of “change in control,” “cause,” and “good reason” and the descriptions of the payments and benefits can be found in the employment letter agreements, which we have filed with the SEC. The arrangements reflected in these agreements are designed to encourage the officers’ full attention and dedication to our company currently and, in the event of termination following a change in control, provide these officers with individual financial security.

In addition, in the event of a change in control (as defined in the 2010 Plan), all outstanding and unvested stock options, RSUs, and earned PRSUs, as well as the target number of PRSUs if the change in control occurs before the “Performance Determination Date” (as defined in the PRSU Award Agreement, a form of which has been filed with the SEC) with respect to such PRSUs, including those held by our named executive officers, will immediately vest as of the date of the change in control.

The tables below provide certain information regarding potential payments and other benefits that would be payable to our named executive officers upon any termination of employment or a change in control of our company. The tables below assume that the termination or change in control event occurred on December 31, 2017.

Curtis W. Stoelting

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$856,500	$1,142,000	$—
Health and Welfare Benefits	$119	$158	$—
Bonus	$—	$1,027,800	$3,178,000	(1)
Equity Treatment	$—	$—	$651,991	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Stoelting dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Michael L. Gettle

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$856,500	$1,142,000	$—
Health and Welfare Benefits	$35,503	$47,337	$—
Bonus	$—	$1,027,800	$2,858,500	(1)
Equity Treatment	$—	$—	$568,991	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Gettle dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Terence R. Rogers

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$400,000	$600,000	$—
Health and Welfare Benefits	$—	$—	$—
Bonus	$—	$450,000	$995,000	(1)
Equity Treatment	$—	$—	$232,650	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Rogers dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Scott B. Cousins

Executive Benefits	Termination without Cause or Because of a Change in Control	Change in Control
Cash-based Severance	$300,000	$—
Health and Welfare Benefits	$—	$783,000	(1)
Equity Treatment	$—	$568,991	(2)

(1)

The amount shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Cousins dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

In connection with entering into the Standby Purchase Agreement, Messrs. Stoelting, Gettle, and Rogers waived the change in control provision for their outstanding equity awards and certain other benefits that may be accelerated as a result of a change in control of the company that could occur following consummation of the rights offering.

CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our CEO to that of our median employee. The pay ratio and annual total compensation amount disclosed in this section are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules.

Median Employee Determination

We identified our median employee by calculating the 2017 cash compensation for all employees, excluding the CEO, who were employed by us on December 31, 2017. This included 4,391 employees, and included all full-time, part-time and seasonal employees that had been employed by us for at least one month. The calculation included employees who were active on December 31, 2017 but not employed for all of 2017 and the calculation did not annualize their compensation. In accordance with SEC rules, we excluded all non-U.S. employees who were active on December 31, 2017, which represented less than 5% of our total U.S. and non-U.S. workforce.

Cash compensation included all earnings paid to each employee during the calendar year, including base salary and wages, bonuses and incentive payments, commissions, company 401(k) matching contributions, overtime and holiday or PTO pay.

Annual Compensation of Median Employee Using Summary Compensation Table Methodology

After identifying the median employee as described above, we calculated annual total compensation for this employee using the same methodology we use for our CEO in the 2017 Summary Compensation Table. This compensation calculation includes base salary and wages, bonuses and incentive payments, commissions, company 401(k) matching contributions, overtime and holiday or PTO pay, equity awards, and a gross-up tax reimbursement to cover taxes on term life insurance premiums. The compensation for our median employee was $41,390 and the compensation for the CEO was $1,609,589.

2017 Pay Ratio

Based on the above information, the ratio of the annual total compensation of our CEO to the median employee is 39:1. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, due to variances in business mix, proportion of seasonal and part-time employees and distribution of employees across geographies. We seek to attract, incentivize and retain our employees through a combination of competitive base pay, bonus opportunities, 401(k) contributions, and other benefits.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options, warrants, and rights under our incentive compensation plans as of December 31, 2017.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity Compensation Plans Approved by Stockholders	1,607,620	$10.34	558,498
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,607,620	$10.34	558,498

(1)

Includes 358,087 shares issuable upon the vesting and delivery of RSUs granted under the 2010 Plan and 1,214,000 shares issuable upon the exercise of outstanding stock options granted under our 2010 Plan, and 35,533 shares issuable upon the exercise of outstanding stock options granted under our previously maintained key employee equity plan, which we have discontinued.

(2)	The weighted average exercise price does not take into account the 358,087 shares issuable upon the vesting and delivery of outstanding RSUs.
(3)	Under the 2010 Plan, we have reserved 2,500,000 shares of common stock for issuance pursuant to awards granted under such plan.

2010 Incentive Compensation Plan

The purpose of the 2010 Plan is to assist our company and our subsidiaries and other designated affiliates (“Related Entities”), in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to our company or our Related Entities by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The 2010 Plan was intended to qualify certain compensation awarded under the 2010 Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the plan administrator, although as a result of the Tax Reform Act, this provision of the Code has been repealed; as a result, for years after 2017, compensation for certain of our executive officers will not be deductible to the extent it exceeds $1 million per officer.

Eligibility

Officers, directors, employees, and consultants of our company and our Related Entities, as determined by the plan administrator (described below), are eligible to participate in the 2010 Plan (an “Eligible Person”).

Shares Available for Awards; Annual Per-Person Limitations

Subject to certain adjustments as described in the 2010 Plan, a total of 2,500,000 shares of our common stock were initially reserved for issuance as awards under the 2010 Plan. As of December 31, 2017, a total of 333,882 shares had been issued under the 2010 Plan, 1,607,620 shares were subject to outstanding awards under the 2010 Plan, and 558,498 shares were available for the future grant of awards under the 2010 Plan.

If any shares of our common stock subject to an award under the 2010 Plan are forfeited, repurchased by our company, expire, or otherwise terminate without issuance of such shares, or any award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares will, to the extent of such forfeiture, repurchase, expiration, termination, cash settlement, or non-issuance, again be available for awards under the 2010 Plan. In the event that any option or other award is exercised by the withholding of shares from the award by our company, or withholding tax liabilities arising from such option or other award are satisfied by the withholding of shares from the award by our company, then only the net number of shares actually issued to the participant, excluding the shares withheld, will be counted as issued for purposes of determining the maximum number of shares available for grant under the 2010 Plan.

Administration

Our board of directors has the authority to administer the 2010 Plan as the plan administrator. However, our board of directors has the authority to delegate its authority as plan administrator to one or more committees, including its compensation committee. Subject to the terms of the 2010 Plan, the plan administrator determines which of the Eligible Persons will be granted awards, when and how each award will be granted, what type or combination of types of awards will be granted, the provisions of each award granted (which need not be identical), including the time or times when a person will be permitted to receive shares or cash pursuant to an award, and the number of shares or amount of cash with respect to which an award will be granted to each such person. In addition, the plan administrator may construe, interpret, and make all determinations under the 2010 Plan and awards granted under it, and establish, amend, and revoke rules and regulations for the 2010 Plan’s administration. The plan administrator may, with the consent of any adversely affected participant, (i) reduce the exercise price of any outstanding award under the 2010 Plan, (ii) cancel any outstanding award and grant a new award and/or cash or other valuable consideration in substitution thereof, or (iii) perform any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options and Stock Appreciation Rights

Each stock option and stock appreciation right award granted pursuant to the 2010 Plan must be set forth in an award agreement. The plan administrator determines the terms of the stock options and stock appreciation rights granted under the 2010 Plan, including the exercise price in the case of a stock option, the grant price in the case of a stock appreciation right, the vesting schedule, the maximum term of the stock option or stock appreciation right, and the period of time the stock option or stock appreciation right remains exercisable after the participant’s termination of service. The exercise price of a stock option, however, may not be less than the fair market value of the stock on its grant date. All stock options granted under the 2010 Plan are nonstatutory stock options. Stock appreciation rights may be either freestanding or in tandem with other awards.

Restricted Stock Awards

Restricted stock awards must be granted pursuant to an award agreement. The plan administrator determines the terms of the restricted stock award, including the restrictions on transferability, risk of forfeiture and other restrictions, if any, for the restricted stock, and the vesting schedule, if any, for the restricted stock award. Except to the extent restricted under the terms of the 2010 Plan and any award agreement relating to the restricted stock award, a participant granted restricted stock will have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the plan administrator).

Stock Units

Stock unit awards must be granted pursuant to an award agreement. The plan administrator determines the terms of the stock unit award, including any restrictions (which may include a risk of forfeiture) as the plan administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the plan administrator may determine. A stock unit award may be satisfied by delivery of shares of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the stock unit award, or a combination thereof, as determined by the plan administrator at the date of grant or thereafter. Prior to satisfaction of an award of stock units, an award of stock units carries no voting or dividend or other rights associated with share ownership.

Bonus Stock and Awards in Lieu of Obligations

The plan administrator is authorized to grant shares of our common stock as a bonus, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash or deliver other property under the 2010 Plan or under other plans or compensatory arrangements, subject to such terms as determined by the plan administrator and subject to certain limitations under the 2010 Plan.

Dividend Equivalents

The plan administrator is authorized to grant dividend equivalents to receive cash, shares of our common stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of our common stock, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The terms of an award of dividend equivalents will be set forth in a written award agreement which will contain provisions determined by the plan administrator and not inconsistent with the 2010 Plan. The plan administrator may provide that dividend equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional shares of our common stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the plan administrator may specify.

Other Stock-Based Awards

The plan administrator is authorized, subject to limitations under applicable law, to grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as deemed by the plan administrator to be consistent with the purposes of the 2010 Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of our common stock or the value of securities of or the performance of specified Related Entities or business units. The plan administrator will determine the terms and conditions of such awards, which will be set forth in a written award agreement. Cash awards, as an element of or supplement to any other award under the 2010 Plan, may also be granted under the 2010 Plan.

Performance Awards

Performance awards are payable in cash, shares of our common stock, other property, or other awards, on terms and conditions established by the plan administrator. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the plan administrator upon the grant of each performance award. Except as provided in the 2010 Plan or as may be provided in an award agreement, performance awards will be distributed only after the end of the relevant performance period.

Other Terms of Awards

Awards granted under the 2010 Plan may, in the discretion of the plan administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of our company, any Related Entity, or any business entity to be acquired by our company or a

Related Entity, or any other right of a participant to receive payment from our company or any Related Entity. In addition, awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of our company or any Related Entity.

Subject to the terms of the 2010 Plan and any applicable award agreement, payments to be made by our company or a Related Entity upon the exercise of an option or other award or settlement of an award may be made in such forms as the plan administrator determines, including, without limitation, cash, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Except as may be prohibited by Section 409A of the Code, the settlement of any award may be accelerated in the discretion of the plan administrator or upon occurrence of one or more specified events. Installment or deferred payments may be required by the plan administrator (subject to certain provisions of the 2010 Plan) or permitted at the election of the participant on terms and conditions established by the plan administrator.

Except as provided in an award agreement, a participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any award or other right or interest granted under the 2010 Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such awards or rights that may be exercisable will be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative. Notwithstanding the foregoing, the plan administrator, in its sole discretion, may permit the transfer of an option as follows: (i) by gift to certain members of the participant’s immediate family (as set forth in the 2010 Plan) or (ii) by transfer by instrument to a trust providing that the option is to be passed to beneficiaries upon death of the participant.

Change in Control; Corporate Transaction

The plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including upon a “change in control,” as defined in the 2010 Plan. In addition, the plan administrator may provide in an award agreement that the performance goals relating to any award will be deemed to have been met upon the occurrence of any change in control.

In the event of a “corporate transaction,” as defined in the 2010 Plan, any surviving corporation or acquiring corporation, which we refer to as a successor corporation, may either (i) assume any or all awards outstanding under the 2010 Plan; (ii) continue any or all awards outstanding under the 2010 Plan; or (iii) substitute similar stock awards for outstanding awards. In the event that any successor corporation does not assume or continue any or all such outstanding awards or substitute similar stock awards for such outstanding awards, then with respect to awards that have been not assumed, continued, or substituted, then such awards will terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the corporate transaction).

In the event that the successor corporation in a corporate transaction refuses to assume, continue, or substitute for an award, then the award will fully vest and be exercisable (if applicable) as to all of the shares of our common stock subject to such award, including shares of our common stock as to which such award would not otherwise be vested or, if applicable, exercisable.

The plan administrator, in its discretion and without the consent of any participant, may (but is not obligated to) either (i) accelerate the vesting of any awards (and, if applicable, the time at which such awards may be exercised) in full or as to some percentage of the award to a date prior to the effective time of such corporate transaction as the plan administrator will determine (contingent upon the effectiveness of the corporate transaction) or (ii) provide for a cash payment in exchange for the termination of an award or any portion thereof where such cash payment is equal to the fair market value of the shares of our common stock that the participant would receive if the award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price).

If the rights offering results in a “change in control,” as defined in the 2010 Plan, it could result in the accelerated vesting of outstanding equity awards. However, we have obtained waivers from our senior management and directors to the provisions in the 2010 Plan that would result in potential acceleration in the event the rights offering constitutes a change in control.

Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock and/or such other securities of our company or any other issuer, then the plan administrator will, to avoid anti-dilution or other enlargement or loss of value to awards, equitably adjust (i) the number and kind of shares of our common stock reserved for issuance in connection with awards granted thereafter, (ii) the number and kind of shares of common stock by which annual per-person award limitations are measured, (iii) the number and kind of shares of our common stock subject to or deliverable in respect of outstanding awards, (iv) the exercise price, grant price, or purchase price relating to any award and/or make provision for payment of cash or other property in respect of any outstanding award, and (v) any other aspect of any award that the plan administrator determines to be appropriate.

In addition, the plan administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including awards subject to performance goals) in recognition of unusual or nonrecurring events affecting our company, any Related Entity, or any business unit, or the financial statements of our company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the plan administrator’s assessment of the business strategy of our company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue, or terminate the 2010 Plan, or any committee’s authority to grant awards under the 2010 Plan, without the consent of stockholders or participants. Any amendment or alteration to the 2010 Plan will be subject to the approval of our company’s stockholders if such stockholder approval is deemed necessary and advisable by our board of directors. However, without the consent of an affected participant, no such amendment, alteration, suspension, discontinuance, or termination of the 2010 Plan may materially and adversely affect the rights of such participant under any previously granted and outstanding award. The plan administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2010 Plan; provided that, without the consent of an affected participant, no such action may materially and adversely affect the rights of such participant under such award. The 2010 Plan will terminate no later than ten years from the date of the later of (i) the 2010 Plan’s effective date and (ii) the date an increase in the number of shares reserved for issuance under the 2010 Plan is approved by our board of directors (so long as such increase is also approved by our stockholders).

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing stockholders with a non-binding advisory vote to approve the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting on the non-binding resolution below. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the item.

Stockholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, which discuss how our executive compensation policies and procedures implement our compensation philosophy and contain tabular information and narrative discussion about the compensation of our named executive officers. Our compensation committee and board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

Our board of directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the following resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion, and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and procedures described in this Proxy Statement.

As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to providing stockholders with a non-binding advisory vote on compensation of our named executive officers, and in accordance with the rules of the SEC, we are also providing our stockholders with the opportunity to cast a non-binding advisory vote on how frequently we should seek future stockholder advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a vote on the compensation of our named executive officers every one year, every two years, or every three years.

Our board of directors unanimously recommends that you vote “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers.

The non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by a plurality of the votes cast in person or represented by proxy and entitled to vote on the item. This means that the option receiving the highest number of affirmative votes of the shares of common stock present in person or represented by proxy and entitled to vote on the item will be determined to be the preferred frequency.

As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our named executive officers.

PROPOSAL NO. 4

APPROVAL AND ADOPTION OF THE ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

Background and Purpose

On November 7, 2018, our board of directors adopted the Roadrunner Transportation Systems, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”), and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

The purpose of the 2018 Plan is to assist our company and our subsidiaries in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to our company or our subsidiaries, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2018 Plan is November 7, 2018. As of the date of this Proxy Statement, no Awards (as defined below) have been granted under the 2018 Plan. The exercise and/or delivery of the stock subject to such Awards is contingent upon approval of the 2018 Plan by our stockholders.

The grant of incentive stock options under the 2018 Plan will be subject to approval by our stockholders within 12 months after the date the 2018 Plan was adopted excluding incentive stock options issued in substitution for outstanding incentive stock options pursuant to Section 424(a) of the Code. The Committee (as defined in the 2018 Plan) may grant incentive stock options under the 2018 Plan prior to approval by our stockholders, but until such approval is obtained, no such incentive stock option shall be exercisable. In the event that stockholder approval is not obtained within the 12-month period provided above, all incentive stock options previously granted under the 2018 Plan will be exercisable as non-qualified stock options.

Stockholder approval of the 2018 Plan is required (a) for purposes of complying with the stockholder approval requirements for listing shares of our common stock (the “Shares”) on the NYSE, (b) to comply with the incentive stock options rules under Section 422 of the Code, and (c) for the 2018 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

The following is a summary of certain principal features of the 2018 Plan. This summary is qualified in its entirety by reference to the complete text of the 2018 Plan. Stockholders are urged to read the actual text of the 2018 Plan in its entirety, which is attached as Annex A to this Proxy Statement.

Our board of directors unanimously recommends that you vote “FOR” the approval of our 2018 Incentive Compensation Plan.

Shares Available for Awards; Annual Per Person Limitations

Under the 2018 Plan, the total number of Shares reserved and available for delivery under the 2018 Plan (“Awards”) at any time during the term of the 2018 Plan will be equal to 3,000,000 Shares. However, such number shall be increased after the date on which our stockholders approve the 2018 Plan (the “Stockholder Approval Date”) by 7.5% of the Shares issued by the company in the rights offering (or 67,500,000 Shares), if the Rights Offering Proposal is approved and the rights offering is consummated. As such, if the rights offering is consummated, the total number of Shares reserved and available for delivery under the 2018 Plan will be equal to 70,500,000 following the date on which our stockholders approve the 2018 Plan (the “Stockholder Approval Date”).

If any Shares subject to an Award, or after the Stockholder Approval Date, Shares subject to any awards granted under the 2010 Roadrunner Transportation Systems, Inc. Incentive Compensation Plan (the “Prior

Plan”), are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award, or after the Stockholder Approval Date, Shares subject to any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award under the Prior Plan, the Shares to which those Awards or awards under the Prior Plan were subject will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2018 Plan.

In the event that any option or other Award granted under the 2018 Plan, or after the Stockholder Approval Date, any award granted under the Prior Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by our company, or withholding tax liabilities arising from option or other Award, or after the Stockholder Approval Date, any award granted under the Prior Plan, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by our company, then only the number of Shares issued net of the Shares tendered or withheld will be counted for purposes of determining the maximum number of Shares available for grant under the 2018 Plan.

Substitute Awards will not reduce the Shares authorized for delivery under the 2018 Plan or authorized for delivery to a participant in any period. Additionally, in the event that an entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2018 Plan and will not reduce the Shares authorized for delivery under the 2018 Plan if and to the extent that the use of such Shares would not require approval of our stockholders under the rules of the NYSE; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or any of our subsidiaries prior to such acquisition or combination.

Any Shares that are subject to Awards of options or stock appreciation rights are to be counted against the foregoing limit as one Share for every one Share granted. Any Shares that are subject to Awards other than options or stock appreciation rights will be counted against this limit as one and one-half Shares for every one Share granted.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any calendar year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2018 Plan as a result of the exercise of incentive stock options is 1,000,000 Shares, subject to certain adjustments.

Subject to adjustment as provided in the 2018 Plan, in any fiscal year of our company during any part of which the 2018 Plan is in effect, no participant who is a director but is not also an employee or consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with ASC Topic 718 (or any other applicable accounting guidance), that exceed $75,000 in the aggregate.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2018 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections entitled “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2018 Plan.

Except with respect to the adjustments referenced in the foregoing paragraphs, the Committee is generally not permitted to take any of the following actions without the approval of our stockholders: (a) lower the exercise price per Share of a stock option or grant price per Share of a stock appreciation right after it is granted, (b) cancel an option or a stock appreciation right when the exercise or grant price per Share exceeds the fair market value of the underlying Shares in exchange for cash or another Award, (c) cancel an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or grant price per Share that is less than the exercise or grant price per Share of the original options or stock appreciation rights, or (d) take any other action with respect to an option or a stock appreciation right that may be treated as a repricing pursuant to the applicable rules of the NYSE (any such action described in (a)-(d) being referred to as a “Repricing”).

The 2018 Plan will serve as the successor to the Prior Plan. Outstanding awards granted under the Prior Plan will continue to be governed by the terms of the Prior Plan but no awards may be made under the Prior Plan after the Stockholder Approval Date. Accordingly, any shares remaining available for issuance under the Prior Plan will not be issued except to the extent of awards granted under the Prior Plan on or prior to the Stockholder Approval Date.

Eligibility

The persons eligible to receive Awards under the 2018 Plan are the officers, directors, employees, consultants, and other persons who provide services to our company or any of our subsidiaries. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code. An employee on leave of absence may be considered as still in the employ of our company or any of our subsidiaries for purposes of eligibility for participation in the 2018 Plan.

Administration

The 2018 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the 2018 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2018 Plan. Subject to the terms of the 2018 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2018 Plan, construe and interpret the 2018 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2018 Plan. Decisions of the Committee shall be final, conclusive, and binding on all persons or entities, including our company, any of our subsidiaries or any participant or beneficiary, or any transferee under the 2018 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (a) stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (b) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an incentive stock option unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the incentive stock option is granted.

For purposes of the 2018 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no incentive stock option granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2018 Plan to be paid in cash, Shares, other Awards, or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options (“Tandem stock appreciation rights”) under the 2018 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not incentive stock options, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional Shares, Awards, or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an Award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2018 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2018 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2018 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement, and such transfers are by gift or pursuant to a domestic relations order and are to a “permitted assignee” that is a permissible transferee under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement. For this purpose, a “permitted assignee” means (a) the participant’s spouse, children, or grandchildren (including any adopted and step children or grandchildren), parents, grandparents, or siblings, (b) a trust for the benefit of one or more of the participant or the persons referred to in clause (a), (c) a partnership, limited liability company, or corporation in which the participant or the persons referred to in clause (a) are the only partners, members, or stockholders, or (d) a foundation in which any person or entity designated in clauses (a), (b) or (c) above control the management of assets. A beneficiary, transferee, or other person claiming any rights under the 2018 Plan from or through any participant will be subject to all terms and conditions of the 2018 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2018 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2018 Plan, awards under other company plans, or other rights to payment from our company, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

Except for certain limited situations (including death, disability, retirement, a “change in control” of our company (as defined in the 2018 Plan), grants to new hires to replace forfeited compensation, grants representing payment of earned performance Awards or other incentive compensation, substitute Awards, or grants to directors of our company or any of our subsidiaries), restricted stock, restricted stock unit, performance, and other stock-based Awards (a) that are not subject to performance-based vesting requirements will vest over a period of not less than three years from date of grant (but permitting pro-rata vesting over such time), and (b) that are subject to performance-based vesting requirements will vest over a period of not less than one year. The Committee will not waive the vesting requirements set forth in the foregoing sentence.

The limitations set forth above will not apply with respect to up to ninety-five percent (95%) of the maximum number of Shares available for delivery under the 2018 Plan (subject to adjustment as provided under the 2018 Plan).

Acceleration of Vesting; Change in Control

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of our company, and only to the extent provided in any employment or other agreement between the participant and our company or any of our subsidiaries, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (a) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (b) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, a restricted stock unit award, or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (c) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2018 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Except as otherwise provided in any employment or other agreement for services between the participant and our company or any of our subsidiaries, and unless the Committee otherwise determines in a specific instance, each outstanding Award will not be accelerated as described above, if either (a) the Company is the surviving entity in the “change in control” and the Award continues to be outstanding after the “change in control” on substantially the same terms and conditions as were applicable immediately prior to the “change in control,” or (b) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance the terms of the 2018 Plan. Notwithstanding the foregoing, unless otherwise provided in an Award agreement, in the event a participant’s employment is terminated without “cause” by our company or any of our subsidiaries or by such successor company or by the participant for “good reason,” as those terms are defined in the 2018 Plan, within 24 months following such “change in control,” each Award held by such participant at the time of the “change in control” will be accelerated as described above.

Subject to any limitations contained in the 2018 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (a) the continuation of the outstanding Awards by our company, if our company is a surviving entity, (b) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2018 Plan, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2018 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (a) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any of our subsidiaries, or any of our business units, or the financial statements of our company or any of our subsidiaries, (b) in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions, or (c) in view of the Committee’s assessment of the business strategy of our company, any of our subsidiaries, or any of our business units thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, without the approval of our stockholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Clawback of Benefits

We may (a) cause the cancellation of any Award, (b) require reimbursement of any Award by a participant or beneficiary, and (c) effect any other right of recoupment of equity or other compensation provided under the 2018 Plan or otherwise in accordance with any company policies that currently exist or that may from time to time be adopted or modified in the future by our company and/or applicable law (each, a “clawback policy”). In addition, a participant may be required to repay to us certain previously paid compensation, whether provided under the 2018 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by us, or any amendments that may from time to time be made to the clawback policy in the future by us in our discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by us, without the participant’s consent, to the extent that we in our discretion determine to be necessary or appropriate to comply with any clawback policy.

If the participant, without our consent, while employed by or providing services to us or any of our subsidiaries or after termination of such employment or service, violates a non-competition, non-solicitation, or non-disclosure covenant or agreement, then (a) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (b) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to us, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any option or stock appreciation right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award agreement or otherwise specified by the Committee.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue, or terminate the 2018 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2018 Plan or an Award agreement, without the consent of an affected participant, no such board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2018 Plan; provided that, except as otherwise permitted by the 2018 Plan or Award agreement, without the consent of an affected participant, no such Committee or board action may materially and adversely affect the rights of such participant under terms of such Award. The 2018 Plan will terminate at the earliest of (a) such time as no Shares remain available for issuance under the 2018 Plan, (b) termination of the 2018 Plan by our board of directors, or (c) the tenth anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the 2018 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options

An optionee generally is not taxable upon the grant of a non-qualified stock option granted under the 2018 Plan. On exercise of a non-qualified stock option granted under the 2018 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or any of our subsidiaries, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a Share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying

Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an incentive stock option by delivering Shares acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one Share and using that Share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a Share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2018 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2018 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We generally will not be entitled to a deduction for federal income tax purposes.

Stock Appreciation Rights

We may grant stock appreciation rights, separate from any other Award (“Stand-Alone stock appreciation rights”), or Tandem stock appreciation rights, under the 2018 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a non-qualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, we generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2018 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2018 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local, foreign, and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

PROPOSAL NO. 5

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Our board of directors has adopted and is recommending that our stockholders approve proposed amendments to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split (the “Reverse Split”) of our common stock at a ratio of between 1-for-35 and 1-for-100, with such ratio to be determined at the sole discretion of our board of directors and with such Reverse Split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion prior to our 2019 Annual Meeting of Stockholders, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the Reverse Split, rounded to the nearest whole share. The form of proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Split and corresponding reduction in our authorized shares of common stock is attached as Annex B to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary or advisable to effect the proposed amendment of our Amended and Restated Certificate of Incorporation.

By approving the Reverse Stock Split Proposal, stockholders will approve a series of amendments to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including 35 and 100 would be combined into one share of our common stock, and the total number of authorized shares of common stock, assuming the total shares of common stock authorized in our Amended and Restated Certificate of Incorporation as of November 6, 2018 and not giving effect to the Authorized Share Increase Proposal, will be reduced by a corresponding proportion from 105,000,000 shares to between 3,000,000 shares (in the event of a 1-for-35 Reverse Split) and 1,050,000 shares (in the event of a 1-for-100 Reverse Split), and authorize our board of directors to file only one such amendment, as determined by our board of directors in the manner described herein, and to abandon each amendment not selected by our board of directors. Our board of directors believes that stockholder approval of amendments granting our board of directors this discretion, rather than approval of a specified exchange ratio, provides our board of directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our company and our stockholders. Our board of directors may effect only one Reverse Split as a result of this authorization. Our board of directors may also elect not to do any Reverse Split. Our board of directors’ decision as to whether and when to effect the Reverse Split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of the NYSE. Although our stockholders may approve the Reverse Split, we will not effect the Reverse Split if our board of directors does not deem it to be in the best interests of our company and our stockholders. Our board of directors will not effect the Reverse Split after the date of the 2019 Annual Meeting of Stockholders.

The Reverse Split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding on the record date, is deemed by our board of directors to be in the best interests of our company and our stockholders, and after filing an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

This description of the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split is only a summary of such amendment and is qualified in its entirety by reference to the actual text of the form of proposed amendment to our Amended and Restated Certificate of Incorporation attached as Annex B to this Proxy Statement.

Our board of directors unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

Background

Our common stock is currently listed on the NYSE. In order for our common stock to continue to be listed on the NYSE, we must satisfy various continued listing requirements of the NYSE. If we are unable to meet the NYSE continued listing requirements, our common stock will be subject to delisting.

Under the NYSE’s continued listing requirements, if the average closing price of our common stock over a consecutive 30 trading-day period is less than $1.00 per share, our common stock would be subject to delisting by the NYSE.

On October 12, 2018, the NYSE notified us that the average closing price of our common stock on the previous 30 consecutive trading day period had fallen below $1.00 per share and, accordingly, that we were not in compliance with this continued listing requirement. Pursuant to the NYSE continued listing standard, we have six months to cure this deficiency and regain compliance. The Company can regain compliance with this continued listing standard if, on the last trading day of any calendar month during the six-month period following receipt of the notice of non-compliance or on April 12, 2019, which is the date that is six months following receipt of the notice of non-compliance, the Company’s common stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the previous 30 consecutive trading day period. Following receipt of this notice of non-compliance from the NYSE, our board of directors adopted resolutions, subject to approval by our stockholders, to amend our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio of between 1-for-35 and 1-for-100, with such ratio to be determined at the sole discretion of our board of directors and with such Reverse Split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion prior to our 2019 Annual Meeting of Stockholders, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the Reverse Split, rounded to the nearest whole share. These resolutions were approved as a means of increasing the share price comfortably above the amount per share required to regain compliance.

Purpose of the Proposed Reverse Split

Our board of directors’ primary objective in proposing the Reverse Split is to raise the per share trading price of our common stock. Our board of directors believes that the Reverse Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our common stock on the NYSE and generate greater investor interest in our company.

Our board of directors believes that maintaining the listing of our common stock on the NYSE is in the best interests of our company and our stockholders. If our common stock were delisted from the NYSE, our board of directors believes such delisting would adversely affect the market liquidity of our common stock, decrease the market price of our common stock, adversely affect our ability to obtain financing for the continuation of our operations, and result in the loss of confidence in our company.

If the Reverse Split is approved by our stockholders and implemented by our board of directors, we expect to satisfy the $1.00 per share minimum price requirement for continued listing. However, despite the approval of the Reverse Split by our stockholders and implementation by our board of directors, there can be no assurance that the Reverse Split will result in our meeting and maintaining the $1.00 per share minimum price requirement. The effect of the Reverse Split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the Reverse Split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split due to, among other reasons, our performance and other factors which may be unrelated to the number of shares outstanding. The common stock could also be delisted from the NYSE due to our failure to comply with one or more other continued listing requirements of the NYSE.

Effect on Outstanding Common Stock and Authorized Common Stock

The following table illustrates the effects of a 1-for-35, 1-for-70 and 1-for-100 Reverse Split on our outstanding common stock as of November 6, 2018 (without giving effect to any adjustments for factional shares), and corresponding reduction in the number of authorized shares of our common stock:

	1-for-35	1-for-70	1-for-100
Common Stock
Outstanding	1,100,446	550,223	385,156
Authorized	3,000,000	1,500,000	1,050,000

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the Reverse Split. Instead, we will issue one full share of the post-Reverse Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Equity Awards

If the Reverse Split is implemented, the number of shares of common stock subject to outstanding options, warrants, and RSUs issued by us, and the number of shares reserved for future issuance under our 2010 Incentive Compensation Plan and 2018 Incentive Compensation Plan, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options and warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options and warrants will be unaffected, but following a Reverse Split such exercise price will apply to a reduced number of shares). As of November 6, 2018, there were outstanding (a) stock options to purchase an aggregate of 1,107,499 shares of common stock at a weighted average exercise price of $8.85 per share, (b) warrants to purchase an aggregate of 379,572 shares of common stock at a weighted average exercise price of $0.01 per share, and (c) RSUs representing the right to acquire an aggregate of 722,645 shares of common stock. Assuming, for example, a 1-for-70 Reverse Split, the number of shares covered by outstanding options and RSUs will be reduced to one-seventieth the number currently issuable, and the exercise price will be increased by seventy times the current exercise price.

Effect on Preferred Stock

We currently have 15,005,000 shares of preferred stock authorized with designations for Series A Redeemable Preferred Stock (“Series A Preferred Stock”), Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”), Series C Cumulative Redeemable Participating Preferred Stock (“Series C Preferred Stock”), Series D Cumulative Redeemable Participating Preferred Stock (“Series D Preferred Stock”), Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), Series E-1 Cumulative Redeemable Preferred Stock (“Series E-1 Preferred Stock”), and Series F Cumulative Redeemable Preferred Stock (“Series F Preferred Stock”). As of November 6, 2018, there were outstanding no shares of Series A Redeemable Preferred Stock, 155,000 shares of Series B Preferred Stock, 55,000 shares of Series C Preferred Stock, 100 shares of Series D Preferred Stock, 37,500 shares of Series E Preferred Stock, 35,728 shares of Series E-1 Preferred Stock, and no shares of Series F Preferred Stock. The amendment will have no effect on the authorized and outstanding shares of preferred stock of our company.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, and other per share amounts will be increased as a result of the Reverse Split because there will be fewer shares of common stock outstanding.

Possible Disadvantages of Reverse Split

Even though our board of directors believes that the potential advantages of the Reverse Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Split:

•	The reduced number of shares of our common stock resulting from a Reverse Split could adversely affect the liquidity of our common stock.

•

A Reverse Split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•

A Reverse Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100, including due to increased brokerage commissions.

•

There can be no assurance that the market price per new share of our common stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Split. For example, based on the closing market price of our common stock on November 6, 2018 of $0.55 per share of common stock, if the stockholders approve this proposal and our board of directors selects and implements a Reverse Split ratio of, for example, 1-for-70, there can be no assurance that the post-split market price of our common stock would be $38.5 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of our common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

•

While our board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•

If the Reverse Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Reverse Split is approved by our stockholders, the Reverse Split would become effective at such time as it is deemed by our board of directors to be in the best interests of our company and our stockholders and we file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the

State of Delaware. Even if the Reverse Split is approved by our stockholders, our board of directors has discretion not to carry out or to delay in carrying out the Reverse Split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-Reverse Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares.

Stockholders holding our common stock in “street name” through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you should contact your nominee.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Instead, we will issue one full share of the post-Reverse Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Split as that stockholder did immediately prior to the Reverse Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Criteria to be Used for Decision to Apply the Reverse Split

In the event that approval for the Reverse Split is obtained, our board of directors will be authorized to proceed with the Reverse Split. Our board of directors will effect the Reverse Split following the Annual Meeting unless it appears we will regain compliance with the NYSE continued listing standard prior to April 12, 2019 and maintain a price per share comfortably above the NYSE price per share criteria.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Split

The following summary of the federal income tax consequences of the Reverse Split is based on current law, including the Code, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state, and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a Reverse Split, including the application and effect of federal, state, local, and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-Reverse Split shares of the common stock resulting from implementation of the Reverse Split will include the stockholder’s respective holding periods for the pre-Reverse Split shares.

PROPOSAL NO. 6

APPROVAL OF THE AUTHORIZED SHARE INCREASE PROPOSAL

Our board of directors has adopted and is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 shares. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to effect the increase in the number of authorized shares of our common stock is attached as Annex C to this Proxy Statement.

If the holders of a majority of the shares of our common stock entitled to vote on the proposal approve the Authorized Share Increase Proposal, the authorized number of shares of our common stock would be increased from 105,000,000 shares to 1,100,000,000 shares. The amendment to our Amended and Restated Certificate of Incorporation will become effective upon the filing of such amendment with the Secretary of State of the State of Delaware. If our stockholders do not approve the Authorized Share Increase Proposal, the authorized number of shares of our common stock would remain at 105,000,000 shares and we would be unable to consummate the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

This description of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 is only a summary of such amendment and is qualified in its entirety by reference to the actual text of the form of proposed amendment to our Amended and Restated Certificate of Incorporation attached as Annex C to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends a vote “FOR” the Authorized Share Increase Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the Authorized Share Increase Proposal and have abstained from all votes related to the Authorized Share Increase Proposal, and do not make any recommendation regarding the Authorized Share Increase Proposal.

Purpose of the Authorized Share Increase Proposal

Our board of directors has determined that it is in the best interests of our company and our stockholders to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 shares to allow for the issuance of shares of our common stock pursuant to the exercise of rights to purchase shares of our common stock pursuant to the rights offering and pursuant to the Standby Purchase Agreement. Other than already announced commitments to issue shares of our common stock pursuant to the exercise of rights pursuant to the rights offering and pursuant to the Standby Purchase Agreement as disclosed herein, our board of directors has no other immediate plans, understandings, agreements, or commitments to issue shares of our common stock for any purposes. See Proposal 7—Approval of the Rights Offering Proposal and Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

Effects of the Authorized Share Increase Proposal

The increase in the authorized number of shares of our common stock will permit us to issue shares of our common stock pursuant to the exercise of rights pursuant to the rights offering and pursuant to the Standby Purchase Agreement. The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Our issuance of additional shares of common stock may result in substantial dilution (e.g., voting rights, earnings per share, and book value per share) to our existing stockholders, and such issuances may not require stockholder approval.

We could also use the additional shares of common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations, and investments, although we have no present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of our common stock. In addition, we could use the additional shares of common stock to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although our board of director’s approval of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 shares was not prompted by the threat of any hostile takeover attempt (nor is our board of directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the increase in the number of authorized shares of our common stock could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

PROPOSAL NO. 7

APPROVAL OF THE RIGHTS OFFERING PROPOSAL

Introduction

Our preferred stock has since its issuance in 2017 and 2018 provided us flexibility with the ability to pay the accrued dividends in cash or to defer them. However, as the business faced certain operational headwinds, refinancing our capital structure became increasingly challenging as the preferred stock balances continued to grow. Despite the ongoing efforts of our management to reduce our costs and turn around the business, our value for common stockholders has continued to erode. In light of these circumstances, our board of directors appointed a special committee of independent directors to evaluate strategic financing alternatives. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. After evaluating our strategic financing alternatives, the special committee and our board of directors determined that a rights offering was the best alternative and would (i) deleverage our balance sheet, and (ii) provide us with additional liquidity to fund operations.

If we receive the requisite stockholder vote to approve the Authorized Share Increase Proposal, this Rights Offering Proposal, the Standby Purchase Agreement Proposal, and all conditions to the rights offering described herein are satisfied, we intend to conduct a rights offering to our existing stockholders to raise $450 million. To be approved, this Rights Offering Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal and, in addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott. For further information regarding the requisite vote required for the other proposals in this Proxy Statement, please see About the Meeting—What vote is required to approve each proposal? In the rights offering, we will distribute at no charge to the holders of our common stock on a record date to be set (the “rights offering record date”) transferable rights to purchase an aggregate of 900,000,000 new shares of our common stock. We will distribute to each stockholder (a “rights holder”) one transferable right for every share of our common stock that such rights holder owns on the rights offering record date. Each right entitles the rights holder to purchase the number of shares of common stock determined by dividing 900,000,000 by the total number of shares of common stock outstanding on the rights offering record date (the “basic subscription right”), at the subscription price of $0.50 per share of common stock (the “subscription price”). Stockholders, other than Elliott, who elect to exercise their basic subscription right in full may also subscribe, at the subscription price, for additional shares of our common stock up to the number of shares subscribed for under the basic subscription right (the “over-subscription right”), to the extent that other rights holders do not exercise their basic subscription rights in full. If there is not a sufficient number of shares of our common stock to fully satisfy the over-subscription right requests, the available shares of common stock will be sold pro rata to rights holders who exercised their over-subscription right based on the number of shares each rights holder subscribed for under the over-subscription right. The purpose of the rights offering is to raise capital and to use the capital raised in the rights offering to improve and simplify our capital structure in a manner that gives the existing stockholders the opportunity to participate on a pro rata basis and, if all stockholders exercise their rights, avoid dilution of their ownership interest in our company. By improving and simplifying our capital structure, we believe it will increase the speed and likelihood of a full operational recovery.

In connection with the rights offering, we entered into the Standby Purchase Agreement with Elliott on November 8, 2018. As of November 6, 2018, Elliott beneficially owned approximately 9.6% of our common stock and all of our outstanding preferred stock, and two of our ten directors have been designated by Elliott pursuant to its rights under the documents governing the issuance of our preferred stock. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. As a holder of our common stock on the rights offering record date, Elliott has agreed under the Standby Purchase Agreement to exercise its basic subscription right in full, although Elliott will not be entitled to subscribe for additional shares under the over-subscription right. Further, under the Standby Purchase Agreement, we have agreed to issue and sell to Elliott, and Elliott has agreed to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). The backstop commitment is subject to various terms and conditions that we negotiated with Elliott, which are described herein, and any description of the terms and conditions of the backstop commitment is qualified in its entirety by reference to the Standby Purchase Agreement, which is attached hereto as Annex F. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

Pursuant to the Standby Purchase Agreement, we will use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to January 31, 2019), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all expenses incurred by Elliott in connection with the rights offering, the backstop commitment, and the transactions contemplated thereby, including fees for legal counsel to Elliott (the “Elliott Transaction Expenses”), and to pay all of our fees and expenses in connection with the rights offering, including, without limitation, filing and printing fees, fees and expenses of the rights and information agents, fees and expenses of our legal counsel and financial advisor, accounting fees and expenses, fees and expenses of the dealer manager, including fees and disbursement of counsel to the dealer manager, costs associated with clearing the shares offered for sale in the rights offering under applicable state securities laws, listing fees, and filing fees under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any other competition law or regulation (the “Company Transaction Expenses”). We will use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $33.7 million, $31.3 million, $28.4 million, $23.8 million, and $17.9 million, respectively, if the rights offering closes by January 31, 2019. As a result, Elliott will receive substantially all of the proceeds from the rights offering. However, in order to comply with the covenant in our ABL Facility requiring us to retain $30 million in net cash proceeds from the rights offering and to use such proceeds for general corporate purposes, if a sufficient percentage of our stockholders other than Elliott exercise rights such that the proceeds remaining for general corporate purposes would fall below $30 million, Elliott has agreed in principle to waive, in connection with the redemption of its preferred stock, the payment of accrued and unpaid dividends in an amount sufficient to leave us with $30 million in net cash proceeds from the rights offering. Through Elliott’s purchase of shares of common stock pursuant to the backstop commitment, Elliott would effectively convert shares of our preferred stock that it holds into shares of our common stock at a ratio that values the preferred stock at the sum of the liquidation preference, the applicable redemption premium and accrued and unpaid dividends to the date of redemption, other than dividends accrued and unpaid after November 30, 2018, and values shares of our common stock at the subscription price in the rights offering.

If approved by the requisite stockholder vote, we intend to commence the rights offering promptly after the Annual Meeting. The rights will expire no more than 20 days after the rights are first issued to stockholders (the “expiration date”), unless extended as described herein. We may extend the period for exercising the rights (the “subscription period”); provided, however, that such subscription period may not be extended by more than ten days without the prior written consent of Elliott. We intend to close the rights offering by January 31, 2019, but we cannot assure stockholders that we will do so.

The consummation of the rights offering is conditioned on, among other things, receipt of the requisite stockholder vote at the Annual Meeting of (i) the Authorized Share Increase Proposal to provide for the increase in the number of authorized shares of our common stock from 105,000,000 shares to 1,100,000,000 shares, which increase is necessary in order to have a sufficient number of shares of common stock to issue and sell in the rights offering; (ii) this Rights Offering Proposal to provide for the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of common stock at a subscription price of $0.50 per share pursuant to the rights offering to raise $450 million; and (iii) the Standby Purchase Agreement Proposal to approve the issuance and sale of all unsubscribed shares of common stock in the rights offering pursuant to the Standby Purchase Agreement. If the Authorized Share Increase Proposal, the Rights Offering Proposal, and the Standby Purchase Agreement Proposal are not approved by the requisite stockholder vote at the Annual Meeting, then we will not commence the rights offering.

We expect that the shares of our common stock to be issued upon the exercise of rights to purchase shares of our common stock, and the subscription price at which such shares will be purchased, will be determined based on the amount of our authorized shares of common stock and price per share of our common stock prior to our board of directors effecting a Reverse Split pursuant to the Reverse Stock Split Proposal (Proposal No. 5).

Background and Reasons for the Rights Offering

Elliott Background

On March 3, 2017, Elliott and investment funds affiliated with Elliott filed a joint Schedule 13G pursuant to Rule 13(g) under the Exchange Act indicating that they collectively owned 2,859,635 shares of our common stock, constituting approximately 7.5% of our outstanding common stock as of such date. On April 3, 2017, Elliott and investment funds affiliated with Elliott filed a joint Schedule 13D pursuant to Rule 13(d) under the Exchange Act indicating that they collectively owned 3,310,483 shares of common stock, constituting approximately 8.6% of our outstanding common stock on such date.

We thereafter entered into negotiations with Elliott to make an additional investment in our company. These negotiations culminated in the execution of an investment agreement dated May 1, 2017 (the “2017 Investment Agreement”), pursuant to which we issued and sold to Elliott, for an aggregate purchase price of $540,500,100, shares of our Series B, C, D, E, and F Preferred Stock. We used the proceeds of the sale of the preferred stock to pay off and terminate our prior senior credit facility and to provide working capital to support our operations and future growth. In connection with the issuance of the preferred stock and pursuant to the 2017 Investment Agreement, we entered into a warrant agreement with Elliott on May 2, 2017, pursuant to which we issued to Elliott warrants to purchase an aggregate of 379,572 shares of our common stock at an exercise price of $0.01 per share. On May 4, 2017, Elliott and investment funds affiliated with Elliott filed a joint amendment to their Schedule 13D pursuant to Rule 13(d) under the Exchange Act to report that Elliott had acquired the preferred stock, warrants to purchase common stock, and entered into the 2017 Investment Agreement.

On June 6, 2017, our board of directors elected Scott L. Dobak to serve as a Class II director and Ralph “Cody” W. Kittle III to serve as a Class III director. Messrs. Dobak and Kittle were elected to our board of directors pursuant to the 2017 Investment Agreement, which required our board of directors to expand the size of our board of directors and fill the vacancies created by such expansion with the individuals designated by Elliott.

On January 30, 2018, we entered into a $52.5 million standby equity commitment agreement (the “Equity Commitment”) with affiliates of Elliott for the potential issuance of shares of our Series E Preferred Stock, subject to the terms specified in the Equity Commitment. We subsequently entered into an additional investment agreement (the “2018 Investment Agreement”) with Elliott, pursuant to which we sold an aggregate $34,998,880 of Series E-1 Preferred Stock to Elliott over two separate transactions on March 1, 2018 and April 24, 2018. The proceeds of the sale of such shares of Series E-1 Preferred Stock were used to provide working capital to support our operations and future growth and to repay a portion of the indebtedness under our asset-based lending facility with BMO Harris Bank, N.A. and certain other lenders dated July 21, 2019 (as amended, the “ABL Facility”) as required by the credit agreement governing that facility. The 2018 Investment Agreement and ABL Facility were subsequently amended on August 3, 2018 to extend the time period during which the company is permitted to require Elliott to purchase shares of Series E-1 preferred stock from July 30, 2018 to November 30, 2018 and to terminate the Equity Commitment. The 2018 Investment Agreement and ABL Facility were further amended on September 20, 2018 to extend the time period during which the company is permitted to require Elliott to purchase shares of Series E-1 preferred stock from November 30, 2018 to January 1, 2019.

As of November 6, 2018, Elliott and investment funds affiliated with Elliott collectively beneficially owned 3,690,055 shares of common stock, constituting approximately 9.6% of our outstanding common stock as of such date.

As of the date of this Proxy Statement, Elliott holds all of our outstanding shares of preferred stock.

Review and Evaluation of Strategic Alternatives

Our board of directors regularly reviews our results of operations and capital structure. From time to time, our board of directors has discussed potential strategic transactions that would provide financing alternatives to improve our capital structure. The various series of preferred stock issued to Elliott have provided our company with financial flexibility through the ability to accrue preferred dividends for future payment with limited financial covenants. However, the relatively high rate of the dividend has significantly increased the liquidation value of the preferred stock, resulting in an erosion to the value of our common stock. In addition, the high leverage level has created operational challenges including securing new business, employee retention, and capital investments. In light of these circumstances, our board of directors believed it necessary to evaluate the range of potential refinancing and/or recapitalization transactions available to our company.

From November 14, 2017 until April 17, 2018, the board of directors had an executive committee consisting of Messrs. Dobak, Doerr, Kennedy, Kittle, Murray, Staley, Stoelting, Urkiel, and Ward. The executive committee was given all of the powers and authority of the full board of directors in the management of the business and affairs of our company except as expressly prohibited by Delaware law.

During the first quarter of 2018, Mr. Stoelting, at the direction of the executive committee of the board of directors, held discussions with several prominent investment banks in order to determine which firm was best equipped to assist our company in reviewing possible financing alternatives. At a meeting of the executive committee of the board of directors held on March 15, 2018, the executive committee directed Mr. Stoelting to continue discussions with Barclays Capital Inc. (“Barclays”) regarding their willingness to review strategic financing alternatives for our company. At that meeting, the executive committee also discussed the advisability of forming a special committee of our board of directors to review and evaluate our financing alternatives.

To that end, on April 17, 2018, our board of directors held a meeting attended by representatives of our senior management team, Barclays and our counsel, Greenberg Traurig, LLP (“GT”). At this meeting, the board of directors approved the establishment of a special financing alternatives committee of our board of directors (the “special committee”), consisting of Messrs. Doerr, Kennedy, and Ward, each of whom is an independent director. The special committee was given all rights, powers, and authority of the board of directors to consider, identify, and evaluate potential alternative strategic financing transactions for our company and to recommend to the board of directors whether to engage in such transactions. Messrs. Kittle and Dobak abstained from the vote that established the special committee.

The special committee held its first meeting on April 29, 2018 and discussed the current proposed financial terms provided by Barclays for its engagement. This discussion included a discussion of the historical relationship of Barclays and our company and of Barclays and Elliott, as well as possible asset sale transactions.

The special committee held a meeting on May 3, 2018 and approved the engagement of Barclays by our company to provide financial advice regarding our capital structure and to provide financial advisory services to our company in connection with the strategic development of our long-term business plans and to optimize our capital structure. We subsequently entered into an engagement letter with Barclays dated May 14, 2018.

The special committee held a meeting on May 11, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays provided a preliminary financial analysis regarding our financial condition and various potential alternatives to address our refinancing needs. The alternatives discussed by representatives of Barclays and the special committee included, among others, (i) continuing with the status quo while management focuses on its turnaround efforts, (ii) raising a private investment in public equity, (iii) a sale of all of our company or select assets, (iv) a restructuring of the preferred stock, and (v) a rights offering. In previous conversations with representatives of Barclays and management, Elliott had orally indicated openness to discussing, at an appropriate time, its potential participation in, and backstop of, a rights offering if the board of directors determined that a rights offering was in the best interests of our company.

The board of directors held a meeting on May 16 and 17, 2018 attended by representatives of our senior management team and Barclays. During a portion of this meeting, Messrs. Kittle and Dobak excused themselves from the meeting and representatives of Barclays provided a presentation similar to that given to the special committee on May 11. The Barclays presentation included a further review of our financial and operational structure, our capital structure considerations, and a review of our potential alternatives to address its refinancing needs. Following the presentation, Barclays was directed by us to approach Elliott to determine its willingness to make an offer specifying the terms on which Elliott would be willing to backstop a rights offering.

The special committee next held a meeting on May 24, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays reported that they had spoken to Elliott regarding a possible rights offering, as previously requested by us. Elliott had expressed preliminary openness to participating in a rights offering of approximately $400 to 450 million with a subscription price of $0.50 per share. Elliott had also indicated that it would be likely to provide a backstop for a rights offering on such terms without charging a fee for such backstop. The special committee then engaged in substantial discussion regarding this proposal, including a preliminary analysis by Barclays of the proposed rights offering. The special committee recommended that Barclays identify other parties that may be interested in providing a backstop for a rights offering or an alternative financing proposal. In addition, the special committee recommended that Barclays engage with Elliott to discuss additional terms of a possible rights offering and the possibility of restructuring a portion of the preferred stock with terms more favorable to our company and our common stockholders.

The special committee then held a meeting on May 29, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays reported that Elliott had stated it was not willing to provide additional details of a rights offering but was willing to entertain any proposals that we may have.

The special committee held a meeting on May 31, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee, together with representatives of our senior management team and Barclays, discussed potential dual-track processes and timelines for communicating with Elliott on a potential backstop for a rights offering as well as soliciting alternative transaction proposals from other potential investors. The special committee, together with representatives of our senior management team and Barclays, discussed the preparation of a proposed term sheet to present to Elliott, as well as the timing of proposed outreach to other potential investors.

Following this meeting, on June 5, 2018, our management together with representatives of Barclays and GT, prepared an initial draft of a non-binding memorandum of terms (the “term sheet”) for a potential backstopped rights offering with Elliott to provide the backstop commitment. Over the next two weeks, our management, GT, and Barclays discussed, reviewed, and revised the term sheet and solicited feedback from the special committee.

The special committee held a meeting on June 7, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee, together with representatives of our senior management team and Barclays, discussed the summary of key transaction terms to be proposed to Elliott and reviewed an illustrative rights offering transaction overview.

Representatives of Barclays and GT met in person with representatives of Elliott and Debevoise & Plimpton LLP (“Debevoise”), legal counsel to Elliott, in New York on June 18, 2018. At the meeting, the term sheet was discussed including, among other things, that (i) shares issued to Elliott that would increase its ownership percentage in our company over a certain amount, the ownership limitation, would be issued as non-voting securities; (ii) the proceeds received in the rights offering would be used to pay all accrued and unpaid dividends on the outstanding preferred stock, with any remaining proceeds to redeem as much as possible of the preferred stock without the payment redemption premiums; (iii) Elliott would agree to amend certain provisions of the preferred stock; (iv) Elliott would be prohibited from acquiring and/or transferring its shares of common stock for a specified period of time commencing with the execution of a backstop agreement and ending after the consummation of a rights offering; and (v) Elliott would be entitled to appoint directors commensurate with its voting rights in our company, subject to the ownership limitation.

Debevoise provided feedback to GT on the term sheet and potential for Elliott’s participation in the rights offering as the backstop purchaser and specific feedback on the draft term sheet on June 20, 2018.

The special committee held a meeting, also on June 20, 2018, attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays summarized the June 18, 2018 meeting with Elliott. In addition, GT provided the special committee with Elliott’s initial response to the draft term sheet as communicated by Debevoise. The special committee also discussed the possible use and timing of a press release to publicly announce that we are examining various financing alternatives, including the interplay between such an announcement and the filing of our results for the first quarter of 2018.

The special committee held a meeting on July 9, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee discussed the use of a press release announcing our evaluation of financing alternatives, a draft of which had been provided to the special committee by our management, and related investor solicitation by Barclays. Representatives of Barclays reviewed a proposed timeline for such solicitation as well as a list of prospective investors.

We issued a press release on July 11, 2018 announcing that our board of directors had appointed the special committee to review and evaluate our financing alternatives and that we had engaged Barclays to provide financial advice regarding our capital structure and to provide financial advisory services in connection with the strategic development of our business plans. Additionally, we disclosed in the press release that our capital raising alternatives could include a rights offering or other forms of new equity or debt capital and that we may enter into discussions with various stakeholders as part of the evaluation.

In addition to engaging in discussions with Elliott regarding a proposed rights offering and backstop commitment, beginning on July 12, 2018, Barclays, on our behalf, began contacting other potential investors regarding their interest in financing alternatives and strategic transactions with our company including but not limited to a change in control transaction. Over the next several weeks, Barclays held conversations with numerous potential investors regarding a potential financing alternative or strategic transaction with our company. During this period, Barclays contacted 29 potential investors, sent a public investment summary prepared by us to 20 potential investors, and sent a non-disclosure agreement prepared by GT to 21 potential investors. Also during this period, we negotiated and executed non-disclosure agreements with 14 potential investors and we provided access to a virtual data room with confidential information regarding our company to 14 potential investors. We requested that the potential investors submit their proposals for a financing alternative or strategic transaction by August 10, 2018.

The special committee held a meeting on July 19, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays provided the special committee with an update regarding the status of the investor solicitation process. The special committee inquired as to whether any strategic investors had expressed an interest, and representatives of Barclays reported that while strategic investors likely saw our announcement, no strategic investors had contacted Barclays.

The special committee held a meeting on August 8, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays provided a further update regarding the status of the investor solicitation process. Representatives of Barclays indicated that substantially all of the parties contacted had declined to pursue a transaction. Representatives of Barclays also indicated that, at our direction, it had contacted one of our largest stockholders and that such stockholder was in the process of negotiating a non-disclosure agreement with us so that Barclays could then discuss potential financing alternatives with such stockholder.

Elliott provided a written counterproposal to the term sheet on August 9, 2018. In general, Elliott indicated it was only willing to consider providing a backstop to a rights offering transaction with us if such transaction involved a complete redemption of Elliott’s preferred stock. Among other revisions, Elliott’s counterproposal (i) rejected that shares issued to Elliott that would cause Elliott’s ownership of common stock in our company to go over the ownership limitation would be issued as non-voting securities; (ii) required that the proceeds received in the rights offering would need to be no less than the amount required to pay all accrued and unpaid dividends on the preferred stock and to redeem all preferred stock, together with all redemption premiums, and that the proceeds received in the rights offering must be used for such purpose; (iii) rejected that Elliott would agree to amend the terms of the outstanding preferred stock because the counterproposal provided for the redemption of all the outstanding preferred stock; (iv) rejected that Elliott would be prohibited from acquiring and/or transferring its shares of common stock for a specified period of time commencing with the execution of a backstop agreement and ending after the consummation of a rights offering; and (v) rejected a provision that would limit Elliott’s right to appoint directors to less than Elliott’s pro rata ownership of common stock.

As of August 10, 2018, the deadline for potential investors to submit proposals, we had only received two proposals for a financing alternative or a strategic transaction. Of the 29 potential investors contacted, 19 affirmatively declined to submit a proposal. Eight potential investors did not affirmatively decline to submit a proposal, but had not contacted us by the August 10 deadline. With respect to the two proposals received from the potential investors, the first proposal did not provide a transaction structure or set purchase price. Instead, the non-binding proposal requested to continue its diligence review to identify and evaluate potential transaction structures. The second proposal provided a non-binding debt proposal for a three-year term loan of up to $85 million with proceeds to be used to refinance existing indebtedness and provide liquidity to us. Following the August 10, 2018 deadline, Barclays contacted two additional potential investors, obtained two additional signed non-disclosure agreements, and provided access to a virtual data room to one of the additional potential investors.

The special committee held a meeting on August 14, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays reviewed the status of prospective investors as well as the two proposals received thus far. The committee also reviewed and discussed the response to the term sheet received from Elliott.

The board of directors held a meeting on August 15 and 16, 2018. During a portion of that meeting on August 16, during which Messrs. Dobak and Kittle excused themselves from the room, the board of directors discussed (i) the results of the outreach to potential investors and the two proposals received from potential investors, (ii) the counterproposal received from Elliott, and (iii) next steps and timing in connection with the potential rights offering and other alternative financing and strategic transactions. The members of the special committee indicated that the proposed rights offering with Elliott was our best alternative at the present time, and the board of directors discussed the proposed exercise price of the rights and other rights offering terms. The board of directors then invited Mr. Kittle to rejoin the meeting, and solicited his opinion on how the investment community might react to a potential rights offering and how Mr. Kittle would think about valuing a rights offering, based on his experience as an analyst at an investment firm. During this discussion, the board did not attempt to negotiate the terms of Elliott’s possible participation in a rights offering with Mr. Kittle, nor did Mr. Kittle participate in any deliberations by the board of directors regarding a possible rights offering.

Of the two additional potential investors contacted following the August 10, 2018 deadline, one affirmatively declined to submit a proposal as of August 18, 2018.

The special committee held a meeting on August 22, 2018 attended by representatives of our senior management team and Barclays. At the meeting, representatives from Barclays updated the special committee regarding two additional potential investors that had expressed interest in either participating in a small rights offering or otherwise participating in a transaction, which included one of the potential investors contacted following the August 10, 2018 deadline. Upon further discussion, the special committee determined that neither investor was likely to provide a viable alternative to the rights offering being negotiated with Elliott since one of the proposals was not large enough in size, and the second proposal was not reasonably likely to be completed on a timely basis. Representatives of Barclays also provided feedback from a meeting on August 21 that took place with one of our largest stockholders who had signed a non-disclosure agreement, where Barclays solicited feedback and views from this investor. The special committee continued to discuss the proposed exercise price of the rights.

The special committee held a meeting on August 30, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays presented information to the special committee regarding the financial impact of the rights offering and Elliott’s pro forma ownership after the rights offering, giving effect to different proposed rights offering amounts and different exercise prices of the rights. Representatives from Barclays also presented a proposed timeline for the rights offering process. The special committee continued to discuss the exercise price and size of the rights offering. The special committee also discussed the amount of the rights offering to include on the cover page of the initial registration statement to be filed, for the purposes of evaluating investor interest. The special committee ultimately decided to list the value of the rights offering at $450 million on the cover page of the initial filing.

We provided a draft registration statement for the contemplated rights offering (the “Registration Statement”) to the special committee for its review and comment on September 4, 2018. The special committee held a meeting on September 6, 2018. The special committee discussed with GT and management the status of the Registration Statement and the current expected timeline of the rights offering. The special committee provided its approval for GT to provide the draft Registration Statement to Elliott’s counsel for review and comment. Following the meeting, GT provided the draft Registration Statement to Elliott’s counsel.

The special committee held a meeting on September 14, 2018 attended by representatives of our senior management team and Barclays. Representatives from our senior management team, Barclays, and GT provided an update on the potential filing date for the initial Registration Statement for the rights offering and a subsequent proxy statement for a meeting of our stockholders to grant the approvals required for the rights offering, open issues, and the process following the filing of the rights offering prospectus.

The board of directors held a meeting on September 16, 2018 attended by representatives of our senior management team, Barclays, and GT. Messrs. Kittle and Dobak were not present at this meeting. The board of directors discussed with the representatives from Barclays its ability to provide an opinion with respect to the rights offering. The representatives from Barclays informed the board of directors that it would continue to evaluate what it could potentially opine on in relation to the rights offering. The board of directors also discussed with representatives from Barclays the planned outreach by Barclays to potential investors that the board of directors had asked Barclays to undertake and the timing of that outreach. After the representatives from Barclays left the meeting, Mr. Stoelting and GT provided the board of directors with a status update on the Registration Statement, a copy of which had previously been provided to the board of directors. Following a discussion, the directors present at the meeting unanimously approved the filing of the Registration Statement.

The special committee held a meeting on October 10, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays provided the special committee with an update on its investor outreach, which was conducted by Barclays at the special committee’s request to evaluate preliminary feedback from investors on whether they would be supportive of a potential rights offering.

The board of directors held a meeting on October 18, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays presented an updated financial analysis of the company and the refined financial projections prepared by our senior management. Representatives from Barclays also described management’s expected use of the gross proceeds in the rights offering and our pro forma capitalization, as of December 31, 2018, with and without giving effect to the rights offering. Following Barclays’ presentation of our pro forma capitalization, Messrs. Kittle and Dobak excused themselves from the meeting. Representatives from Barclays then provided the board of directors, other than Messrs. Kittle and Dobak, with an update on investor outreach and discussions with various shareholders. GT then provided the board of directors, other than Messrs. Kittle and Dobak, with an update on the draft preliminary proxy statement and expected timing for filing of the preliminary proxy statement.

The special committee held a meeting on November 7, 2018 attended by representatives of our senior management team, Barclays, and GT. GT advised the special committee of their duties under Delaware law, particularly the special committee’s “Revlon” duties. Representatives from Barclays then made a presentation to the special committee and discussed (i) the three-year stock price performance and current market valuation, (ii) projected financial information as provided by our management, (iii) an overview of the various alternatives potentially available to us along with certain benefits and considerations in connection with each alternative as provided by our management, (iv) a summary of the outreach to third parties in connection with alternative transactions conducted by Barclays at the company’s request and direction together with a summary of the proposals received, (v) the pro forma impact of the rights offering on the company’s capitalization, and (vi) certain potential benefits and considerations of the rights offering to the Company. Barclays then informed the special committee that it was prepared to deliver to our board of directors a letter, dated November 7, 2018 that, as of such date, and based upon and subject to the qualifications, limitations, factors, and assumptions set forth in the letter, Barclays was of the opinion that, from a financial point of view, the Proposed Transaction (as defined in the letter) was the best alternative reasonably available to the company under the circumstances. The special committee then discussed with Barclays its analysis of the outstanding shares of common stock and votes required, based on the relative percentages of each holder, in order to have sufficient stockholder support to approve the transactions contemplated by the rights offering. Later in the meeting and following deliberations, the special committee then unanimously recommended to the board of directors that the board adopt, approve, and recommend to the stockholders that the stockholders approve the Authorized Share Increase Proposal, the Standby Purchase Agreement Proposal, the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Certificate of Incorporation Amendment Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, and the Business Opportunity Proposal. In addition, the special committee approved an amended engagement agreement with Barclays.

Later that same day, the board of directors held a meeting attended by representatives of our senior management team, Barclays, and GT. Messrs. Kittle and Dobak were not present at this meeting of the board of directors. GT advised the board of directors of their duties under Delaware law, particularly the board of directors’ “Revlon” duties. Representatives from Barclays then made the same presentation to the board of directors that it has previously made to the special committee. Barclays then informed the board of directors that it was prepared to deliver to the board of directors a letter, dated November 7, 2018 that, as of such date, and based upon and subject to the qualifications, limitations, factors, and assumptions set forth in the letter, Barclays was of the opinion that, from a financial point of view, the Proposed Transaction (as defined in the letter) was the best alternative reasonably available to the company under the circumstances. The board of directors then held a discussion with Barclays similar to the discussion held by the special committee regarding an analysis of the outstanding shares of common stock and votes required, based on the relative percentages of each holder, in order to have sufficient stockholder support to approve the transactions contemplated by the rights offering.

Following deliberations, the board of directors, other than Messrs. Kittle and Dobak, unanimously adopted and approved, and recommended to the stockholders that the stockholders approve, all of the proposals in this Proxy Statement, including the Authorized Share Increase Proposal, the Rights Offering Proposal, the Standby Purchase Agreement Proposal, the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Certificate of Incorporation Amendment Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, and the Business Opportunity Proposal.

On November 8, 2018, we entered into the Standby Purchase Agreement with Elliott.

Considerations Relevant to the Rights Offering

On November 7, 2018, the special committee met and, on the same day, our board of directors, other than Messrs. Kittle and Dobak, met and considered and approved the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. In evaluating the rights offering, the relevant considerations identified and discussed by the special committee and our board of directors, other than Messrs. Kittle and Dobak, included, but were not limited to, the following:

•

the determination of the special committee of independent members of our board of directors, which special committee acted with the advice and assistance of our management and our company’s legal and financial advisors and was comprised at all times of directors with no financial interest in a transaction other than as common stock holders in our company, that the proposed rights offering was advisable and in the best interests of our company and our stockholders;

•

the letter delivered by Barclays to the board of directors, dated November 7, 2018 that, as of such date, and based upon and subject to the qualifications, limitations, factors and assumptions set forth in the letter, Barclays was of the opinion that, from a financial point of view, the Proposed Transaction (as defined in the letter) was the best alternative reasonably available to the company under the circumstances. See Annex E on page E-1 of this Proxy Statement;

•

the rights offering will refinance our capital structure and deleverage our balance sheet through the payment in cash of all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to January 31, 2019), and the redemption of all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends;

•	the rights offering, by simplifying our capital structure, should increase the speed and likelihood of a full operational recovery;

•

the rights offering will provide us with approximately $30 million (assuming approximately 25% of stockholders other than Elliott exercise their rights), if the rights offering closes by January 31, 2019, for general corporate purposes;

•	the rights offering will allow our existing stockholders who elect to participate in the rights offering to maintain their proportionate interest in our company;

•	the rights offering will allow our existing stockholders who do not participate in the rights offering to transfer their rights;

•

to the extent that a stockholder does not exercise its rights in full and the rights offering is consummated, such stockholder’s proportionate ownership interest in our company will be substantially reduced;

•

sales of substantial amounts of our rights and our common stock in the public market, and the availability of shares for sale, including the 900,000,000 shares of our common stock to be issued in the rights offering, could adversely affect the prevailing market price of our common stock and cause the market price of our common stock to remain low for a substantial period of time and stockholders may be able to purchase shares of our common stock on the open market at a price below the subscription price;

•

if Elliott is the only holder of rights who exercises its rights in the rights offering, assuming we receive the requisite stockholder vote to approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, we will issue an aggregate of 900,000,000 shares of common stock to Elliott, which would increase Elliott’s ownership percentage of our common stock to approximately 96% after giving effect to the rights offering (assuming Elliott’s beneficial ownership and total shares outstanding as of November 6, 2018);

•

depending on the extent to which holders other than Elliott exercise their rights, such other holders might become minority stockholders in a company controlled by Elliott, and there may be very limited liquidity for our common stock and there may be more limited opportunities for stockholders to realize a control premium (whether or not a stockholder exercises its rights);

•

unless rights holders other than Elliott exercise rights for greater than approximately 48% of the total number of shares of common stock offered in the rights offering, assuming we receive the requisite stockholder vote to approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, Elliott will own the majority of our outstanding common stock following the closing of the rights offering; and

•

if Elliott owns more than 50% of our common stock following consummation of the rights offering, assuming we receive the requisite stockholder vote to approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, we will be a “controlled company” within the meaning of the NYSE listing standards, which could lessen protections afforded to our stockholders. Our status as a controlled company could also make our common stock less attractive to some investors or otherwise harm our stock price.

If this Rights Offering Proposal is not approved by the requisite stockholder vote, we will not commence the rights offering and, if we do not commence the rights offering, the Standby Purchase Agreement will terminate pursuant to its terms. In such event, we would be forced to continue to explore other strategic financing alternatives to improve our capital structure. There can be no guarantee that we would be able to identify a strategic financing alternative that would be as beneficial to our capital structure as the proposed rights offering. Failure to consummate the rights offering could have a material adverse effect on our financial condition and results of operations.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” the approval of the Rights Offering Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering, and do not make any recommendation regarding the Rights Offering Proposal.

Neither our board of directors nor the special committee has made, nor will they make, any recommendation to stockholders regarding the exercise of rights under the rights offering. Our stockholders should make an independent investment decision about whether or not to exercise their rights.

Opinion of Financial Advisor

The company engaged Barclays Capital Inc., which we refer to as Barclays, to act as its financial advisor in connection with the rights offering. Barclays delivered a letter to the company’s board of directors that, as of November 7, 2018, and based upon and subject to the qualifications, limitations, factors and assumptions set forth in the letter, Barclays was of the opinion that, from a financial point of view, the Proposed Transaction (as defined in the letter) was the best alternative reasonably available to the company under the circumstances.

The full text of the written letter of Barclays, dated as of November 7, 2018, is attached as Annex E to this Proxy Statement. The Barclays written letter sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Barclays in connection with the opinion expressed in the letter. Barclays provided advisory services to and its letter was for, the information and assistance of the company’s board of directors in connection with its consideration of the rights offering. The Barclays letter and the opinion set forth therein is not a recommendation as to how any stockholder of the company should vote with respect to any proposal included in this Proxy Statement, or whether to exercise rights in connection with the rights offering or any transaction associated therewith.

Projected Financial Information

We do not, as a matter of course, publicly disclose financial projections as to future financial performance, earnings, or other results. We do not disclose financial projections of future performance or earnings due to, among other reasons, the unpredictability of the underlying assumptions and estimates and the inherent unreliability of such projections. To assist our board of directors in its evaluation of our financing alternatives and potential strategic transactions, management prepared preliminary financial projections through fiscal year 2022 for certain income statement and capitalization items (the “Preliminary Management Projections”). Management provided the Preliminary Management Projections to the board of directors, other than Messrs. Kittle and Dobak, at its May 17, 2018 meeting. The board of directors asked management to continue to review and, if necessary, refine the assumptions and estimates used in the preparation of the Preliminary Management Projections. At the direction of the board of directors, management also provided the Preliminary Management Projections to Barclays solely for the purpose of enabling Barclays to prepare its preliminary financial analysis of our company. We informed Barclays that management was continuing its review of the Preliminary Management Projections, and expected to revise certain of the assumptions and estimates used in the Preliminary Management Projections during the course of its continuing review. The Preliminary Management Projections were not provided to any potential investors.

Between May 17, 2018 and July 25, 2018, management refined the assumptions and estimates used in the preparation of the Preliminary Management Projections, as further described below. On July 25, 2018, management provided Barclays with updated financial projections with respect to income statement items (the “July Income Statement Projections”), which were revised from the Preliminary Management Projections, for the purpose of enabling Barclays to prepare its updated preliminary financial analysis of our company, which was provided to the board of directors on July 27, 2018, and to provide to the 15 potential investors who had executed non-disclosure agreements between July 16, 2018 and August 13, 2018 and were evaluating whether to submit a proposal for a financing alternative or other strategic transaction with our company. Management subsequently provided the board of directors with updated financial projections, as of July 25, 2018, with respect to certain capitalization items (together with the July Income Statement Projections, the “July 2018 Management Projections”). The principal differences in the assumptions and estimates underlying the Preliminary Management Projections and the July 2018 Management Projections relate to updates in the revenue and Adjusted EBITDA estimates for 2018 and 2019.

Between July 25, 2018 and October 17, 2018, management continued to refine the assumptions and estimates used in the preparation of the July 2018 Management Projections, as further described below. On October 15, 2018, management provided Barclays with updated financial projections (the “October 2018 Management Projections”), which were revised from the July 2018 Management Projections, for the purpose of enabling Barclays to prepare its updated financial analysis of our company, which was provided to the board of directors, including Messrs. Kittle and Dobak, on October 17, 2018. The October 2018 Management Projections were subsequently provided to Elliott on October 17, 2018. The October 2018 Management Projections are substantially similar to the July 2018 Management Projections, except that the October 2018 Management Projections provide further refined and, in some instances, less favorable projections than the July 2018 Management Projections given the availability of information about the performance of our business in July,

August, and September 2018, management’s further refinement of the assumptions and estimates used in the preparation of its financial projections, and the additional time management had to prepare the October 2018 Management Projections. The October 2018 Management Projections reflect management’s best available estimates and judgment regarding our future financial performance. The principal differences in the assumptions and estimates underlying the July 2018 Management Projections and the October 2018 Management Projections relate to updates in the revenue and Adjusted EBITDA estimates for 2018 and 2019 and refinements to the revenue forecast for 2020, 2021, and 2022.

The October 2018 Management Projections were not prepared with a view to public disclosure and are included in this Proxy Statement only because such information was made available to the board of directors and Barclays. The October 2018 Management Projections were not prepared with a view to complying with generally accepted accounting principles as applied in the United States (“GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, has not examined, compiled, or performed any procedures with respect to the October 2018 Management Projections. Accordingly, Deloitte does not express an opinion or any other form of assurance with respect thereto. The October 2018 Management Projections included in this Proxy Statement have been prepared by, and are the responsibility of, our management, and are subjective in many respects.

Although the October 2018 Management Projections are presented with numerical specificity, the October 2018 Management Projections reflect estimates made by our management as to future events that our management believed were reasonable at the time they were prepared and numerous assumptions with respect to our ability to achieve strategic goals, objectives, and targets, industry performance, regulatory environment, general business, economic, market, and financial conditions and other important factors that may affect actual results and cause the October 2018 Management Projections not to be achieved. In addition, the October 2018 Management Projections cover multiple future years, and such information by its nature is less reliable in predicting each successive year. The October 2018 Management Projections constitute forward-looking statements and do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the rights offering. As a result, there can be no assurance that the October 2018 Management Projections will or would be realized, and actual results may be materially better or worse than those contained in the October 2018 Management Projections. For information on factors that may cause our future results to materially vary, see the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 12.

The inclusion of this information should not be regarded as an indication that the board of directors, our company, or any of our affiliates or our or their respective directors, officers, employees, or advisors or any other recipient of this information considered, or now considers, the October 2018 Management Projections to be material information of our company or predictive of actual future results nor should it be construed as financial guidance, and the October 2018 Management Projections should not be relied upon as such. The July 2018 Management Projections are not included in this Proxy Statement in order to induce any stockholder to vote in favor of any proposal related to the rights offering to be voted on at the special meeting or to influence any stockholder to make any investment decision with respect to the rights offering or otherwise.

The October 2018 Management Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding our company contained in our public filings with the SEC. Our management reviewed the October 2018 Management Projections with the board of directors, which only considered the October 2018 Management Projections in connection with its evaluation and approval of the Standby Purchase Agreement and the rights offering, and the transactions contemplated thereby, because it had been advised by management that the October 2018 Management Projections reflected management’s best available estimates and judgment regarding our future financial performance. The board of directors did not rely upon the Preliminary Management Projections or the July 2018 Management Projections in its approval of the Standby Purchase Agreement and rights offering, and the transactions contemplated thereby.

Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the October 2018 Management Projections to reflect circumstances existing after the date when our management prepared the October 2018 Management Projections, or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the October 2018 Management Projections are shown to be in error.

Furthermore, certain of the measures included in the October 2018 Management Projections, such as Adjusted EBITDA, are non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, or superior to, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by us may not be comparable to similarly titled amounts used by other companies.

We are not providing a quantitative reconciliation of these forward-looking non-GAAP financial measures. In accordance with Item 10(e)(1)(i)(B) of Regulation S-K, a quantitative reconciliation of a forward-looking non-GAAP financial measure is only required to the extent it is available without unreasonable efforts. We do not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation, or to quantify the probable significance of these items at this time. The adjustments required for any such reconciliation of our forward-looking non-GAAP financial measures cannot be accurately forecast by us, and therefore the reconciliation has been omitted.

In light of the foregoing factors and the uncertainties inherent in the October 2018 Management Projections, stockholders are cautioned not to rely on the October 2018 Management Projections.

The following tables provide the metrics reflected in the October 2018 Management Projections:

Table 1: Income Statement Items

($ in millions) Source: Company management as of October 17, 2018.	2018P	2019P	2020P	2021P	2022P
Total Revenue	$2,245	$2,306	$2,336	$2,425	$2,528
Adjusted EBITDA	$25	$60	$106	$118	$129
Total Capital Expenditures	$50	$66	$55	$70	$40

In addition, management calculated total debt and preferred liability accretion over time based on the October 2018 Management Projections of the income statement items in Table 1 above. These projections were as follows:

Table 2: Preferred Stock, Total Debt, & Gross Leverage

($ in millions) Source: Company management as of October 17, 2018.	2018P	2019P	2020P	2021P	2022P
Preferred Stock Liability (1)	$361	$428	$510	$607	$722
Capital Lease Liability	$37	$69	$98	$140	$160
Other Debt	$160	$131	$123	$123	$123
Total Debt + Preferred Stock	$557	$628	$730	$869	$1,005
Total Debt + Preferred Stock / Adjusted EBITDA	22.2x	10.5x	6.9x	7.4x	7.8x

(1)

Includes principal plus accrued dividends on our preferred stock and excludes redemption premiums. Assumes the Company does not draw on the remaining $17.5 million available under our Series E-1 Preferred Stock. Also assumes all dividends are accrued and are not paid in cash for the full term of our preferred stock.

The below table reflects the pro forma impact of the rights offering on our capitalization.

	2018P Without Rights Offering	Adjustment	2018P With Rights Offering
Total Debt + Preferred Stock	$557	($361)	$196
Cash	$0	$30	$30
Net Debt + Preferred Stock	$557		$166
Net Debt + Preferred Stock / 2018P Adjusted EBITDA	22.2x		6.6x

The Rights Offering

The following is a discussion of the key terms of the rights offering, and assumes this Rights Offering Proposal is approved by our stockholders. We do not expect to commence the rights offering unless and until we receive the requisite stockholder approval of the Authorized Share Increase Proposal, this Rights Offering Proposal, and the Standby Purchase Agreement Proposal.

The Rights

If approved by the requisite stockholder vote, we plan to distribute to the record holders on the rights offering record date rights to purchase shares of our common stock at a price of $0.50 per share of common stock (the “subscription price”). The rights will be transferable during the subscription period, which will commence on a date to be determined by the board of directors and end no more than 20 days thereafter, unless extended by us, and will entitle the holders of those rights to purchase shares of common stock for an aggregate purchase price of $450 million.

Each stockholder will receive one right for every share of our common stock such stockholder owns at the close of business on the rights offering record date. Each basic subscription right will entitle the holder thereof to purchase at the subscription price, at or before the expiration date of the rights offering, the number of shares of common stock determined by dividing 900,000,000 by the total number of shares of common stock outstanding on the rights offering record date. Stockholders, other than Elliott, who elect to exercise their basic subscription right in full may also subscribe, at the subscription price, for additional shares of our common stock under their respective over-subscription rights (up to the number of shares subscribed for under the basic subscription right) to the extent that other rights holders do not exercise their basic subscription rights in full. If there is not a sufficient number of shares of our common stock to fully satisfy the over-subscription right requests, the available shares of common stock will be sold pro rata to rights holders who exercised their over-subscription right based on the number of shares each rights holder subscribed for under the over-subscription right.

We intend to keep the rights offering open until the expiration date, unless extended by us; provided that, pursuant to the Standby Purchase Agreement, the expiration date of the rights offering may not be extended by more than 10 days without the prior written consent of Elliott.

This Proxy Statement is not an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. In connection with the rights offering, we have filed a Registration Statement on Form S-1 with the SEC.

Expiration of the Rights Offering and Extensions, Amendments, and Termination

Stockholders may exercise their rights at any time during the subscription period, which will commence on a date to be determined by the board of directors and end no more than 20 days thereafter, unless extended by us; provided that the expiration date of the rights offering may not be extended by more than 10 days without the prior written consent of Elliott.

Subject to the foregoing, we will extend the duration of the rights offering as required by applicable law. We may choose to extend it if we decide that changes in the market price of our common stock warrant an extension or if we decide to give holders of rights more time to exercise their rights in the rights offering. We may extend the expiration date of the rights offering by giving oral or written notice to the rights agent and information agent on or before the scheduled expiration date. If we elect to extend the expiration of the rights offering, we will issue a press release announcing such extension no later than 9:00 a.m., Eastern Time, on the next business day after the most recently announced expiration date.

If a stockholder does not exercise its rights at or before the expiration date of the rights offering, its unexercised rights will be null and void and will have no value. We will not be obligated to honor a stockholder’s exercise of rights if the rights agent receives the documents and payment of the subscription price relating to a stockholder’s exercise after the rights offering expires, regardless of when such stockholder transmitted the documents.

The Standby Purchase Agreement includes a customary fiduciary out provision that will allow us to terminate the rights offering at any time prior to the commencement of the subscription period. In addition, the Standby Purchase Agreement permits us to cancel, terminate, amend, or extend the rights offering at any time prior to the expiration of the subscription period. However, once the subscription period is commenced, any such cancellation, termination, or amendment will require the prior consent of Elliott, except for an extension of the subscription period by not more than 10 days, unless the Standby Purchase Agreement is terminated. Any decision to cancel, terminate, amend, or extend the rights offering will be made by us. If the rights offering is terminated, all rights will expire without value and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the rights agent in connection with the rights offering will be held by the rights agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the rights offering and return a stockholder’s subscription payment.

Basic Subscription Rights and Over-Subscription Rights

Each stockholder’s rights entitle such stockholder to a basic subscription right and an over-subscription right.

Basic Subscription Right. The basic subscription right of each whole right entitles each stockholder to purchase the number of shares of common stock determined by dividing 900,000,000 by the total number of shares of common stock outstanding on the rights offering record date at the subscription price of $0.50 share. Each stockholder will receive one basic subscription right for every share of our common stock such stockholder owned at the close of business on the rights offering record date. Stockholders (other than Elliott) are not required to exercise all of their basic subscription rights unless a stockholder wishes to purchase shares under its over-subscription right. We will deliver to the holders of record who validly exercise their rights under the basic subscription right and make payment of the subscription price in full, certificates representing the shares purchased with their basic subscription right, or, if a stockholder holds its shares in book-entry form and validly exercise its rights under the basic subscription right, we will credit such stockholder’s account with such shares, in each case promptly following the later of the expiration of the rights offering or the satisfaction or waiver of the closing conditions of the rights offering (and after all pro rata allocations and adjustments have been completed with respect to the over-subscription and taking into account the guaranteed delivery period).

All rights issued to a stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority for the ownership or exercise of rights or the ownership of additional shares are null and void and may not be held or exercised by any such holder.

Over-Subscription Right. In addition to the basic subscription right, stockholders may subscribe for additional shares of our common stock (up to the number of shares for which each stockholder subscribed under its basic subscription right), upon delivery of the required documents and payment of the subscription price of $0.50 per share, before the expiration of the rights offering. The Standby Purchase Agreement does not permit Elliott to subscribe for additional shares of common stock under the over-subscription right. Stockholders may only exercise their over-subscription rights if they exercised their basic subscription right in full, including payment of the subscription price therefor, and other holders of rights do not exercise their basic subscription rights in full. We will deliver to the holders of record who purchase shares in the rights offering certificates representing the shares purchased with their over-subscription right, or, if a stockholder holds its shares in book-entry form and validly exercises its rights under the over-subscription right, we will credit such stockholder’s account with such shares, promptly following the later of the expiration of the rights offering or the satisfaction or waiver of the closing conditions of the rights offering (and after all pro rata allocations and adjustments have been completed with respect to the over-subscription and taking into account the guaranteed delivery period).

Pro Rata Allocation. If there are not enough shares of our common stock to satisfy all subscriptions made under the over-subscription right, we will allocate the remaining shares of our common stock pro rata, after eliminating all fractional shares, among those over-subscribing rights holders. “Pro rata” means in proportion to the number of shares of our common stock that such stockholder and the other rights holders have subscribed for under the over-subscription right.

Full Exercise of Basic Subscription Right. Stockholders may exercise their over-subscription right only if they exercise their basic subscription right in full. To determine if a stockholder has fully exercised their basic subscription right, we will consider only the basic subscription right held by a stockholder in the same capacity. For example, suppose that a stockholder was granted rights for shares of our common stock that it owned individually and shares of our common stock that it owned collectively with its spouse. If such stockholder wishes to exercise its over-subscription right with respect to the rights it owns individually, but not with respect to the rights it owns collectively with its spouse, such stockholder only need to fully exercise its basic subscription right with respect to its individually owned rights. Stockholders do not have to subscribe for any shares under the basic subscription right owned collectively with its spouse to exercise its individual over-subscription right.

When stockholders complete the portion of their rights certificate to exercise their over-subscription right, they will be representing and certifying that they have fully exercised their basic subscription right as to shares of our common stock that they hold in that capacity. Stockholders must exercise their over-subscription right at the same time they exercise their basic subscription right in full. In exercising the over-subscription right, stockholders must pay the full subscription price for all the shares they are electing to purchase.

Return of Excess Payment. If a stockholder exercised its over-subscription right and is allocated less than all of the shares of our common stock for which such stockholder wished to subscribe, its excess payment for shares that were not allocated to it will be returned to such stockholder by mail, without interest or deduction, within ten business days after the expiration of the rights offering.

The Backstop Purchaser

We have entered into the Standby Purchase Agreement with Elliott, attached to this Proxy Statement as Annex F, under which we have agreed to issue and sell to Elliott, and Elliott has agreed to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

No Fractional Shares of Common Stock

We will not issue fractional shares of common stock or cash in lieu of fractional shares of common stock. Any fractional shares of our common stock created by the exercise of the rights will be rounded to the nearest whole share, with such adjustments as may be necessary to ensure that we offer 900,000,000 shares of common stock in the rights offering. In the unlikely event that, because of the rounding of fractional shares of common stock, the rights offering would have been subscribed in an amount in excess of 900,000,000 shares of common stock, all holders’ shares issued in the rights offering will be reduced in an equitable manner. Any excess subscription funds will be returned to stockholders by mail within ten business days without interest or deduction after completion of the rights offering.

Conditions to the Rights Offering

Our obligation to consummate the rights offering is subject to the satisfaction prior to the closing of the rights offering of closing conditions (which may be waived in whole or in part by the company with the consent of Elliott), including:

(i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto;

(ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement in all material respects;

(iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the rights offering shall have been made or received in accordance with the Proxy Statement;

(iv) all terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act or any other competition laws or regulations shall have occurred;

(v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering;

(vi) we shall have received approval from the requisite stockholder vote of the Authorized Share Increase Proposal (Proposal No. 6), this Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), and the Business Opportunity Proposal (Proposal No. 16);

(vii) we shall have received a waiver by the lenders of the necessary provisions under our ABL Facility to avoid the mandatory use of proceeds received in the rights offering to prepay the principal outstanding under the ABL Facility and to waive any event of default that may be deemed to occur as a result of the consummation of the rights offering and the issuance of the common stock to Elliott in connection with purchasing all unsubscribed shares of common stock in the rights offering;

(viii) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance; provided, however, that this condition shall not apply in the event our common stock ceases to be listed and traded on the NYSE on or prior to the closing date of the rights offering; and

(ix) the concurrent closing of the purchase by Elliott of the unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement such that the gross proceeds from the rights offering and the backstop commitment aggregate to $450 million.

Elliott, who beneficially owned approximately 9.6% of our common stock on November 6, 2018, without giving effect to the rights offering, has agreed, pursuant to the Standby Purchase Agreement, to use commercially reasonable efforts to vote (or cause to be voted) the shares of our common stock owned by Elliott in favor of the resolutions approving the matters related to the rights offering at this Annual Meeting.

Regulatory Limitations

All rights issued to a stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority for the ownership or exercise of rights or the ownership of additional shares are null and void and may not be held or exercised by any such holder if, at such time, if applicable, such holder has not obtained such clearance or approval. We are not undertaking to advise stockholders of any such required clearance or approval or to pay any expenses incurred in seeking such clearance or approval.

We reserve the right to refuse to issue shares of our common stock to any stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority to own or control such shares if, at the time shares are to be issued upon payment therefor, such holder has not obtained such clearance or approval.

We will not offer or sell, or solicit any purchase of, shares in any state or other jurisdiction in which the rights offering is not permitted. We reserve the right to delay the commencement of the rights offering in certain states or other jurisdictions if necessary to comply with local laws. We may elect not to offer shares to residents of any state or other jurisdiction whose laws would require a change in the rights offering in order to carry out the rights offering in such state or jurisdiction.

Distribution Arrangement

Barclays Capital Inc. will act as the dealer manager for the rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement we intend to enter into, the dealer manager will solicit the exercise of basic subscription rights and participation in the over-subscription rights. We have agreed to pay the dealer manager certain fees for acting as dealer manager and to reimburse the dealer manager for certain fees and expenses incurred in connection with the rights offering. The dealer manager is not underwriting or placing any of the rights being issued in the rights offering and is not making any recommendation with respect to such rights (including with respect to the exercise or expiration of such rights).

Interests of Our Officers, Directors, and Principal Stockholders in the Rights Offering

As of November 6, 2018, Elliott beneficially owned approximately 9.6% of our common stock and all of our outstanding preferred stock. Two of our ten directors have been designated by Elliott, and Elliott will be entitled to appoint additional directors commensurate to its voting rights following consummation of the rights offering. We have entered into the Standby Purchase Agreement with Elliott, under which Elliott has agreed to exercise its basic subscription right in full and purchase from us, at the subscription price, unsubscribed shares of common stock such that gross proceeds of the rights offering will be $450 million. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. We will use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to January 31, 2019), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all of the Elliott Transaction Expenses, and to pay all of the Company Transaction Expenses. We expect to pay approximately $405 million in the aggregate to pay the dividends and redeem the preferred stock. We will use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $33.7 million, $31.3 million, $28.4 million, $23.8 million, and $17.9 million, respectively, if the rights offering closes by January 31, 2019. However, in order to comply with the covenant in our ABL Facility requiring us to retain $30 million in net cash proceeds from the rights offering and to use such proceeds for general corporate purposes, if a sufficient percentage of our stockholders other than Elliott exercise rights such that the proceeds remaining for general corporate purposes would fall below $30 million, Elliott has agreed in principle to waive, in connection with the redemption of its preferred stock, the payment of accrued and unpaid dividends in an amount sufficient to leave us with $30 million in net cash proceeds from the rights offering. In the event our stockholders do not exercise their rights in full, Elliott will increase its percentage ownership of our issued and outstanding common stock. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

In addition, a change in control under certain of our management compensation plans and agreements would require the accelerated vesting of all outstanding and unvested equity awards. In addition, if a change in control were to occur following the completion of the rights offering, certain members of management would be entitled to cash-based severance payments, health and welfare benefits, and bonus payments if such members of senior management are terminated without cause or for good reason (each as defined in their respective employment agreements) within 24 months following the change in control. However, our senior management and directors waived these change in control provisions for their outstanding equity awards and certain other benefits that may have been subject to acceleration as a result of a change in control of the company that could result upon consummation of the rights offering.

Shares of Common Stock Outstanding after the Rights Offering

If the rights offering is consummated, we will issue 900,000,000 shares of common stock and, based on the 38,515,600 shares of our common stock outstanding as of November 6, 2018, 938,515,600 shares of our common stock will be issued and outstanding following the rights offering, excluding any shares that may be issued pursuant to the exercise of 1,830,094 outstanding vested and unvested stock options and delivery of stock pursuant to RSUs as of November 6, 2018.

Effect of the Rights Offering on Our Incentive Plans

The Compensation Committee of our board of directors will determine, at the appropriate time, whether the issuance and sale of our common stock in the rights offering will result in an equitable adjustment to outstanding awards under our incentive plans, based upon, among other things, the market price of shares of our common stock for periods prior to and after the rights offering record date. In addition, if this transaction results in a change in control, it may trigger certain provisions in our management incentive plans that would accelerate the vesting of outstanding equity awards; however, we have obtained waivers from our senior management and directors with respect to these provisions.

Dilutive Effects of the Rights Offering

If a stockholder does not exercise any rights in the rights offering, the number of shares of our common stock that such stockholder will own will not change. However, because 900,000,000 shares of our common stock will be issued in the rights offering, if a stockholder does not exercise its rights under the basic subscription right in full, its percentage ownership will be materially diluted after the rights offering. If no stockholders exercise their basic subscription right in full, Elliott will own approximately 96% of our common stock pursuant to the backstop commitment. This assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal. Assuming 0%, 50%, and 100% of our stockholders exercise their basic subscription rights (and do not exercise their over-subscription rights), we expect Elliott would own approximately 96%, 48%, and 9.6%, respectively, of our common stock following the consummation of the rights offering pursuant to the backstop commitment, as described in greater detail below. This assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal.

Effects on the Backstop Purchaser’s Stock and Ownership

Assuming we receive the requisite stockholder approval of Proposal No. 8—Approval of the Standby Purchase Agreement Proposal, Elliott’s beneficial ownership of our common stock following the rights offering will be dependent upon the level of participation in the rights offering by the existing holders of our common stock other than Elliott. Set forth below, for illustrative purposes only, are four scenarios, as of November 6, 2018, that indicate the effect that the rights offering and related share issuance could have on Elliott’s relative interest following the rights offering. Each scenario assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and that Elliott does not buy any unexercised rights in the open market. All numbers are approximated for illustrative purposes only.

Scenario A. All rights are exercised on a pro rata basis by all of the stockholders to whom the rights were issued. Because all of the basic subscription rights are exercised, no shares are issuable pursuant to the over-subscription right and Elliott purchases only the shares of common stock that it receives by exercising its basic subscription right in full.

Scenario B. None of the holders (other than Elliott) exercise their rights, and Elliott through its backstop commitment under the Standby Purchase Agreement will acquire all of the shares offered in the rights offering.

Scenario C. Holders of half of the shares (not including shares held by Elliott) of our common stock exercise their basic subscription right (with such holders not exercising their over-subscription rights), and Elliott through its backstop commitment under the Standby Purchase Agreement will acquire the remaining shares offered in the rights offering.

Scenario D. Holders of half of the shares (not including shares held by Elliott) of our common stock exercise their basic subscription right and fully exercise their over-subscription rights, and Elliott through its backstop commitment will acquire the remaining shares pursuant to the backstop commitment under the Standby Purchase Agreement.

Scenario	Total Shares Offered	Shares Purchased by or Issued to Elliott	Gross Proceeds ($ million)	Elliott Voting%(1)
A	900,000,000	86,400,000	$450,000,000	9.6%
B	900,000,000	900,000,000	$450,000,000	96%
C	900,000,000	450,000,000	$450,000,000	48%
D	900,000,000	86,400,000	$450,000,000	9.6%

(1)	As of November 6, 2018, Elliott beneficially owned 3,690,055 shares of our common stock and 9.6% of the voting power of all of the shares of our capital stock.

PROPOSAL NO. 8

APPROVAL OF THE STANDBY PURCHASE AGREEMENT PROPOSAL

In connection with the rights offering, on November 8, 2018, we entered into the Standby Purchase Agreement with Elliott, which is attached to this Proxy Statement as Annex F. For further information regarding the rights offering and background on the rights offering, refer to the discussion in Proposal No. 7—Approval of the Rights Offering Proposal. The purpose of entering into the Standby Purchase Agreement is to ensure that the rights offering is fully subscribed and that we raise $450 million. If we did not enter into the Standby Purchase Agreement, we would not be able to guarantee that the rights offering, if consummated, would be fully subscribed and would raise sufficient capital to achieve the goals of the rights offering of (i) deleveraging our balance sheet and (ii) providing us with additional liquidity to fund operations. To be approved, this Standby Purchase Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal and, in addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott. For the requisite vote required for the other proposals in this Proxy Statement, please see About the Meeting—What vote is required to approve each proposal? See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

As of November 6, 2018, Elliott beneficially owned approximately 9.6% of our common stock and all of our outstanding preferred stock, and two of our ten directors have been designated by Elliott pursuant to its rights under the documents governing the issuance of our preferred stock. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement. As a holder of our common stock on the rights offering record date, Elliott has agreed under the Standby Purchase Agreement to exercise its basic subscription right in full, although Elliott is not entitled to subscribe for additional shares under the over-subscription right. Further, under the Standby Purchase Agreement, we have agreed to issue and sell to Elliott, and Elliott has agreed to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). The backstop commitment is subject to terms and conditions that we negotiated with Elliott, which are described herein. The description of the Standby Purchase Agreement described herein is qualified in its entirety by reference to the full text of the Standby Purchase Agreement, attached hereto as Annex F. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act.

Pursuant to the Standby Purchase Agreement, we will use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to January 31, 2019), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all of the Elliott Transaction Expenses, and to pay all of the Company Transaction Expenses. We expect to pay approximately $405 million in the aggregate to pay the dividends and redeem the preferred stock. We intend to use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $33.7 million, $31.3 million, $28.4 million, $23.8 million, and $17.9 million, respectively, if the rights offering closes by January 31, 2019. However, in order to comply with the covenant in our ABL Facility requiring us to retain $30 million in net cash proceeds from the rights offering and to use such proceeds for general corporate purposes, if a sufficient percentage of our stockholders other than Elliott exercise rights such that the proceeds remaining for general corporate purposes would fall below $30 million, Elliott has agreed in principle to waive, in connection with the redemption of its preferred stock, the payment of accrued and unpaid dividends in an amount sufficient to leave us with $30 million in net cash proceeds from the rights offering. In the event our stockholders do not exercise their rights in full, Elliott will increase its percentage ownership of our issued and outstanding common stock.

We are asking stockholders to approve the issuance and sale of our common stock to Elliott pursuant to the Standby Purchase Agreement because, depending on the number of unsubscribed shares of our common stock Elliott purchases in the rights offering pursuant to the backstop commitment, Elliott’s acquisition of our common stock may be deemed a change in control of our company. Neither our board of directors nor the special committee has made, nor will they make, any recommendation to stockholders regarding the exercise of rights under the rights offering. Section 312.03 of the NYSE Listed Company Manual requires us to obtain stockholder approval prior to issuing securities that will result in a change in control. This rule does not specifically define when a change in control of an issuer may be deemed to occur. However, guidance suggests that a change in control may be deemed to occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% of more of an issuer’s then outstanding capital stock. As of November 6, 2018, Elliott beneficially owned approximately 9.6% of our issued and outstanding common stock. Following consummation of the rights offering and the backstop commitment, Elliott may be deemed to beneficially own 20% or more of our issued and outstanding common stock if it is required to purchase a certain number of shares that are not subscribed for in the rights offering. Unless holders other than Elliott exercise rights for at least approximately 80% of the total number of shares of common stock offered in the rights offering, Elliott would own 20% of our outstanding common stock following the closing of the rights offering. In addition, unless holders other than Elliott exercise rights for at least approximately 49% of the total number of shares of common stock offered in the rights offering, Elliott would own a majority of our outstanding common stock following the closing of the rights offering. If no other holders exercise their rights, Elliott would own 96% of our outstanding common stock following the closing of the rights offering.

If Elliott owns more than 50% of our common stock following consummation of the rights offering, we will be a controlled company within the meaning of the NYSE listing standards. Under the NYSE listing standards, a controlled company may elect to not comply with certain NYSE corporate governance standards, including the requirements that (i) a majority of the board of directors consist of independent directors, (ii) it maintain a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, (iii) it maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (iv) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. If Elliott owns more than 50% of our common stock following the consummation of the rights offering, we may utilize any of these exemptions and others afforded to controlled companies. Consequently, stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance rules and requirements. Our status as a controlled company could make our common stock less attractive to some investors or otherwise harm our stock price.

See Proposal No. 7—Approval of the Rights Offering Proposal—The Rights Offering—Dilutive Effects of the Rights Offering and Proposal No. 7—Approval of the Rights Offering Proposal—The Rights Offering—Effects on the Backstop Purchaser’s Stock and Ownership for further information regarding the potentially dilutive effects of the rights offering and the potential effects of Elliott’s acquisition of our common stock pursuant to the backstop commitment.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” the approval of the Standby Purchase Agreement Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the Standby Purchase Agreement Proposal, and have abstained from all votes related to the Standby Purchase Agreement Proposal, and do not make any recommendation regarding the Standby Purchase Agreement Proposal.

Terms of the Standby Purchase Agreement

The Standby Purchase Agreement. We entered into the Standby Purchase Agreement with Elliott under which we agreed to issue and sell to Elliott, and Elliott agreed to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act.

The Closing. The obligations of the company and Elliott to consummate the transactions contemplated by the Standby Purchase Agreement are subject to the satisfaction prior to the closing of the rights offering of each of the following conditions (the “joint conditions”) (which may be waived in whole or in part by the company or Elliott in their sole discretion): (i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto; (ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement in all material respects without the waiver of any condition thereto; (iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the transactions contemplated by the Standby Purchase Agreement, including the rights offering shall have been made or received; (iv) all terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act or any other competition law or regulations shall have occurred; (v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering; (vi) we shall have received requisite stockholder approval of (a) the Authorized Share Increase Proposal (Proposal No. 6), (b) the Rights Offering Proposal (Proposal No. 7), (c) this Standby Purchase Agreement Proposal (Proposal No. 8), (d) the Written Consent Proposal (Proposal No. 9), (e) the Special Meeting Proposal (Proposal No. 10), (f) the Director Removal Proposal (Proposal No. 11), (g) the Certificate of Incorporation Amendment Proposal (Proposal No. 12), (h) the Bylaw Amendment Proposal (Proposal No. 13), (i) the Forum Selection Proposal (Proposal No. 14), (j) the Section 203 Opt-Out Proposal (Proposal No. 15), and (k) the Business Opportunity Proposal (Proposal No. 16); (vii) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance; provided, however, that this condition shall not apply in the event the company’s common stock ceases to be listed and traded on the NYSE on or prior to the closing; and (viii) there are no restrictions on the company’s ability to redeem all outstanding shares of the company’s preferred stock in accordance with the terms of the Standby Purchase Agreement.

In addition to the joint conditions, our obligation to issue and sell to Elliott all shares of our common stock offered in the rights offering that remain unsubscribed at the end of the subscription period will be subject to the satisfaction prior to the closing of the rights offering of each of the following conditions (which may not be waived, in whole or in part, without the prior written consent of Elliott): (i) the representations and warranties of Elliott made in the Standby Purchase Agreement shall be true and correct in all material respects; and (ii) Elliott shall have performed and complied in all material respects with all covenants and agreements contained in the Standby Purchase Agreement and in any other Transaction Agreement (as defined in the Standby Purchase Agreement).

In addition to the joint conditions, Elliott’s obligation to purchase all of our unsubscribed shares of common stock in the rights offering will be subject to the satisfaction prior to the closing of the rights offering of each of the following conditions (which may be waived in whole or in part by Elliott in its sole discretion): (i) we shall have received a waiver by the lenders of the necessary provisions under our ABL Facility to avoid the mandatory use of proceeds received in the rights offering to prepay the principal outstanding under the ABL Facility and to waive any event of default that may be deemed to have occurred as a result of the consummation of the rights offering and the issuance of the common stock pursuant to the backstop commitment; (ii) the company shall have executed and delivered to Elliott the amended and restated registration rights agreement; (iii) the company shall have executed and delivered to Elliott the amended and restated stockholders’ agreement; (iv) the representations and warranties of the company made in the Standby Purchase Agreement shall be true and correct in all material respects; (v) the company shall have performed and complied in all material respects with all covenants and agreements contained in the Standby Purchase Agreement and in any other Transaction Agreement (as defined in the Standby Purchase Agreement); and (vi) following receipt of the requisite stockholder vote, we shall have taken all necessary and required corporate action to adopt and shall have implemented (a) the Written Consent Proposal (Proposal No. 9), (b) the Special Meeting Proposal (Proposal No. 10), (c) the Director Removal Proposal (Proposal No. 11), (d) the Certificate of Incorporation Amendment Proposal (Proposal No. 12), (e) the Bylaw Amendment Proposal (Proposal No. 13), (f) the Forum Selection Proposal (Proposal No. 14), (g) the Section 203 Opt-Out Proposal (Proposal No. 15), and (h) the Business Opportunity Proposal (Proposal No. 16).

In addition to the foregoing conditions to consummate the purchase and sale of all unsubscribed shares of the company’s common stock in the rights offering, our obligation to consummate the rights offering will be subject to the satisfaction prior to the closing of the rights offering of each of the following conditions (which may be waived in whole or in part by the company with the consent of Elliott): (i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto; (ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement in all material respects; (iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the rights offering shall have been made or received in accordance with this Proxy Statement; (iv) all terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act or any other competition laws or regulations shall have occurred; (v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering; (vi) we shall have received requisite stockholder approval of (a) the Authorized Share Increase Proposal (Proposal No. 6), (b) the Rights Offering Proposal (Proposal No. 7), (c) this Standby Purchase Agreement Proposal (Proposal No. 8), (d) the Written Consent Proposal (Proposal No. 9), (e) the Special Meeting Proposal (Proposal No. 10), (f) the Director Removal Proposal (Proposal No. 11), (g) the Certificate of Incorporation Amendment Proposal (Proposal No. 12), (h) the Bylaw Amendment Proposal (Proposal No. 13), (i) the Forum Selection Proposal (Proposal No. 14), (j) the Section 203 Opt-Out Proposal (Proposal No. 15), and (k) the Business Opportunity Proposal (Proposal No. 16); (vii) we shall have received a waiver by the lenders of the necessary provisions under our ABL Facility to avoid the mandatory use of proceeds received in the rights offering to prepay the principal outstanding under the ABL Facility and to waive any event of default that may be deemed to have occurred as a result of the consummation of the rights offering and the issuance of the common stock pursuant to the backstop commitment; (viii) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance; provided, however, that this condition shall not apply in the event the company’s common stock ceases to be listed and traded on the NYSE on or prior to the closing; and (ix) the concurrent closing of the purchase of shares of our common stock by Elliott of the unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement such that the gross proceeds from the rights offering and the backstop commitment aggregate to $450 million.

If required, the Company and Elliott will file a Premerger Notification and Report Form under the HSR Act with the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice in connection with Elliott’s acquisition of common stock in the rights offering.

Termination. The Standby Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the closing of the rights offering and the backstop commitment:

•	by mutual written agreement of Elliott and us;

•

by either the company or Elliott, if the transactions contemplated by the Standby Purchase Agreement do not close by January 31, 2019; provided, however, that the right to terminate the Standby Purchase Agreement is not available to any party whose failure to comply with any provision of the Standby Purchase Agreement is the cause of, or resulted in, the failure of the closing to occur on or prior to such date;

•

by the Company, (i) if there has been a breach of any covenant or a breach of any representation or warranty of Elliott, which breach would cause the failure of Elliott to satisfy any of its conditions, provided that any such breach of a covenant or representation or warranty is not reasonably capable of cure on or prior to January 31, 2019; or (ii) upon the occurrence of any event that results in a failure to satisfy any of the joint conditions, which failure is not reasonably capable of cure on or prior to January 31, 2019; provided that all determinations made for the company prior to the closing of the rights offering with respect to this section shall be made by the Special Committee;

•

by Elliott, (i) if there has been a breach of any covenant or a breach of any representation or warranty of the company, which breach would cause the failure of the company to satisfy any of its conditions, provided that any such breach of a covenant or representation or warranty is not reasonably capable of cure on or prior to January 31, 2019; or (ii) upon the occurrence of any event that results in a failure to satisfy any of the joint conditions, which failure is not reasonably capable of cure on or prior to January 31, 2019.

The Standby Purchase Agreement includes a customary fiduciary out provision that will allow us to terminate the rights offering at any time prior to the commencement of the subscription period. The Standby Purchase Agreement will not prevent us from cancelling, terminating, amending, or extending the rights offering prior to the commencement of the subscription period. However, once the subscription period is commenced, any such cancellation, termination, or amendment will require the prior consent of Elliott, except for an extension of the subscription period by not more than 10 days, unless the Standby Purchase Agreement is terminated. Any decision to cancel, terminate, amend or extend the rights offering will be made by the company.

Backstop Fee. Pursuant to the Standby Purchase Agreement, there will be no backstop commitment fee payable to Elliott in connection with the rights offering; however, we have agreed to reimburse Elliott for all out of pocket costs and expenses incurred by Elliott in connection with the rights offering, the backstop commitment, and the transactions contemplated thereby, including fees for legal counsel to Elliott.

Indemnification. Pursuant to the Standby Purchase Agreement, we have agreed to indemnify Elliott and its affiliates and their respective officers, directors, members, partners, employees, agents, and controlling persons for losses arising out of circumstances existing on or prior to the closing date of the rights offering to which an indemnified party becomes subject arising out of a claim instituted by a third party with respect to the rights offering (other than with respect to losses due to statements or omissions made in reliance on information provided to us in writing by Elliott for use herein or breaches of the Standby Purchase Agreement).

No Transfer. Elliott has agreed that, during the subscription period, it will not, without the prior written consent of the special committee, sell, assign, transfer, convey, or otherwise dispose of any rights that have been distributed to Elliott. In addition, until the earlier to occur of the closing of the rights offering or the termination of the Standby Purchase Agreement, Elliott will not, without the prior written consent of the special committee, transfer any shares of common stock held, directly or indirectly, by Elliott.

Registration Rights Agreement. We have previously entered into a registration rights agreement with Elliott to provide certain customary demand and piggyback registration rights to Elliott with respect to the shares of common stock owned by Elliott. We have negotiated and expect to enter into an amended and restated registration rights agreement with Elliott to provide Elliott with unlimited Form S-1 registration rights in connection with the Standby Purchase Agreement. Executing and delivering such amended and restated registration rights agreement is a condition to Elliott’s obligation to provide the backstop commitment.

Stockholders’ Agreement. We have previously entered into a stockholders’ agreement with Elliott, which will terminate if we consummate the rights offering and redeem the outstanding preferred stock. We have negotiated and expect to enter into a new stockholders’ agreement with Elliott to, among other things, provide Elliott with, among other things, certain board representation rights and access to financial information. Executing and delivering such stockholders’ agreement is a condition to Elliott’s obligation to provide the backstop commitment.

Rights. Elliott has agreed to exercise its basic subscription right in full pursuant to the Standby Purchase Agreement.

We have obtained the commitment of Elliott under the Standby Purchase Agreement to ensure that, subject to the consummation of the rights offering, we would receive aggregate gross proceeds from the rights offering, after giving effect to the backstop commitment, of $450 million.

PROPOSAL NO. 9

APPROVAL OF THE WRITTEN CONSENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Written Consent Proposal to permit stockholder action by written consent, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Written Consent Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not permit stockholder action by written consent. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide our stockholders with the ability to take action by written consent is attached as Annex G to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Written Consent Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Written Consent Proposal because they believe this Written Consent Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Written Consent Proposal to permit stockholder action by written consent. Messrs. Kittle and Dobak have not participated in any discussions regarding this Written Consent Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Written Consent Proposal.

PROPOSAL NO. 10

APPROVAL OF THE SPECIAL MEETING PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Special Meeting Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Special Meeting Proposal to permit a majority of our stockholders to request that the company call a special meeting, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Written Consent Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not permit stockholders to request that the company call a special meeting of stockholders. Currently, only the chairman of the board of directors or the board of directors may call a special meeting of stockholders. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide a majority of our stockholders with the ability to request that the company call a special meeting is attached as Annex H to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Special Meeting Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Special Meeting Proposal because they believe this Special Meeting Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Special Meeting Proposal to permit a majority of our stockholders to request that the company call a special meeting. Messrs. Kittle and Dobak have not participated in any discussions regarding this Special Meeting Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Special Meeting Proposal.

PROPOSAL NO. 11

APPROVAL OF THE DIRECTOR REMOVAL PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Director Removal Proposal to permit a majority of our stockholders to remove directors with or without cause, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Director Removal Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that directors may only be removed for cause and by a vote of stockholders holding at least 66 2/3% of our common stock. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide a majority of our stockholders to remove director with or without cause is attached as Annex I to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Director Removal Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Director Removal Proposal because they believe this Director Removal Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Director Removal Proposal to permit a majority of our stockholders to remove a director with or without cause. Messrs. Kittle and Dobak have not participated in any discussions regarding this Director Removal Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Director Removal Proposal.

PROPOSAL NO. 12

APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Certificate of Incorporation Amendment Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Certificate of Amendment Proposal to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Certificate of Incorporation Amendment Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that certain provisions of the Amended and Restated Certificate of Incorporation may only be amended or repealed with the affirmative vote of the stockholders holding 80% of our common stock, unless such amendment or repeal is declared advisable by our board of directors by the affirmative vote of at least 75% of the entire board of directors, notwithstanding the fact that a lesser percentage may be specified by the Delaware General Corporation Law (“DGCL”). The form of proposed amendment to our Amended and Restated Certificate of Incorporation to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof is attached as Annex J to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Certificate of Incorporation Amendment Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Certificate of Incorporation Amendment Proposal because they believe this Certificate of Incorporation Amendment Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Certificate of Incorporation Amendment Proposal to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof. Messrs. Kittle and Dobak have not participated in any discussions regarding this Certificate of Incorporation Amendment Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Certificate of Incorporation Amendment Proposal.

PROPOSAL NO. 13

APPROVAL OF THE BYLAW AMENDMENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Bylaw Amendment Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Bylaw Amendment Proposal to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Bylaw Amendment Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that the Second Amended and Restated Bylaws may only be amended or repealed with the affirmative vote of the stockholders holding 66 2/3% of our common stock. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof is attached as Annex K to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Bylaw Amendment Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Bylaw Amendment Proposal because they believe this Bylaw Amendment Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Bylaw Amendment Proposal to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof. Messrs. Kittle and Dobak have not participated in any discussions regarding this Bylaw Amendment Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Bylaw Amendment Proposal.

PROPOSAL NO. 14

APPROVAL OF THE FORUM SELECTION PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Forum Selection Proposal to designate the courts in the state of Delaware as the exclusive forum for all legal actions unless otherwise consented to by the company, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. This designation would apply, but not be limited to, the following: (i) any derivative action or proceeding brought on behalf of the company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the company to the company or the company’s stockholders, or (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Amended and Restated Articles of Incorporation, or the Second Amended and Restated Bylaws.

The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Forum Selection Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not have a provision regarding forum selection. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum of legal actions is attached as Annex L to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Forum Selection Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Forum Selection Proposal because they believe this Forum Selection Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Forum Selection Proposal to designate the courts in the state of Delaware as the exclusive forum for all legal actions unless otherwise consented to by the company. Messrs. Kittle and Dobak have not participated in any discussions regarding this Forum Selection Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Forum Selection Proposal.

PROPOSAL NO. 15

APPROVAL OF THE SECTION 203 OPT-OUT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Section 203 Opt-Out Proposal which would amend our Amended and Restated Certificate of Incorporation to expressly opt-out of Section 203 of the Delaware General Corporation Law, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. Section 203 of the DGCL is an anti-takeover provision that applies to Delaware corporations that either have shares of voting stock listed on a national securities exchange or have more than 2,000 record holders of voting stock.

Section 203 generally provides that any person or entity who acquires 15% or more in voting power of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in a wide range of transactions (referred to as “business combinations”) with the corporation for a period of three years following the date the person became an interested stockholder, subject to certain exceptions. The exceptions are (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% in voting power of the corporation’s voting stock outstanding at the time the transaction commenced (excluding certain shares), or (iii) the business combination is approved by the board of directors and authorized, at a shareholder meeting and not by written consent, by the affirmative vote of at least 66 2/3% in voting power of the outstanding voting stock not owned by the interested stockholder. Under Section 203 of the DGCL, a corporation can elect not to be subject to Section 203 if the corporation inserts a provision to that effect in its certificate of incorporation or if the stockholders of the corporation insert a provision to that effect in the bylaws of the corporation.

The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Section 203 Opt-Out Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not explicitly opt-out of Section 203 of the Delaware General Corporation Law. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to expressly opt-out of Section 203 of the DGCL is attached as Annex M to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Section 203 Opt-Out Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Section 203 Opt-Out Proposal because they believe this Section 203 Opt-Out Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement

Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Section 203 Opt-Out Proposal to opt-out of Section 203 of the General Delaware Corporation Law. Messrs. Kittle and Dobak have not participated in any discussions regarding this Section 203 Opt-Out Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Section 203 Opt-Out Proposal.

PROPOSAL NO. 16

APPROVAL OF THE BUSINESS OPPORTUNITY PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), Elliott’s obligations under the Standby Purchase Agreement are subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Business Opportunity Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Business Opportunity Proposal to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. We have the authority to seek approval of and implement this Business Opportunity Proposal pursuant to Title 8, Section 122 of the DGCL, which permits every corporation incorporated under the laws of the State of Delaware to renounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The board of directors will adopt a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Business Opportunity Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not renounce our interest or expectancy in, or being offered an opportunity to participate in, any business opportunity. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees, is attached as Annex N to this Proxy Statement. For informational purposes only, attached as Annex D to this Proxy Statement is a document setting forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments to the company’s Amended and Restated Certificate of Incorporation are approved by the stockholders. The document set forth in Annex D will not be filed with the Secretary of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation. Elliott’s obligation to provide the backstop commitment is conditioned on the approval of this Business Opportunity Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Business Opportunity Proposal because they believe this Business Opportunity Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Business Opportunity Proposal to permit a majority of our stockholders to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees. Messrs. Kittle and Dobak have not participated in any discussions regarding this Business Opportunity Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Business Opportunity Proposal.

PROPOSAL NO. 17

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee is responsible for the appointment of our independent registered public accounting firm. Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements and our internal control over financial reporting for the year ending December 31, 2018. Deloitte has served as our independent auditors since 2005. The services provided to us by Deloitte, along with the corresponding fees for 2017 and 2016, are described below.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required. We are doing so because we believe it is a sound corporate governance practice. If our stockholders do not ratify the selection, our audit committee will consider whether or not to retain Deloitte, but may still retain them.

We anticipate that representatives of Deloitte will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Our board of directors unanimously recommends that you vote “FOR” the ratification of Deloitte as our independent registered public accounting firm for the year ending December 31, 2018.

Independent Registered Public Accounting Firm Fees

The following is a summary of fees for audit and other professional services performed by Deloitte during the fiscal years ended December 31, 2017 and 2016:

	2017(1)	2016
Audit fees	$5,479,442	$1,800,000
Audit-related fees	225,000	23,700
Tax fees	1,109,364	548,126

Total	$6,813,806	$2,371,826

(1)	2017 fees reported include additional audit fees, audit-related services and tax fees related to the restatement of prior periods that concluded in January 2018.

Audit Fees

This category includes fees for the audit of our annual consolidated financial statements, for reviews of our quarterly financial statements, and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. For 2017, audit fees consisted of additional fees associated with the restatement of prior periods that did not conclude until January 2018.

Audit-Related Fees

This category consists of fees for assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included under “Audit Fees” above. For 2017, audit related fees consisted primarily of advisory services in connection with Unitrans standalone audit procedures. For 2016, audit related fees consisted of advisory services in connection with an SEC comment letter received.

Tax Fees

This category consists of tax services provided by the independent registered public accounting firm with respect to tax compliance, tax advice, and tax planning. For 2017, tax fees consisted of costs associated with additional consulting projects and the filing of amended returns due to the restatement of prior periods.

All Other Fees

This category consists of fees paid for products and services that would not otherwise be included in any of the categories listed above. There were no such fees during the fiscal years ended December 31, 2017 and 2016.

Pre-Approval Policies and Procedures for Independent Registered Public Accounting Firm Fees

As set forth in its charter, the audit committee is responsible for pre-approving all audit, audit related, tax, and other services to be performed by the independent registered public accounting firm. Any pre-approved services that involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the audit committee. Unless otherwise specified by the audit committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The audit committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm. The audit committee may delegate to the audit committee chair or any one or more members of the audit committee the authority to grant pre-approvals of permissible audit and non-audit services, provided that such pre-approvals by a member who has exercised such delegation must be reported to the full audit committee at the next scheduled meeting. All of the audit services provided by Deloitte described in the table above for 2017 were approved by our audit committee pursuant to our audit committee’s pre-approval policies.

PROPOSAL NO. 18

APPROVAL OF THE MEETING ADJOURNMENT PROPOSAL

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable the board of directors to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Meeting Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our board of directors recommends that you vote “FOR” this Meeting Adjournment Proposal to authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our board of directors has appointed an audit committee consisting of three independent directors. All members of our audit committee are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. All members of our audit committee have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in each individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibility. Our board of directors has determined that Messrs. Murray, Kennedy, and Urkiel are independent directors, as defined by Section 303A of the NYSE Listed Company Manual, and that Mr. Murray, chairman, qualifies as an “audit committee financial expert.”

The primary responsibility of our audit committee is to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overseeing the financial reports and other financial information provided by us to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our systems of internal accounting and financial controls; and the annual independent audit of our consolidated financial statements.

Management has the responsibility for our consolidated financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm engaged to conduct the audit of our 2017 financial statements, Deloitte & Touche LLP, is responsible for auditing our consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, our audit committee reviewed and discussed our consolidated audited financial statements with management and the independent registered public accounting firm. Our audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 16, Communication with Audit Committees. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with our audit committee under generally accepted auditing standards. In addition, our audit committee received from the independent registered public accounting firm written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s independence. Our audit committee also discussed with the independent registered public accounting firm their independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accounting firm. Our audit committee has concluded that Deloitte & Touche LLP is independent from our company and management.

Our audit committee discussed with the independent registered public accounting firm the overall scope and plans for their audits. Our audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our company, the internal controls, and the overall quality of our financial reporting. Our audit committee held 48 meetings during the fiscal year ended December 31, 2017.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors, and our board of directors approved, that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Our board of directors has adopted a written charter for our audit committee that reflects, among other things, requirements of the Sarbanes-Oxley Act of 2002, rules adopted by the SEC, and rules of the NYSE.

This report has been furnished by our audit committee to our board of directors.

Brian C. Murray, Chairman

John G. Kennedy, III

William S. Urkiel

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as set forth below, there were no transactions or series of similar transactions since January 1, 2017 to which we were or are a party that involved an amount exceeding $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Management and Consulting Agreement

Upon consummation of our May 2010 initial public offering, we entered into an advisory agreement with HCI Equity Management, L.P. (“HCI,” formerly Thayer | Hidden Creek Management, L.P.), which advisory agreement was amended and restated on September 12, 2011, pursuant to which HCI provided advisory services to us. These services included identification, support, negotiation, and analysis of acquisitions and dispositions and support, negotiation, and analysis of financing alternatives. In exchange for such services, HCI was reimbursed for its expenses and could be paid a transaction fee in connection with the consummation of each acquisition or divestiture by us or our subsidiaries, excluding certain specified transactions, and in connection with any public or private debt offering by us or our subsidiaries negotiated by HCI. The amount of any such fee was determined through good faith negotiations between our board of directors and HCI. On May 2, 2017, we and HCI entered into a termination agreement, pursuant to which we and HCI agreed to terminate the advisory agreement.

Preferred Stock Investment Agreement

On May 1, 2017, we entered into the Investment Agreement with Elliott, pursuant to which we issued and sold to Elliott, for an aggregate purchase price of $540,500,100, (a) 155,000 shares of a Series B Preferred Stock at a purchase price of $1,000 per share; (b) 55,000 shares of Series C Preferred Stock at a purchase price of $1,000 per share; (c) 100 shares of Series D Preferred Stock at a purchase price of $1.00 per share; (d) 90,000 shares of Series E Preferred Stock at a purchase price of $1,000 per share; and (e) 240,500 shares of Series F Preferred Stock at a purchase price of $1,000 per share. We consummated the transactions described above on May 2, 2017. The proceeds of the sale of the Preferred Stock were used to pay off and terminate our senior credit facility and to provide working capital to support our operations and future growth.

We made certain customary representations and warranties in the Investment Agreement and agreed to certain covenants, including agreeing to use reasonable best efforts to enter into, within 90 days following the closing date, an asset based lending facility (the “New ABL Facility”) (the earlier of (i) the date of such entry and (ii) the expiration of such 90-day period, the “Refinancing Date”). We agreed to use the proceeds from the New ABL Facility, if any, to redeem the outstanding shares of Series F Preferred Stock and, if and to the extent sufficient proceeds were available, shares of Series E Preferred Stock. From the closing date until the Refinancing Date, we agreed to pay Elliott a daily payment in an amount equal to $33,333.33 per calendar day (which amount accrued daily and was payable monthly in arrears). On July 21, 2017, we entered into the ABL Facility (which was deemed to be the “New ABL Facility” under the Investment Agreement) and used the initial proceeds from the ABL Facility for working capital purposes and to redeem all of the outstanding shares of the Series F Preferred Stock issued to Elliott.

On September 15, 2017, we closed the sale of Unitrans, Inc. for cash consideration of $95,000,000. We used a portion of the proceeds from the sale to redeem 52,500 shares of Series E Preferred Stock issued to Elliott.

Series E-1 Preferred Stock Investment Agreement

On March 1, 2018, we entered into the Series E-1 Preferred Stock Investment Agreement (the “Series E-1 Investment Agreement”) with Elliott, pursuant to which we have agreed to issue and sell to Elliott, and Elliott has agreed to purchase from us, on the terms and subject to the conditions set forth in the Series E-1 Investment

Agreement, from time to time until July 30, 2018 (the “Termination Date”), an aggregate of up to 54,750 shares of a newly created class of preferred stock designated as Series E-1 Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series E-1 Preferred Stock”), at a purchase price of $1,000 per share for the first 17,500 shares of Series E-1 Preferred Stock, $960 per share for the next 18,228 shares of Series E-1 Preferred Stock, and $920 per share for the final 19,022 shares of Series E-1 Preferred Stock. On March 1, 2018, the parties held an initial closing pursuant to which we issued and sold to Elliott 17,500 shares of Series E-1 Preferred Stock for an aggregate purchase price of $17.5 million. On April 24, 2018, the parties held a closing pursuant to the Series E-1 Investment Agreement, pursuant to which we issued and sold to Elliott 18,228 shares of Series E-1 Preferred Stock for an aggregate purchase price of approximately $17.5 million. On August 3, 2018, we and Elliott entered into Amendment No. 1 to the Investment Agreement and Termination of Equity Commitment Letter, which, among other things, extended the Termination Date from July 30, 2018 to November 30, 2018 for the remaining 19,022 shares available to issue and sell to Elliott for $17.5 million.

Warrant Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we and Elliott entered into a Warrant Agreement, pursuant to which we issued to Elliott eight-year warrants to purchase an aggregate of 379,572 shares of our common stock at an exercise price of $0.01 per share.

Stockholders’ Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we and Elliott entered into the Stockholders’ Agreement, pursuant to which Elliott was granted certain preemptive rights and other rights. Subject to customary exceptions, each Eligible Elliott Party (as defined in the Stockholders’ Agreement) shall have the right to purchase their pro rata percentage of subsequent issuances of equity securities offered by us in any non-public offering. In connection with the issuance of Series E-1 Preferred Stock pursuant to the Series E-1 Investment Agreement, we and Elliott entered into an Amendment No. 1 to Stockholders’ Agreement, pursuant to which the parties amended certain terms of the Stockholders’ Agreement. In connection with the Rights Offering Transactions, we expect the existing Stockholders’ Agreement will terminate in accordance with its terms and we will enter into a new stockholders’ agreement with Elliott, pursuant to which Elliott will be granted certain governance and other rights.

Registration Rights Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we, Elliott, and investment funds affiliated with HCI entered into the Registration Rights Agreement, pursuant to which we granted certain demand and piggyback registration rights. In connection with the Rights Offering Transactions, we expect to enter into an amendment to the Registration Rights Agreement with to provide Elliott and HCI with additional registration rights.

Standby Purchase Agreement

We entered into the Standby Purchase Agreement with Elliott on November 8, 2018, under which we have agreed to issue and sell to Elliott, and Elliott has agreed to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal.

2017 ANNUAL REPORT ON FORM 10-K

We have mailed with this Proxy Statement a copy of our Annual Report on Form 10-K and it is also available on our website at www.rrts.com. Our Annual Report on Form 10-K contains financial and other information about our company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. If a stockholder requires an additional copy of our Annual Report on Form 10-K, we will provide one, without charge, on the written request of any such stockholder addressed to our secretary at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

STOCKHOLDER PROPOSALS FOR OUR 2019 ANNUAL MEETING

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for the 2019 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be submitted in writing by notice delivered to our secretary at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515. Any such proposal must be received at least 120 days before the anniversary of the prior year’s proxy statement (by July 12, 2019), unless the date of our 2019 annual meeting is changed by more than 30 days from December 19, 2019, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

In addition, our Second Amended and Restated Bylaws establish certain requirements for proposals a stockholder wishes to make from the floor of the 2019 annual meeting of stockholders. If the proposal is for a matter other than the nomination of a director for election at the meeting, the proposal must be written and delivered to our secretary at the address set forth above between July 22, 2019 and August 21, 2019, which is 150 to 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than 150 days prior to such annual meeting and not later than the later of (a) 120 days prior to such annual meeting or (b) ten days following the day on which public announcement of the date of such meeting is first made by our company. Our bylaws provide that a stockholder’s notice of a proposal of business must set forth certain information relating to the proposed business desired to be brought before the meeting and the proposal itself, and information relating to the stockholder making the proposal.

If the proposal is for the nomination of a director for election at the meeting, the nomination must be delivered to our secretary at the address listed above between July 22, 2019 and August 21, 2019, which is 150 to 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than 150 days prior to such annual meeting and not later than the later of (a) 120 days prior to such annual meeting or (b) ten days following the day on which we make the first public announcement of the date of such meeting. However, in the event that the number of directors to be elected to our board of directors at an annual meeting of stockholders is increased and there is no public announcement by us naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the preceding year’s annual meeting, the stockholder’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to our secretary at the address listed above not later than ten days following the day on which we first make a public announcement of additional directorships. Our bylaws set forth specific information that must be provided to our secretary in connection with the nomination of a director for election at the annual meeting.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no matter that will be presented for consideration at the Annual Meeting other than the election of directors, the approval, on an advisory basis, of the compensation of our named executive officers, the frequency of future stockholder advisory votes on the compensation of our named executive officers, the approval and adoption of our 2018 Incentive Compensation Plan, the Rights Offering Proposal, the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, and the ratification of our independent registered public accounting firm. If, however, any other matter should properly come before the Annual Meeting for action by stockholders, the persons named as proxy holders will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors,

Downers Grove, Illinois	Michael L. Gettle
November 13, 2018	Secretary

ANNEX A

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

1.	Purpose	A-3
2.	Definitions	A-3
3.	Administration.	A-8
4.	Shares Subject to Plan.	A-8
5.	Eligibility	A-10
6.	Specific Terms of Awards.	A-10
7.	Certain Provisions Applicable to Awards.	A-15
8.	Change in Control.	A-17
9.	General Provisions.	A-19

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2018 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Roadrunner Transportation Systems, Inc., a Delaware corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Business Combination” has the meaning set forth in Section 8(b)(iii) hereof.

(g) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(h) “Change in Control” has the meaning set forth in Section 8(b) hereof.

(i) “Clawback Policy” has the meaning set forth in Section 9(g) hereof.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two (2) directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(l) “Company” means Roadrunner Transportation Systems, Inc., a Delaware corporation, and any successor thereto.

(m) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(n) “Continuing Entity” has the meaning set forth in Section 8(b)(iii) hereof.

(o) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(p) “Controlling Interest” has the meaning set forth in Section 8(b)(i) hereof.

(q) “Director” means a member of the Board or the board of directors of any Related Entity.

(r) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be November 7, 2018.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the

Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq Small Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(y) “Freestanding Stock Appreciation Right” has the meaning set forth in Section 6(c) hereof.

(z) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iii) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within one hundred eighty (180) days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, the Participant provides the

Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition with ninety (90) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of notice.

(aa) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(bb) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(cc) “Incumbent Board” has the meaning set forth in Section 8(b)(ii) hereof.

(dd) “Listing Market” means the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(ee) “Major Subsidiaries” has the meaning set forth in Section 8(b)(iii) hereof.

(ff) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(gg) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(hh) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ii) “Outstanding Company Voting Securities” has the meaning set forth in Section 8(b)(i) hereof.

(jj) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(kk) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ll) “Performance Award” means any Award granted pursuant to Section 6(h) hereof.

(mm) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(nn) “Permitted Assignee” has the meaning set forth in Section 9(b) hereof.

(oo) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(pp) “Prior Plan” means the Roadrunner Transportation Systems, Inc. 2010 Incentive Compensation Plan.

(qq) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a

Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(rr) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ss) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(tt) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(uu) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(vv) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(ww) “Rights Offering” means any public offering of Shares solely to the Company’s stockholders, and shall include any unsubscribed Shares issued pursuant to any standby/backup purchase agreement executed in connection with the offering.

(xx) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(yy) “Section 409A Plan” has the meaning set forth in Section 7(e)(i) hereof.

(zz) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(aaa) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(bbb) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(ccc) “Stockholder Approval Date” means the date on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act and applicable requirements under the rules of the Listing Market.

(ddd) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of fifty percent (50%) or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive fifty percent (50%) or more of the distribution of profits or fifty percent (50%) or more of the assets on liquidation or dissolution.

(eee) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

(fff) “Tandem Stock Appreciation Right” has the meaning set forth in Section 6(c) hereof.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan. Any such delegations shall be set forth in a written instrument that specifies the persons authorized to act thereunder and the terms and limitations of such authority, which writing shall be delivered to the Company’s Chief Financial Officer, Principal Accounting Officer and General Counsel before any authority may be exercised.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 3,000,000, increased by 7.5% of any Shares issued by the Company pursuant to any Rights Offering by the Company after the Stockholder Approval Date and prior to the date on which the Plan terminates. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award, or after the Stockholder Approval Date, Shares subject to any awards granted under the Prior Plan, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or after Stockholder Approval Date, Shares subject to any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award under the Prior Plan, the Shares to which those Awards or awards under the Prior Plan were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii) In the event that any Option or other Award granted under this Plan, or after the Stockholder Approval Date, any award granted under the Prior Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award, or after the Stockholder Approval Date, any award granted under the Prior Plan, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 1,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $75,000 in the aggregate.

(d) No Further Awards under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Stockholder Approval Date.

5. Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 9(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date the Incentive Stock Option is granted or one (1) year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Sections 9(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided, that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided, that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred (with or without interest as determined by the Committee in its sole discretion) with respect to such Restricted Stock Unit Award and the amount or value thereof may be automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within thirty (30) days after the grant date of the Restricted Stock Unit Award, but in no event later than twelve (12) months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 8 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

(j) Certain Vesting Requirements and Limitations on Waiver of Forfeiture Restrictions. Except for certain limited situations (including death, disability, retirement, a Change in Control referred to in Section 8, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, Substitute Awards or grants to Directors):

(i) Restricted Stock Awards, Restricted Stock Unit Awards, and Other Stock-Based Awards (A) that are not subject to performance-based vesting requirements shall vest over a period of not less than one (1) year from date of grant (but permitting pro-rata vesting over such time); and (B) that are subject to performance-based vesting requirements shall vest over a period of not less than one (1) year; and

(ii) The Committee shall not waive the vesting requirements set forth in the foregoing clause (i).

The limitations set forth in this Section 6(j) shall not apply with respect to up to ninety-five percent (95%) of the maximum number of Shares available for delivery under the Plan (subject to adjustment as provided in Section 9(c) hereof).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Sections 6(j) and 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) hereof Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six (6) months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change in Control.

(a) Effect of “Change in Control”. If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 8(a)(iv) hereof, upon a Change in Control:

(i) any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof;

(ii) any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof;

(iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals as of the date of the Change in Control and/or the time elapsed in the Performance Period as of the Change in Control Date or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a); and

(iv) except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof.

(b) Definition of “Change in Control”. Unless otherwise specified in any Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) the acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below;

(ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than fifty percent (50%) of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities, (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a “Permitted Assignee” shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or stockholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 hereof relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Award Agreements. Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books or is otherwise reflected as a stockholder on the books and records of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company or is otherwise reflected as a stockholder on the books and records of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within twelve (12) months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under the Plan, (ii) termination of this Plan by the Board, or (iii) the tenth (10th) anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(o) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(p) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

ANNEX B

CERTIFICATE OF AMENDMENT FOR REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Section 1 under Article IV and replacing such paragraph with the following two paragraphs:

“1.

Authorized Stock. The Corporation shall have authority to issue a total of [ANY NUMBER BETWEEN [●] AND [●]][1]shares of capital stock, consisting of (i) [ANY NUMBER BETWEEN [●] AND [●]]shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) fifteen million five thousand (15,005,000) shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which five thousand (5,000) shares are designated as Series A Redeemable Preferred Stock (the “Series A Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation, each [ANY NUMBER BETWEEN [●] AND [●]]2 shares of Common Stock either issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time shall, automatically and without any further action by the Corporation or the holder thereof, be reclassified, combined, converted and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock. No fractional shares of Common Stock will be issued in connection with the reclassification of shares of Common Stock provided herein and instead of issuing such fractional shares, the Corporation shall round the number of shares held by any holder, or by the Corporation as treasury stock, up to the nearest whole number of shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined pursuant to this Amendment, subject to the treatment of fractional shares as described above.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

[1]	Number between [●] and [●] as determined by the Board of Directors.
[2]	Number between [●] and [●] as determined by the Board of Directors.

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                 ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

B-2

ANNEX C

CERTIFICATE OF AMENDMENT FOR AUTHORIZED SHARE INCREASE

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Section 1 under Article IV and replacing such paragraph with the following paragraph:

“1.

The Corporation shall have authority to issue a total of 1,115,005,000 shares of capital stock, consisting of (i) 1,100,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) fifteen million five thousand (15,005,000) shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which five thousand (5,000) shares are designated as Series A Redeemable Preferred Stock (the “Series A Preferred Stock”).”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                ] on this [                ] day of [                ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

C-1

ANNEX D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The document below sets forth the cumulative changes to the company’s existing Amended and Restated Certificate of Incorporation assuming all proposed amendments related to the Amended and Restated Certificate of Incorporation are approved by stockholders. It is being provided for informational purposes only. Please see the form of each proposed amendment to the Amended and Restated Certificate of Incorporation in the proxy statement. The document below will not be filed with the Secretary of State of the State of Delaware in connection with the proposed amendments to the Amended and Restated Certificate of Incorporation.

Text in boldface and underlined is to be added. Text to be deleted is indicated by strike-through.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

The undersigned, acting in his capacity as President of Roadrunner Transportation Systems, Inc., a corporation organized and existing under the General Corporation Law of the state of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Roadrunner Transportation Systems, Inc. The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of the state of Delaware on February 22, 2005, under the name Dawes Holding Corporation. A Certificate of Amendment to the Corporation’s Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on June 13, 2008, to change the name of the Corporation to Roadrunner Transportation Services Holdings, Inc. A Certificate of Amendment to the Corporation’s Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on March 25, 2010, to change the name of the Corporation to Roadrunner Transportation Systems, Inc.

2. The undersigned hereby certifies, attests, and serves notice that the text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

Article I

Name

The name of the Corporation is Roadrunner Transportation Systems, Inc. (the “Corporation”).

Article II

Registered Office

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV

Capital Stock

1. Authorized Stock. The Corporation shall have authority to issue a total of 1,115,005,000 shares of capital stock, consisting of (i) 1,100,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) fifteen million five thousand (15,005,000) shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which five thousand (5,000) shares are designated as Series A Redeemable Preferred Stock (the “Series A Preferred Stock”).

2. Common Stock.

A. General. The voting, dividend, and liquidation rights of the holders of Common Stock are subject to and qualified by the rights, powers, privileges, preferences, and priorities of the holders of Preferred Stock.

B. Voting Rights. Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation. Except as otherwise required by law or this Article IV, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote.

C. Dividends. Subject to provisions of law and this Article IV, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) may determine in its sole discretion.

D. Liquidation. Subject to provisions of law and this Article IV, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after the payment or provisions for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably the remaining assets of the Corporation available for distribution.

3. Preferred Stock.

A. General.

1. Issuance of Preferred Stock in Classes or Series. The Preferred Stock of the Corporation may be issued in one or more classes or series at such time or times and for such consideration as the Board may determine. Each class or series shall be so designated as to distinguish the shares thereof from the shares of all other classes and series. Except as to the relative designations, preferences, powers, qualifications, rights, and privileges referred to in this Article IV, in respect of any or all of which there may be variations between different classes or series of Preferred Stock, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless otherwise specifically set forth herein.

2. Authority to Establish Variations Between Classes or Series of Preferred Stock. The Board is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of

Incorporation, without stockholder action, to provide, by adopting a resolution or resolutions, for the issuance of the undesignated Preferred Stock in one or more classes or series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in this Certificate of Incorporation or Certificate of Amendment to the Certificate of Incorporation, which shall be filed in accordance with the DGCL, and the resolutions of the Board creating such class or series. The authority of the Board with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms, and manner of such redemption;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem, or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

4. Series A Preferred Stock.

A. Designation. All shares of Series A Preferred Stock shall be designated “Series A Redeemable Preferred Stock” and shall rank equally with respect to dividend payments and liquidation preferences and be identical in all respects.

B. Dividends. Subject to provisions of law and to all limitations on payment in the Corporation’s financing documents, the holders of record of shares of the Series A Preferred Stock shall be entitled to receive cash dividends, out of assets which are legally available for the payment of such dividends, at an annual rate equal to $40.00 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series A Preferred Stock) (the “Series A Dividend”). Series A Dividends shall be paid in cash or by wire transfer on April 30 in each year to holders of Series A Preferred Stock as of April 15 of such year. If any Series A Dividends are not paid when due, the annual Series A Dividend rate shall be increased to $60.00 per share of Series A Preferred Stock until all delinquent dividends are paid in full. Series A Dividends shall be cumulative, without compounding, and shall accrue daily on each share of Series A Preferred Stock from the date of issue thereof. Series A Dividends payable on the Series A Preferred Stock for any period less than a full year shall be computed on the basis of the actual number of days elapsed and a 365-day year. No dividends (either those payable solely in the shares of capital stock of the Corporation or cash) shall be paid with respect to any of the Corporation’s capital stock, including on any other class or series of Preferred Stock or on Common Stock until all delinquent Series A Dividends, if any, have been paid in full. No dividends shall be paid or declared, and no other distribution shall be made, on or with respect to the Common Stock of the Corporation as long as there are shares of Series A Preferred Stock issued and outstanding. Accruals of dividends shall not bear interest.

C. Liquidation, Dissolution, or Winding Up.

1. Treatment at Sale, Liquidation, Dissolution, or Winding Up. In the event of any Sale Transaction (defined below), liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment is made to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock whether such assets are capital, surplus, or earnings, an amount equal to $1,000.00 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series A Preferred Stock) plus any dividends accrued but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series A Liquidation Value” with respect to such shares).

2. Insufficient Funds. If upon such Sale Transaction (as defined below) liquidation, dissolution, or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series A Preferred Stock shall be insufficient to permit payment to such respective holders of the full Series A Liquidation Value payable with respect to the Series A Preferred Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series A Preferred Stock, pro rata, in proportion to the full respective preferential amounts to which the holders of Series A Preferred Stock are each entitled.

3. Certain Transactions Treated as Liquidation. For purposes of this Section 4.C., (A) any sale of the Corporation by means of the sale or transfer of the outstanding shares of capital stock of the Corporation or a merger or other form of corporate reorganization or consolidation with or into another entity in which outstanding shares of capital stock of the Corporation, including shares of Preferred Stock, are exchanged for securities or other consideration issued, or caused to be issued, by the other entity or its subsidiary and, as a result of which transaction, the stockholders of the Corporation immediately prior to such transaction own 50% or less of the voting power of the Corporation (in the case of a sale of shares of capital stock) or the surviving entity (in the case of a merger, corporate reorganization, or consolidation) immediately after such transaction, or (B) a sale, transfer, or lease (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets of the Corporation (other than to or by a wholly-owned subsidiary or parent of the Corporation), shall be treated as a liquidation, dissolution, or winding up of the Corporation and shall entitle the holders of Preferred Stock to receive the amount that would be received in a liquidation, dissolution, or winding up pursuant to this Section 4.C (each of the transactions in (A) and (B) above, a “Sale Transaction”). The Corporation will provide the holders of Preferred Stock with notice of all transactions which may be treated as a Sale Transaction twenty (20) days prior to the earlier of the vote relating to such transaction or the closing of such transaction.

4. Valuation of Consideration. For purposes of this Section 4.C., if the consideration received by the Corporation in a Sale Transaction is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

(i) If traded on a securities exchange, the value shall be deemed to be the volume-weighted average of the closing prices of the securities on such exchange over the thirty-day period ending three days prior to the closing of a Sale Transaction;

(ii) If actively traded over the counter, the value shall be deemed to be the volume weighted average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three days prior to the closing of a Sale Transaction; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

5. Distributions of Property. Whenever the distribution provided for in this Section 4.C. shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation’s Board of Directors.

D. Voting Power. Except as otherwise expressly provided in Section 4.I. hereof or as otherwise required by law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on any matters required or permitted to be submitted to the stockholders of the Corporation for their approval.

E. Optional Redemption.

1. General. At any time and from time to time the Corporation may, at the option of its Board of Directors, with funds legally available for such purpose under Delaware law, redeem the whole or any part of the outstanding shares of Series A Preferred Stock at a redemption price of $1,000.00 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series A Preferred Stock) plus an amount equal to all accrued but unpaid dividends thereon to and including the redemption date.

2. Pro Rata Redemption. If less than all shares of Series A Preferred Stock are redeemed at any time under this Section 4.E., shares of Series A Preferred Stock held by each holder of record thereof shall be called for redemption pro rata, according to the number of shares of Series A Preferred Stock held by such holder, subject, however, to such adjustment as may be equitably determined by the Corporation in order to avoid the redemption of fractional shares.

3. Redemption Procedures. Any redemption of any or all of the outstanding shares of Series A Preferred Stock pursuant to this Section 4.E. shall be effected in accordance with the provisions of this Section 4.E.3.

(a) Any such redemption shall be effected by written notice given by certified or registered mail, postage prepaid, not less than thirty (30) days nor more than fifty (50) days prior to the date fixed for redemption to the holders of record of Series A Preferred Stock. Each such notice of redemption shall specify the date fixed for redemption, the redemption price, and place of payment thereof, and if less than all outstanding shares of Series A Preferred Stock are to be redeemed, the number of shares of Series A Preferred Stock held by each holder of record thereof that are being called for redemption.

(b) On the date fixed for the redemption of any shares of Series A Preferred Stock, the Corporation shall, and at any time not more than five (5) days prior to such date may, deposit the aggregate amount of the redemption price of the shares called for redemption, with a bank, trust company or transfer agent, designated in the notice of such redemption, having a combined capital and surplus aggregating at least one hundred million dollars ($100,000,000) and formed under the laws of the United States or any state thereof, in trust for payment to the holders of the shares of Series A Preferred Stock being called for redemption, and deliver irrevocable written instructions authorizing such bank or trust company to apply such deposit solely to the redemption of the shares of Series A Preferred Stock called for redemption.

(c) Notice of redemption having been duly given, the redemption price of the shares being called for redemption having been deposited as aforesaid, then on the date for such redemption, the certificates for the Series A Preferred Stock called for redemption (whether or not surrendered) shall be deemed no longer outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate, except the right of the holders of such shares to receive, out of such deposit in trust, on the redemption date, the redemption price to which they are entitled, without interest.

(d) In case any certificate for shares of Series A Preferred Stock shall be surrendered by the holder thereof for payment in connection with the redemption of only a portion of the shares represented thereby, the Corporation shall deliver to or upon the order of the holder thereof a certificate or certificates for the number of shares of Series A Preferred Stock represented by such surrendered certificate that are not being redeemed.

(e) In case any holder of Series A Preferred Stock called for redemption shall not, within ninety (90) days after deposit by the corporation of funds for the redemption thereof, claim the amount deposited for redemption thereof, the bank, trust company, or transfer agent with which such funds were deposited shall, upon demand, pay over to the Corporation the balance of such amount so deposited and such bank, trust company, or transfer agent shall thereupon be relieved of all responsibility to such holder, who shall thereafter look solely to the Corporation for payment of the redemption price of its shares.

4. No Reissue. Shares of Series A Preferred Stock that have been redeemed, purchased, or otherwise acquired by the Corporation shall be cancelled and may not be reissued.

F. Mandatory Redemption.

1. General. On November 30, 2012 (the “Series A Redemption Date”), the Corporation shall redeem all (but not less than all) of the outstanding shares of Series A Preferred Stock. The redemption price for each share of Preferred Stock redeemed pursuant to this Section 4.F.1. shall initially be $1,000.00 per share in cash plus all accrued but unpaid dividends on such shares up to and including the date fixed for redemption (the “Series A Redemption Price”). The Series Redemption Price shall be subject to equitable adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification, or other similar event involving a change in the Series A Preferred Stock. The Series A Redemption Price shall be payable in cash or by wire transfer on the Series A Redemption Date.

2. Insufficient Funds for Redemption.

(a) If the funds of the Corporation legally available for redemption of the Series A Preferred Stock on the Series A Redemption Date are insufficient to redeem all of the outstanding shares of Series A Preferred Stock, the holders of shares of Series A Preferred Stock shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Series A Redemption Date were redeemed in full. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

(b) At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Preferred Stock, such funds will be used, as soon as practicable but no later than the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

3. Redemption Proportionate. Each redemption of Series A Preferred Stock pursuant to this Section 4.F. shall be made so that the number of shares of Series A Preferred Stock to be redeemed from each registered owner shall be on a pro rata basis according to the respective liquidation preferences of shares of Series A Preferred Stock which each such holder of Series A Preferred Stock owns of record as of the applicable Series A Redemption Date.

4. Redemption Notice. At least 15 days prior to the Series A Redemption Date, written notice (hereinafter referred to as the “Series A Redemption Notice”) shall be mailed, first class or certified mail, postage prepaid, by the Corporation to each holder of record of Series A Preferred Stock, at its address shown on the records of the Corporation; provided, however, that the Corporation’s failure to give such Series A Redemption Notice as to any holder shall not affect its obligation to redeem the Series A Preferred Stock as provided in this Section 4.F. hereof as to such holder. The Series A Redemption Notice shall contain the following information:

(a) the number of shares of Series A Preferred Stock held by the holder which are to be redeemed by the Corporation;

(b) the Series A Redemption Date and the Series A Redemption Price; and

(c) that the holder is to surrender to the Corporation, at the place designated therein, its certificate or certificates representing the Series A Preferred Stock to be redeemed.

5. Surrender of Certificates. Each holder of Series A Preferred Stock shall surrender the certificate(s) representing such shares to the Corporation at the place designated in the Series A Redemption Notice, and thereupon the Series A Redemption Price for such shares as set forth in this Section 4.F. shall be paid to the order of the person whose name appears on such certificate(s) and each surrendered certificate shall be canceled and retired. In the event some but not all of the Series A Preferred Stock represented by a certificate(s) surrendered by a holder are being redeemed, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not redeemed.

6. Dividends after Redemption. From and after payment in full of the Series A Redemption Price, no shares of Series A Preferred Stock subject to redemption shall be entitled to any further dividends pursuant to Section 4.B. hereof; provided, however, that in all events such redemption is consummated.

G. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of shares of Series A Preferred Stock. Upon the surrender of any certificate representing shares of Series A Preferred Stock at such place, the Corporation will, at the request of the record holders of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing the aggregate number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is required by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

H. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft, or destruction, upon receipt of an unsecured indemnity from the holder reasonably satisfactory to the Corporation or, in the case of such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

I. Restrictions and Limitations on Amendments to Charter. The Corporation shall not amend this Certificate of Incorporation without the approval by vote or written consent of the holders of at least 50% of the then outstanding shares of Series A Preferred Stock, if such amendment would:

1. amend any of the rights, preferences, privileges of, or limitations provided for herein for the benefit of any shares of Series A Preferred Stock;

2. authorize or issue, or obligate the Corporation to authorize or issue, (A) additional shares of Series A Preferred Stock or (B) shares of Preferred Stock senior to (or on parity with) the Series A Preferred Stock with respect to liquidation preferences, dividend rights, or redemption rights; or

3. amend any provisions of this Section 4.I.

J. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (a) to the Corporation, at its principal executive offices and (b) to any holder of Series A Preferred Stock, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

Article V

Bylaws

In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board shall have the power to adopt, amend, repeal or otherwise alter the bylaws of the Corporation (the “Bylaws”) without any action on the part of the stockholders; provided, however, that any Bylaws made by the Board and any and all powers conferred by any of said Bylaws may be amended, altered, or repealed by the stockholders. The Bylaws may only be amended or repealed by ~~the stockholders at an annual or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered and then only by~~ an affirmative vote of the stockholders holding ~~66 2/3%~~a majority of the shares entitled to vote upon such amendment or repeal, voting as a single voting group.

Article VI

Indemnification of Directors

1. Limitation of Liability. No current or former director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each current or former director of the Corporation shall be limited or eliminated to the fullest extent permitted by the DGCL as so amended from time to time. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2. Indemnification. The Corporation shall, in accordance with this Certificate of Incorporation and the Bylaws, indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding”), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefits plans (an “indemnitee”), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee. The Corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board. Each person who was, is or becomes a director shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article VI. All rights to indemnification (and the advancement of expenses) under this Article VI shall be deemed to be provided by a contract between the Corporation and the person who serves or has served as a director of the Corporation. Such rights shall be deemed to have vested at the time such person becomes or became a director of the Corporation, and such rights shall continue as to an indemnitee who has ceased to be a director and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

3. A director or any officer of the Corporation shall not be personally liable to the Corporation or its stockholders for the breach of any duty owed to the Corporation or its stockholders except to the extent that an exemption from personal liability is not permitted by the DGCL.

Article VII

Meetings and Keeping of Books

Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws may provide or as may be designated from time to time by the Board.

Article VIII

Directors

1. Number, Term, and Classes of Directors. The current Board consists of eight (8) members. The exact number of directors shall be fixed from time to time by resolution of the Board. The Board shall be divided into three classes designated Class I, Class II, and Class III. The number of directors elected to each class shall be as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Each Class I director shall be elected to an initial term to expire at the 2011 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2012 annual meeting of stockholders; and each Class III director shall be elected to an initial term to expire at the 2013 annual meeting of stockholders. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death, or removal from office. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

2. Director Vacancies. Any director may resign at any time upon written notice to the Corporation. ~~At a special meeting of stockholders called expressly for that purpose, the entire Board, or any member or members thereof,~~Subject to any rights granted pursuant to the stockholders agreement by and among the Corporation, Elliott Associates, L.P. and Elliot International, L.P., at any time, any director may be removed, with or without cause, but only ~~for cause~~ by an affirmative vote ~~for removal of a specific director~~ by stockholders holding at least ~~66 2/3%~~a majority of the shares then entitled to vote at an election for directors of the Corporation, voting as a single voting group. ~~The notice of such special meeting must state that the purpose, or one of the purposes, of the~~

~~meeting is removal of the director or directors, as the case may be. Any~~Subject to any rights granted pursuant to the stockholders agreement by and among the Corporation, Elliott Associates, L.P. and Elliot International, L.P., any newly created directorship or any vacancy occurring in the Board for any ~~cause~~reason may be filled by a majority of the remaining members of the Board, although such majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.

Article IX

Special Meetings of Stockholders; Action by Written Consent

A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time only by (i) the Chairman of the Board, or (ii) the Board, or (iii) by the Secretary of the Corporation at the request of the stockholders holding at least a majority of the shares then entitled to vote, each to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by the Bylaws may be conducted at the Special Meeting~~. The ability of the stockholders to call a Special Meeting is specifically denied. No action shall be taken by the stockholders except at an annual or Special Meeting called in accordance with this Certificate of Incorporation and the Bylaws, and no action shall be taken by the stockholders by written consent without a meeting.~~ , and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice. Any action required to be taken at any annual or Special Meeting of stockholders of the Corporation, including the election of directors, or any action permitted to be taken at any annual or Special Meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote of the stockholders, if a consent or consents in writing, including by electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law). Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Article X

~~Special Stockholder Notice Provisions~~

1. Nominations for Directorship Positions. Any stockholder or stockholders of the Corporation who wish to nominate a person or persons for election to the Board must deliver written notice to the Secretary of the Corporation in accordance with the provisions set forth in the Bylaws.

2. Business at Stockholders’ Meetings. Any stockholder or stockholders of the Corporation who wish to place business before a meeting of the stockholders, other than nominations for election to the Board, must deliver written notice to the Secretary of the Corporation in accordance with the provisions set forth in the Bylaws.

Article XI

~~Special Stockholder Voting Requirements~~

~~Articles IX, X, XI and XII of this Certificate of Incorporation may only be amended or repealed by an affirmative vote of at least 80% of the outstanding shares of all capital stock entitled to vote upon such amendment or repeal, voting as a single voting group, unless such amendment or repeal is declared advisable by the Board by the affirmative vote of at least seventy-five percent (75%) of the entire Board, notwithstanding the fact that a lesser percentage may be specified by the DGCL.~~

~~Article XII~~

Amendment

Except as expressly provided herein, the Corporation reserves the right to alter, amend, or repeal any provision contained in this Certificate of Incorporation, or any amendment thereto, in the manner now or hereafter provided by statute, and any and all rights conferred upon the stockholders herein is subject to this reservation.

Article XII

Exclusive Jurisdiction For Certain Actions

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, this Certificate of Incorporation or the Bylaws of the Corporation, or (iv) any action asserting a claim governed by the internal affairs doctrine ; in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Article XII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XII, and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity holding, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Article XIII

DGCL Section 203

The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law, as permitted under and pursuant to subsection (b)(3) of Section 203 of the Delaware General Corporation Law..

Article XIV

Business Opportunities

1. Certain Acknowledgments. In recognition and anticipation that (a) the directors, officers and/or employees of Elliott may serve as directors and/or officers of the Corporation, (b) Elliott and Affiliates thereof engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (c) that the Corporation and Subsidiaries thereof will engage in material business transactions with Elliott and Affiliates thereof and that the Corporation is expected to benefit therefrom, the provisions of this Article XIV are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve Elliott or its Affiliates, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

2. Competition and Corporate Opportunities. Neither Elliott or any of its Affiliates shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its Subsidiaries, and neither Elliott nor any of its Affiliates (except as provided in Section 3 below) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty solely by reason of any such activities of Elliott or any of its Affiliates. In the event that Elliott or any of its Affiliates acquires knowledge of a potential transaction or matter which may be a corporate opportunity for itself and the Corporation or any of its Subsidiaries, neither Elliott or any of its Affiliates shall have any duty to communicate or offer such corporate opportunity, or information regarding such corporate opportunity, to the Corporation or any of its Subsidiaries and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation solely by reason of the fact that Elliott or any of its Affiliates pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Corporation or any of its Subsidiaries.

3. Allocation of Corporate Opportunities. In the event that a director or officer of the Corporation who is also a director or officer of Elliott acquires knowledge of a potential transaction or matter which may be a corporate opportunity for the Corporation or any of its Subsidiaries and Elliott or any of its Affiliates, such director or officer of the Corporation shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such corporate opportunity, if such director or officer acts in a manner consistent with the following policy:

(a) A corporate opportunity offered to any person who is a director or officer of the Corporation, and who is also a director or officer of Elliott, shall belong to the Corporation if such opportunity is expressly offered to such person in writing solely in his or her capacity as a director or officer of the Corporation.

(b) Otherwise, such corporate opportunity shall belong to Elliott.

4 Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article XIV, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not permitted to undertake under the terms of Article III or that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

5. Agreements and Transactions with Elliott. In the event that Elliott or any of its Affiliates enters into an agreement or transaction with the Corporation or any of its Subsidiaries, a director or officer of the Corporation who is also a director or officer of Elliott shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such agreement or transaction, if:

(a) The agreement or transaction was approved, after being made aware of the material facts of the relationship between each of the Corporation or a Subsidiary thereof and Elliott or an Affiliate thereof and the material terms and facts of the agreement or transaction, by (i) an affirmative vote of a majority of the members of the Board of Directors of the Corporation who are not persons or entities with a material financial interest in the agreement or transaction (“Interested Persons”), (ii) an affirmative vote of a majority of the members of a committee of the Board consisting of members who are not Interested Persons or (iii) one or more of the Corporation’s officers or employees who are not Interested Persons and who were authorized by the Board or a committee thereof in the manner set forth in (i) and (ii) above;

(b) The agreement or transaction was fair to the Corporation at the time the agreement or transaction was entered into by the Corporation; or

(c) The agreement or transaction was approved by an affirmative vote of the stockholders holding a majority of the shares entitled to vote on such agreement or transaction, voting as a single voting group, excluding Elliott, any of its Affiliates or any Interested Person.

6. Notice. Any person holding, purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and have consented to the provisions of this Article XIV.

7. Severability. If any provision or provisions of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any paragraph of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article XIV (including, without limitation, each such portion of any paragraph of this Article XIV containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law. This Article XIV shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, applicable law, any agreement or otherwise.

8. Definitions. For purposes of this Article XIV, the following terms shall have the respective meanings specified herein:

(a) “Elliott” means [Elliott Associates, L.P. and Elliott International, L.P.].

(b) “Affiliate” means, in respect of Elliott, any of its respective officers, directors, employees, agents, stockholders, members, partners, or any entity controlling, controlled by or under common control with Elliott (other than the Corporation and any of its Subsidiaries).

(c) “Subsidiary” means, in respect of the Corporation, any entity controlled by the Corporation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the President of the Corporation this 7th day of May, 2010, and affirm that the statements made herein are true under the penalties of perjury.

Mark A. DiBlasi, President

ANNEX E

745 Seventh Avenue New York, NY 10019 United States

November 7, 2018

Board of Directors

Roadrunner Transportation Systems, Inc.

1431 Opus Place, Ste 530

Downers Grove, IL 60515

Members of the Board of Directors:

We understand that Roadrunner Transportation Systems, Inc. (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) involving, among other things, (i) a rights offering and (ii) a related commitment from Elliott Associates, L.P. and Elliott International, L.P. or their affiliates (which collectively we refer to as “Elliott”) to backstop such rights offering, pursuant to which Proposed Transaction the Company will distribute to shareholders of the Company a transferable subscription right (a “right”, and collectively “rights”) for every share of common stock, par value $0.01 per share of the Company (“common stock”), owned by such holder on the applicable record date, which right shall be exercisable for the number of shares of common stock determined as set forth in the Standby Purchase Agreement (as defined below) at $0.50 per share, subject to customary over-subscription privileges. The terms and conditions of the Proposed Transaction are set forth in more detail in the Registration Statement on Form S-1 filed September 19, 2018 (the “S-1”), the Proxy Statement (as defined below) and the standby purchase agreement (the “Standby Purchase Agreement”), between the Company and Elliott, to be dated on or about November 8, 2018, pursuant to which Elliott has agreed to purchase all of the unexercised rights in the rights offering. The summary of the Proposed Transaction set forth above is qualified in its entirety by contents of the S-1, the Proxy Statement and the terms of the Standby Purchase Agreement.

We have been requested by the Board of Directors of the Company to render our opinion to the Company that, from a financial point of view, the Proposed Transaction is the best alternative reasonably available to the Company under the circumstances. We have not been requested to opine as to, and our opinion does not in any manner address, the specific terms of or the likelihood of consummation of the Proposed Transaction, including but not limited to with respect to the exercise of rights, if any. We do not herein provide any opinion as to the fairness of the Proposed Transaction to the Company, its stockholders or any other party, and this letter should not be considered as any form of fairness opinion. We also do not express an opinion regarding the solvency or financial condition of the Company. In addition, we express no opinion on, and our opinion does not in any manner address, any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons.

In arriving at our opinion, we reviewed and analyzed: (1) the S-1, a draft of the Standby Purchase Agreement, dated as of November 7, 2018, the Company’s preliminary proxy statement filed October 23, 2018 (the “Proxy Statement”) and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters

E-1

ended March 31, 2018, June 30, 2018 and September 30, 2018; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company; (4) a trading history of the Company’s common stock; (5) strategic alternatives that might be available to the Company; and (6) the results of our efforts on the Company’s behalf to solicit indications of interest from third parties with respect to certain strategic and financing alternatives that might be available to the Company, including but not limited to, a recapitalization transaction, a rights offering, and a change of control transaction. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to and used by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. With respect to the financial projections of the Company, upon the advice and at the direction of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. We express no opinion as to the prices at which the rights will trade (if they trade at all) during the subscription period or the price at which shares of common stock of the Company would trade at any point during, or following the consummation of, the Proposed Transaction. Our opinion should not be viewed as providing any assurance as to the market value of the shares of common stock to be held by the stockholders of the Company before or after the consummation of the Proposed Transaction or at any time prior to the announcement or consummation of the Proposed Transaction.

We have assumed that the executed Standby Purchase Agreement, the Form S-1, and the Proxy Statement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Standby Purchase Agreement. We have also assumed, upon the advice and at the direction of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Standby Purchase Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Standby Purchase Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any valuation, legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Proposed Transaction is the best alternative reasonably available to the Company under the circumstances.

E-2

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive fees for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us for certain liabilities that may arise out of our engagement and the Proposed Transaction. We are acting as Dealer-Manager to the Company on the Proposed Transaction and the Company has agreed to pay us negotiated fees for such services. We have performed various investment banking services for the Company in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services; however in the past two years, we have not performed investment banking and financial services for the Company.

In addition, we and our affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to Elliott, and certain of its affiliates, investments and portfolio companies and have received or in the future may receive customary fees for rendering such services, including (i) having acted or acting as financial advisor to Elliott and certain of its investments, portfolio companies and affiliates in connection with certain mergers and acquisition transactions; (ii) having acted or acting as arranger, bookrunnner and/or lender for Elliott and certain of its investments, portfolio companies and affiliates in connection with the financing for various acquisition transactions; and (iii) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaking by Elliott and certain of its investments and/or portfolio companies and affiliates.

Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Opinion Committee, is solely for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company, including but not limited to as to how such stockholder should vote with respect to any proposal included in the Proxy Statement, or whether to exercise rights in connection with the Proposed Transaction.

Very truly yours,

/s/ Barclays Capital Inc.

BARCLAYS CAPITAL INC.

E-3

ANNEX F

Execution Version

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”), dated as of November 8, 2018, is made by and among Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), Elliott Associates, L.P., a Delaware limited partnership (“Elliott Associates”), and Elliott International, L.P., a Cayman Islands, British West Indies limited partnership (“Elliott International” and, collectively with Elliott Associates, “Elliott”).

WHEREAS, the Company proposes to distribute at no charge to the holders of its common stock, par value $0.01 per share (“Common Stock”), on a record date (the “Record Date”) to be set by the Board of Directors of the Company (the “Board”), transferable subscription rights (the “Rights”) to purchase up to an aggregate of 900,000,000 new shares (the “Offered Shares”) of the Company’s Common Stock (the “Rights Offering”) that, if exercised in full, will provide gross proceeds to the Company of $450 million (the “Aggregate Offering Amount”);

WHEREAS, the Company will distribute to each holder of its Common Stock on the Record Date (“Rights Holder”) one transferable Right for every share of Common Stock owned by such Rights Holder on the Record Date;

WHEREAS, each Right will entitle the holder thereof to purchase the number of shares of Common Stock determined by dividing 900,000,000 by the total number of shares of Common Stock outstanding on the Record Date (the “Basic Subscription Right”) at the subscription price of $0.50 per share of Common Stock (the “Subscription Price”);

WHEREAS, the holders of Rights, other than Elliott, who fully exercise their Basic Subscription Rights will be entitled to subscribe for additional shares of Common Stock that remain unsubscribed as a result of any unexercised Basic Subscription Rights (the “Over-Subscription Right”), which allows such holder, other than Elliott, to subscribe for additional shares of Common Stock up to the number of shares purchased under such holder’s Basic Subscription Right at the Subscription Price;

WHEREAS, each Right gives the holder thereof one Basic Subscription Right and one Over-Subscription Right;

WHEREAS, in order to facilitate the Rights Offering, the Company and Elliott wish to enter into this Agreement, pursuant to which and upon the terms and subject to the conditions set forth herein, Elliott agrees to (i) exercise its Basic Subscription Right in full and (ii) to the extent that the Rights Offering is not fully subscribed, purchase from the Company, at a price per share equal to the Subscription Price, all unsubscribed shares of Common Stock in the Rights Offering;

WHEREAS, the Board established a special financing alternatives committee of independent directors (the “Special Committee”), with the two directors designated by Elliott abstaining from the vote establishing the Special Committee, to consider, identify, and evaluate potential alternative strategic financing transactions for the company and to recommend to the Board whether to engage in such transactions;

WHEREAS, the Board has received a letter from the Company’s financial advisor, Barclays Capital Inc. (“Barclays”), that, subject to the qualifications stated therein, Barclays is of the opinion that, as of the date of such letter, from a financial point of view, the transactions contemplated by this Agreement are the best alternative reasonably available to the Company under the circumstances; and

WHEREAS, following the unanimous approval and recommendation by the Special Committee, all of the members of the Board, other than the two directors designated by Elliott, voted in favor of and approved the Rights Offering and the transactions contemplated hereby and recommended that stockholders of the Company vote in favor of the Rights Offering and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties, and covenants contained herein, each of the parties hereto hereby agrees as follows:

1. The Rights Offering.

(a) On the terms and subject to the conditions set forth herein, the Company shall distribute, at no charge, to each Rights Holder one transferable Right for every share of Common Stock owned by such Rights Holder on the Record Date. Each whole Right will entitle the holder thereof to purchase the number of shares of Common Stock determined by dividing 900,000,000 by the total number of shares of Common Stock outstanding on the Record Date at the Subscription Price. Each such Right shall be transferable separately from the underlying shares of Common Stock on account of which such Right was distributed. Rights Holders and holders to whom Rights have been validly transferred are collectively referred to as “Holders,” each individually being a “Holder.”

(b) The Rights (including under both the Basic Subscription Right and the Over-Subscription Right) may be exercised during a period (the “Subscription Period”) commencing on the date on which the Rights are issued to Rights Holders and ending no more than 20 days thereafter (the “Expiration Time”), subject to extension by the Company; provided, however, the Subscription Period may not be extended by more than 10 days without the prior written consent of Elliott. The Company may cancel, terminate, or amend the Rights Offering at any time prior to the Expiration Time; provided, however, that Elliott’s prior written consent is required once the Subscription Period is commenced, subject to the right of the Company to extend the Subscription Period as set forth in the previous sentence.

(c) Each Holder that wishes to exercise all or a portion of its Rights under the Basic Subscription Right shall, during the Subscription Period and prior to the Expiration Time, follow the instructions set forth in the Registration Statement (as defined below) and related materials to exercise such Rights. On the Closing Date (as defined below), the Company shall issue to each Holder that validly exercised its Rights under the Basic Subscription Right the number of Offered Shares to which such Holder is entitled based on such exercise, provided that the obligation of the Company to consummate the Rights Offering shall be subject to the conditions set forth in Section 11(d) (which may not be waived, in whole or in part, by the Company without the prior written consent of Elliott).

(d) Each Holder (other than Elliott) that exercises in full its Basic Subscription Right will be entitled under the Over-Subscription Right to subscribe for additional shares of Common Stock at the Subscription Price pursuant to the instructions set forth in the Registration Statement and related materials to the extent that other Holders elect not to exercise all of their respective Rights to subscribe for and purchase all of the Offered Shares under the Basic Subscription Right; provided that no Holder shall be entitled to purchase more Offered Shares under the Over-Subscription Right than such Holder subscribed for under the Basic Subscription Right. If the number of Offered Shares remaining after the exercise of Rights under the Basic Subscription Right (the “Remaining Offered Shares”) is not sufficient to satisfy all requests for Offered Shares under the Over-Subscription Right, the Holders that exercised their Rights under the Over-Subscription Right will be allocated such Remaining Offered Shares as follows: the number of Remaining Offered Shares allotted to each Holder participating in the Over-Subscription Right shall be the product (rounded to the nearest whole number so that the Subscription Price multiplied by the aggregate number of Offered Shares does not exceed the Aggregate

Offering Amount) obtained by multiplying the number of Offered Shares such Holder subscribed for under the Over-Subscription Right by a fraction the numerator of which is the number of Remaining Offered Shares and the denominator of which is the total number of Offered Shares sought to be subscribed for under the Over-Subscription Right by all Holders participating in such Over-Subscription Right. If the number of Remaining Offered Shares allocated after the exercise of the Over-Subscription Right is less than all of the shares of Common Stock a Holder subscribed for under the Over-Subscription Right, then any excess payment for shares of Common Stock not issued to the Holder will be returned to such Holder by mail, without interest or deduction, within 10 business days after the Expiration Time of the Rights Offering.

(e) If the exercise of Rights would create any fractional shares of our Common Stock, the Company will not issue such fractional shares of Common Stock or cash in lieu of fractional shares of Common Stock. Any fractional shares of Common Stock that would be created by such an exercise of Rights will be rounded to the nearest whole share, with such adjustments as necessary to ensure that all of the Offered Shares are issued and the Company receives the Aggregate Offering Amount.

2. Backstop Commitment; Fees and Expenses.

(a) Subject to the consummation of the Rights Offering and the terms and conditions of this Agreement, (i) each of Elliott Associates and Elliott International agrees to exercise, and to cause their controlled affiliates to exercise, their respective Basic Subscription Rights in full (such shares, the “Investor Offered Shares”) and (ii) to the extent the Rights Offering is not fully subscribed, Elliott Associates and Elliott International agree, severally and not jointly, to purchase from the Company in accordance with the percentages set forth on Schedule 1 (the “Pro-Rata Percentage”), at a price per share equal to the Subscription Price, a number of shares of Common Stock equal to (x) the Offered Shares minus (y) the number of shares of Common Stock subscribed for and purchased pursuant to the Rights Offering (the “Backstop Commitment”). As soon as reasonably practicable after the Expiration Time of the Rights Offering (if possible, within two (2) business days after the Expiration Time), the Company shall issue to Elliott a notice (the “Subscription Notice”) setting forth the number of shares of Common Stock subscribed for in the Rights Offering and, based on the foregoing, the number of shares of Common Stock to be acquired by each of Elliott Associates and Elliott International pursuant to the Backstop Commitment (the “Backstop Acquired Shares”) and the purchase price to be paid by each of Elliott Associates and Elliott International in exchange for the Backstop Acquired Shares (collectively, the “Purchase Price”).

(b) On the terms and subject to the conditions set forth in this Agreement, the closing of the Backstop Commitment and the Rights Offering (the “Closing”) shall occur concurrently on the third (3rd) business day following the later of (i) the issuance by the Company of the Subscription Notice and (ii) the date that all of the conditions to the Closing set forth in Section 11 of this Agreement have been satisfied or, to the extent permitted by applicable law, waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), at 10:00 a.m. (Eastern Time) at the offices of Greenberg Traurig, LLP, 2375 East Camelback Road, Suite 700, Phoenix, Arizona 85016, or such other place, time, and date as shall be agreed between the Company and Elliott (the date on which the Closing occurs, the “Closing Date”).

(c) At the Closing (i) each of Elliott Associates and Elliott International shall deliver to the Company its Pro-Rata Percentage of the Purchase Price, as set forth in the Subscription Notice by wire transfer in immediately available funds to the account designated by the Company in writing at least two (2) business days prior to the Closing Date, and (ii) the Company shall deliver to Elliott the Backstop Acquired Shares in book-entry form, free and clear of all liens, other than liens arising by reason of the transactions contemplated by this Agreement under applicable federal or state laws, to the account of Elliott designated by Elliott in writing.

(d) The Company shall pay all of its own fees and expenses associated with the Rights Offering, including, without limitation, filing and printing fees, fees and expenses of any rights and information agents, its legal counsel and financial advisor and accounting fees and expenses, fees and expenses of the dealer manager, including the fees and disbursement of counsel to the dealer manager, as specified in the dealer manager agreement between the Company and the dealer manager, costs associated with clearing the Offered Shares for sale under applicable state securities laws, and listing fees (the “Company Transaction Expenses”).

(e) On the Closing Date or as provided in Section 14, the Company shall promptly reimburse or pay, as the case may be, all documented out-of-pocket costs and expenses incurred by Elliott in connection with the Rights Offering, the Backstop Commitment and the transaction contemplated thereby, including fees for legal counsel to Elliott (collectively with the amounts referred in the next sentence, the “Elliott Transaction Expenses”). For the avoidance of doubt, the filing fee, if any, required to be paid in connection with any filings required to be made in connection with the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any other competition laws or regulations shall be paid by the Company when due in connection with such filings.

(f) No fees will be paid by the Company to Elliott for providing the Backstop Commitment.

3. Use of Proceeds. The Company shall use the aggregate net proceeds (the “Net Proceeds”) received from the Rights Offering and the Backstop Commitment, after deducting the Company Transaction Expenses, to pay in cash all accrued and unpaid dividends on the outstanding shares of Preferred Stock (as defined below), to redeem, immediately following the Closing Date, all of the outstanding shares of Preferred Stock, at liquidation value, together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, and to pay all of the Elliott Transaction Expenses; provided, however, that Elliott agrees that in the event that the Closing Date occurs on or prior to January 31, 2019, the Company shall not be required to pay any dividends accrued after November 30, 2018 through the date of redemption. The Company shall use any remaining Net Proceeds for general corporate purposes. The dollar amount paid to satisfy the foregoing use of Net Proceeds shall be as provided for in the Registration Statement.

4. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with Elliott, as set forth below. Except for representations, warranties, and agreements that are expressly limited as to their date, each representation, warranty, and agreement is made as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below) is duly organized and is validly existing and in good standing (or the equivalent thereof, where such concept is recognized) under the laws of its respective jurisdiction of organization, with the requisite power and authority to own, operate and lease its properties and assets as and where currently owned, operated and leased and to conduct its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation or organization for the transaction of business and is in good standing (or the equivalent thereof, where such concept is recognized) under the laws of each other jurisdiction in which the nature of its properties, assets or business requires such qualification, except to the extent that the failure to be so qualified or be in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. For the purpose of this Agreement, “Material Adverse Effect” means any event, fact, change, condition, omission, development or effect (each an “Effect” and collectively, the “Effects”) that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material and adverse effect on the business, condition (financial or otherwise), or results of operations of the Company or its Subsidiaries, taken as a whole, or (ii) prevents, materially delays or materially impedes the Company, subject to the approvals and other authorizations set forth in Section 4(g), from performing its obligations hereunder or consummating the transactions contemplated by this Agreement; provided, however, that any Effect caused by or resulting from the following shall not constitute, or be taken into account in determining whether there has been, or will be, a Material Adverse Effect on or with respect to the Company: (I) general changes or developments in the industry in which the Company and its Subsidiaries operate, (II) political instability, acts of terrorism or war, (III) any change affecting the United States economy generally or the economy of any region in which the Company or any of its Subsidiaries conducts business that is material to the business of the Company and its

Subsidiaries, (IV) any change in the price or trading volume of the Company’s outstanding securities (it being understood that the facts or occurrences giving rise to or contributing to such change in stock price or trading volume may be deemed to constitute, or be taken into account in determining whether there has been, or will be, a Material Adverse Effect), (V) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, or revenue or earnings predictions for any period ending on or after the date of this Agreement (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, or will be, a Material Adverse Effect), (VI) the announcement of the execution of this Agreement or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or (VII) any change in any applicable law, rule, or regulation or U.S. generally accepted accounting principles or interpretation thereof after the date hereof, unless and to the extent, in the case of clause (I), (II), (III), and (VII) above, such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, relative to other affected persons in the same industry. For the purposes of this Agreement, a “Subsidiary” of any person means, with respect to such person, any corporation, limited liability company, partnership, joint venture, or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, has the power to elect a majority of the board of directors or similar governing body, or has the power to direct the business and policies.

(b) Corporate Power and Authority. The Company has the requisite corporate power and authority to enter into, execute, and deliver this Agreement and each other agreement, document, and instrument to which it will be a party or which it will execute and deliver in connection with the transactions contemplated by this Agreement (this Agreement and such other agreements, documents, and instruments collectively, the “Transaction Agreements”) and, subject to receipt of stockholder approval of the Rights Offering Proposals (as defined below), to perform its obligations hereunder and thereunder, including the issuance of the Rights, the issuance of the Offered Shares (including the Backstop Acquired Shares), and the payment of the Elliott Transaction Expenses. Subject to receipt of stockholder approval of the Rights Offering Proposals, the Company has taken all necessary corporate action required for the due authorization of the Transaction Agreements, including the issuance of the Rights and the Offered Shares (including the Backstop Acquired Shares). Based upon the unanimous recommendation of the Special Committee, the Board has determined, with the two directors designated by Elliott abstaining, to recommend that stockholders of the Company vote in favor of (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 105,000,000 to 1,100,000,000 shares; (ii) the issuance and sale of the Offered Shares upon the exercise of the Rights at the Subscription Price to raise the Aggregate Offering Amount in the Rights Offering; (iii) the issuance and sale of the Backstop Acquired Shares to Elliott pursuant to the Backstop Commitment in accordance with this Agreement; (iv) an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders to take action by written consent; (v) an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders that hold a majority of the Company’s outstanding Common Stock to request that the Company call a special meeting; (vi) an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders holding a majority of the Company’s outstanding Common Stock to remove directors with or without cause; (vii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders holding a majority of the Company’s outstanding Common Stock to amend or repeal the Company’s Amended and Restated Certificate of Incorporation or any provision thereof; (viii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s stockholders holding a majority of the Company’s outstanding common stock to amend or repeal the Company’s Second Amended and Restated Bylaws or any provision thereof; (ix) an amendment to the Company’s Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions; (x) an amendment to the Company’s Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law; and (xi) an amendment to the Company’s Amended and Restated Certificate of

Incorporation to renounce any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees ((i) through (xi) above, collectively, the “Rights Offering Proposals”).

(c) Execution and Delivery; Enforceability. This Agreement is and each other Transaction Agreement will be, at or prior to the Closing Date, duly and validly executed and delivered by the Company, and each such Transaction Agreement constitutes, or, when executed and delivered, will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting the enforcement of creditors’ rights generally, and subject to principles of equity and public policy.

(d) Authorized and Issued Capital Stock. The authorized capital stock of the Company consists of (i) 105,000,000 shares of Common Stock and (ii) 15,005,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), of which 5,000 shares were designated Series A Redeemable Preferred Stock, 155,000 were designated Series B Cumulative Redeemable Preferred Stock, 55,000 shares were designated Series C Cumulative Redeemable Preferred Stock, 100 shares were designated Series D Cumulative Redeemable Preferred Stock, 90,000 were designated Series E Cumulative Redeemable Preferred Stock, 54,750 were designated Series E-1 Cumulative Redeemable Preferred Stock, and 240,500 were designated Series F Cumulative Redeemable Preferred Stock. As of November 8, 2018, (i) 38,515,600 shares of Common Stock were issued and outstanding; (ii) no shares of Common Stock were held in the treasury of the Company; (iii) 243,530 shares of Common Stock were reserved for future issuance pursuant to outstanding stock options and other rights to purchase shares of Common Stock and vesting of restricted stock units and restricted stock (each, an “Option” and, collectively, the “Options”) granted under any stock option or stock-based compensation plan of the Company or otherwise (the “Stock Plans”); and (iv) 283,328 shares of Preferred Stock were issued and outstanding, of which no Shares were designated Series A Redeemable Preferred Stock, 155,000 were designated Series B Cumulative Redeemable Preferred Stock, 55,000 were designated Series C Cumulative Redeemable Preferred Stock, 100 were designated Series D Cumulative Redeemable Preferred Stock, 37,500 were designated Series E Cumulative Redeemable Preferred Stock, and 35,728 were designated Series E-1 Cumulative Redeemable Preferred Stock. The issued and outstanding shares of Common Stock of the Company and each of its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, are not subject to and were not issued in violation of any preemptive or similar rights and were issued in compliance with all applicable laws. Except as set forth in this Section 4(d), as of the date of this Agreement, no shares of capital stock or other equity securities or voting interest in the Company are issued, reserved for issuance, or outstanding. Since the date of this Agreement, no shares of capital stock or other equity securities or voting interest in the Company have been issued or reserved for issuance or become outstanding, other than shares described in this Section 4(d) that have been issued upon the exercise of outstanding Options granted under the Stock Plans and other than the Offered Shares, including the Backstop Acquired Shares to be issued hereunder. Except as described in this Section 4(d), and other than the Second Amended and Restated Stockholders Agreement, dated as of March 14, 2007, by and among the Company and the stockholders named therein and the Stockholders’ Agreement, dated as of May 2, 2017, between the Company, Elliott Associates, L.P., and Brockdale Investments LP (as amended by Amendment No. 1 dated March 1, 2018), neither the Company nor any of its Subsidiaries is party to or otherwise bound by or subject to any outstanding option, warrant, call, subscription, or other right (including any preemptive right), agreement, or commitment that (w) obligates the Company or any of its Subsidiaries to issue, deliver, sell, or transfer, or repurchase, redeem, or otherwise acquire, or cause to be issued, delivered, sold, or transferred, or repurchased, redeemed, or otherwise acquired, any shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries, (x) obligates the Company or any of its Subsidiaries to issue, grant, extend, or enter into any such option, warrant, call, right, security, commitment, contract, arrangement, or undertaking, (y) restricts the transfer of any shares of capital stock of the Company (other than pursuant to restricted stock award agreements under the Stock Plans), or (z) relates to the voting of any shares of capital stock of the Company. All issued and outstanding shares of capital stock and equity interests (as applicable) of each Subsidiary are owned beneficially and of record by the Company or another Subsidiary, free and clear of any and all liabilities, obligations, liens, security interests, mortgages, pledges, charges, or similar encumbrances, other than as provided under the Credit Agreement, dated July 21, 2017, among the Company, BMO Harris Bank N.A., the lenders (as defined therein), and the other parties thereto, as amended on each of December 15, 2017, January 30, 2018, March 14, 2018, August 3, 2018, and September 19, 2018 (the “ABL Facility”).

(e) Issuance. The Offered Shares to be issued and sold by the Company to Holders pursuant to the Rights Offering, when such Offered Shares are issued and delivered against payment therefor, will, upon receipt of approval of the Rights Offering Proposals, be duly authorized, validly issued and delivered, and fully paid and nonassessable, free and clear of all taxes, liens, preemptive rights, rights of first refusal, subscription, and similar rights. The Backstop Acquired Shares, if any, to be issued and sold by the Company to Elliott hereunder, when such Backstop Acquired Shares are issued and delivered against payment therefor by Elliott hereunder will, upon receipt of approval of the Company’s stockholders, be duly authorized, validly issued and delivered, and fully paid and nonassessable, free and clear of all taxes, liens, preemptive rights, rights of first refusal, subscription, and similar rights.

(f) No Conflict. Other than as set forth on Schedule 4(f), the distribution of the Rights, the sale, issuance, and delivery of the Offered Shares upon exercise of the Rights, the issuance and delivery of the Backstop Acquired Shares in accordance with the terms hereof, the consummation of the Rights Offering by the Company, and the execution and delivery by the Company of the Transaction Agreements and performance of and compliance with all of the provisions hereof and thereof by the Company and the consummation of the transactions contemplated herein and therein, including, for the avoidance of doubt, any change of control of the Company that may result from such transactions (i) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws of the Company or any of the organizational or governance documents of its Subsidiaries, and (iii) will not result in any violation of, or any termination or impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except in any such case described in subclauses (i) and (iii) for any conflict, breach, violation, default, acceleration, lien, termination, or impairment which does not involve any agreement or plan with or for the benefit of any employee of the Company or any of its Subsidiaries and which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(g) Consents and Approvals. No consent, approval, authorization, order, registration, or qualification of or with any third party or any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties is required for the distribution of the Rights, the sale, issuance, and delivery of the Offered Shares upon exercise of the Rights, the issuance and delivery of the Backstop Acquired Shares in accordance with the terms hereof, the consummation of the Rights Offering by the Company, and the execution and delivery by the Company of the Transaction Agreements and performance of and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except (i) the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the issuance of the Rights and the Offered Shares pursuant to the exercise of Rights, (ii) filings with respect to and the expiration or termination of the waiting period under the HSR Act, relating to the sale or issuance of Backstop Acquired Shares to Elliott, and (iii) such consents, approvals, authorizations, registrations, or qualifications (y) as may be required under state securities or Blue Sky laws in connection with the purchase of the Backstop Acquired Shares by Elliott, or the distribution of the Rights and the sale of the

Offered Shares to Holders, or (z) pursuant to the rules of the New York Stock Exchange (“NYSE”), including the requisite approval of the Company’s stockholders of the issuance and sale of shares of Common Stock pursuant to the Backstop Commitment in accordance with this Agreement.

(h) Arm’s Length. The Company acknowledges and agrees that Elliott is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person or entity. Additionally, Elliott is not advising the Company or any other person or entity as to any legal, tax, investment, accounting, or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Elliott shall have no responsibility or liability to the Company, its stockholders, and directors not affiliated with Elliott, or its officers, employees, advisors, or other representatives with respect thereto. Any review by Elliott of the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Elliott and shall not be on behalf of the Company, its stockholders, and directors not affiliated with Elliott, or its officers, employees, advisors, or other representatives and shall not affect any of the representations or warranties contained herein or the remedies of Elliott with respect thereto.

(i) Company SEC Documents. Except as set forth on Schedule 4(i), the Company has filed all required reports, proxy statements, forms, and other documents with the Securities and Exchange Commission (the “Commission”) since January 1, 2016 (collectively, the “Company SEC Documents”). Each of the Company SEC Documents, as of its respective date, complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the Commission promulgated thereunder applicable to such Company SEC Documents and, except as set forth on Schedule 4(i), or to the extent that information contained in any Company SEC Document has been amended, revised or superseded by a later filed Company SEC Document filed and publicly available prior to the date of this Agreement, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) Financial Statements; No Undisclosed Liabilities.

(i) Except as set forth on Schedule 4(j)(i), the Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that are reasonably designed to ensure that material information relating to the Company and its consolidated Subsidiaries is made known to the individuals responsible for the preparation of the Company’s filings with the Commission and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the Board’s audit committee (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. There is no transaction, arrangement or other relationship between the Company and/or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Company SEC Documents and is not so disclosed. The financial statements and related notes of the Company and its consolidated Subsidiaries included or incorporated by reference in the Company SEC Documents (the “Financial Statements”), and to be included or incorporated by reference in the Registration Statement and the Prospectus (as defined below) fairly present or will fairly present, as the case may be, in all material respects, the Company’s consolidated financial condition, results of operations, and cash flows for the dates or periods indicated thereon. Such financial statements have been or will be, as the case may be, prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied in all material respects on a consistent basis throughout the periods indicated.

(ii) Except as set forth on Schedule 4(j)(ii) and except for (i) those liabilities that are reflected or reserved for in the Financial Statements, (ii) liabilities incurred since December 31, 2016 in the ordinary course of business consistent with past practice (it being agreed that a violation of law in any material respect or a material litigation or other adverse proceeding shall not be deemed ordinary course), (iii) liabilities incurred pursuant to the transactions contemplated by this Agreement, and (iv) (x) liabilities that would be required to be included on a balance sheet prepared in accordance with GAAP that would not, individually or in the aggregate, be materially adverse to the Company and/or any of its Subsidiaries, taken as a whole, and (y) other liabilities that would not, individually or in the aggregate, have a Material Adverse Effect, the Company does not have any liabilities or obligations of any nature whatsoever (whether accrued, absolute, contingent, or otherwise).

(k) Registration Statement and Prospectus. The Registration Statement and any post-effective amendment thereto, as of the Securities Act Effective Date (as defined below), and each Issuer Free Writing Prospectus (as defined below), at the time of use thereof, will comply in all material respects with the Securities Act and the rules and regulations promulgated thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the applicable date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time of its distribution and at the Expiration Time, the Investment Decision Package (as defined below) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Preliminary Prospectus (as defined below), at the time of filing thereof, will comply in all material respects with the Securities Act and the rules and regulations promulgated thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Proxy Statement (as defined below), at the time of filing thereof, will comply in all material respects with the Exchange Act and the rules and regulations promulgated thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation and warranty with respect to any statements or omissions made in reliance on and in conformity with information relating to Elliott furnished to the Company in writing by Elliott expressly for use in the Registration Statement, the Prospectus, and the Proxy Statement and any amendment or supplement thereto.

For the purposes of this Agreement, (i) the term “Registration Statement” means the Registration Statement on Form S-1 (No. 333-227428) filed with the Commission relating to the Rights Offering, including all exhibits thereto, as amended as of the Securities Act Effective Date, and any post-effective amendment thereto that becomes effective; (ii) the term “Prospectus” means the final prospectus contained in the Registration Statement at the Securities Act Effective Date (including information, if any, omitted pursuant to Rule 430A and subsequently provided pursuant to Rule 424(b) under the Securities Act), and any amended form of such prospectus provided under Rule 424(b) under the Securities Act or contained in a post-effective amendment to the Registration Statement; (iii) the term “Investment Decision Package” means the Prospectus, together with any Issuer Free Writing Prospectus used by the Company to offer the Offered Shares to Holders pursuant to the Rights Offering, (iv) the term “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 of the rules promulgated under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the Rights Offering, (v) the term “Preliminary Prospectus” means each prospectus included in the Registration Statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act, and the prospectus included in the Registration Statement, at the time of effectiveness that omits information permitted to be excluded under Rule 430A under the Securities Act; (vi) the term “Securities Act Effective Date” means the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, was declared effective by the Commission; and (vii) the term “Proxy Statement”

means the proxy statement, and all amendments or supplements thereto, if any, soliciting the approval of, among other proposals, the Company’s stockholders of the Rights Offering Proposals.

(l) Absence of Certain Changes. Since September 30, 2018, other than as disclosed in the Company SEC Documents filed before the date hereof, and except for actions required to be taken pursuant to the Transaction Agreements, (i) there has not been any change in the capital stock of the Company or its Subsidiaries from that set forth in Section 4(d) or any material change in long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid, or made by the Company on any class of capital stock; and (ii) the Company has been operated in the ordinary course of business, consistent with past practice, and no Effect has occurred that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m) Compliance with Laws. The Company and each of its Subsidiaries conduct their businesses in compliance with all applicable laws and applicable stock exchange requirements, except for any noncompliance that would not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect.

(n) Litigation. Except as set forth on Schedule 4(n), there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, except actions, suits or proceedings which would not reasonably be expected to be, individually or in the aggregate, material to the Company. Neither the Company nor any of its Subsidiaries is in violation of any order, statute, rule or regulation of any governmental agency, except as would not reasonably be expected individually or in the aggregate, to have a Material Adverse Effect.

(o) No Broker’s Fees. Except for a dealer manager agreement and engagement letter, each entered into between the Company and Barclays Capital Inc., neither the Company nor any of its Subsidiaries is a party to any contract, agreement, or understanding with any person that would give rise to a valid claim against the Company for a financial advisory fee, brokerage commission, finder’s fee, or like payment in connection with the Rights Offering, including the issuance of the Offered Shares upon exercise of Rights or the issuance and sale of the Backstop Acquired Shares in accordance with the terms hereof.

(p) No Reliance. The Company acknowledges that it is not relying upon any representation or warranty made by Elliott not expressly set forth in this Agreement.

5. Representations and Warranties of Elliott Associates. Elliott Associates represents and warrants and agrees with the Company as set forth below. Each such representation, warranty, and agreement is made as of the date hereof and as of the Closing Date.

(a) Formation. Elliott Associates has been duly formed and is validly existing as a corporation in good standing under the laws of Delaware.

(b) Power and Authority. Elliott Associates has the requisite corporate power and authority to enter into, execute, and deliver this Agreement and the other Transaction Agreements and to perform its obligations hereunder and thereunder and has taken all necessary corporate action required for the due authorization of the Transaction Agreements.

(c) Execution and Delivery. This Agreement is and each other Transaction Agreement will be, at or prior to the Closing Date, duly and validly executed and delivered by Elliott Associates and constitutes, or, when executed and delivered, will constitute, a valid and binding obligation of Elliott Associates, enforceable against Elliott Associates in accordance with its terms, except as may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting the enforcement of creditors’ rights generally, and subject to principles of equity and public policy.

(d) No Registration. Elliott Associates understands that the Backstop Acquired Shares and the Investor Offered Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Elliott Associates’ representations as expressed herein or otherwise made pursuant hereto.

(e) Investment Intent. Elliott Associates is acquiring the Backstop Acquired Shares and the Investor Offered Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and Elliott Associates has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities laws.

(f) Securities Laws Compliance. The Backstop Acquired Shares and Investor Offered Shares will not be offered for sale, sold, or otherwise transferred by Elliott Associates except pursuant to a registration statement or in a transaction exempt from, or not subject to, registration under the Securities Act and any applicable state securities laws.

(g) Sophistication. Without derogating from or limiting the representations and warranties of the Company in this Agreement, Elliott Associates has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Backstop Acquired Shares and the Investor Offered Shares being acquired hereunder. Elliott Associates understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Backstop Acquired Shares and the Investor Offered Shares for an indefinite period of time). Without derogating from or limiting the representations and warranties of the Company, Elliott Associates acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the information contained herein.

(h) Legended Securities. Elliott Associates understands and acknowledges that, upon the original issuance thereof and until such time as the same is no longer required under any applicable requirements of the Securities Act or applicable state securities laws, the Company and its transfer agent shall make such notation in the stock book and transfer records of the Company as may be necessary to record that the Backstop Acquired Shares and the Investor Offered Shares have not been registered under the Securities Act and that the Backstop Acquired Shares and Investor Offered Shares may not be resold without registration under the Securities Act or pursuant to an exemption from the registration requirements thereof.

(i) No Conflict. Assuming the accuracy of the representations and warranties of the Company hereunder, the purchase of the Backstop Acquired Shares by Elliott Associates, the purchase of the Investor Offered Shares by Elliott Associates, the execution and delivery by Elliott Associates of each of the Transaction Agreements to which it is a party and the performance of and compliance with all of the provisions hereof and thereof by Elliott Associates, and the consummation of the transactions contemplated herein and therein (i) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Elliott Associates is a party or by which Elliott Associates is bound or to which any of the property or assets of Elliott Associates or any of its Subsidiaries is subject, (ii) will not result in any violation of the provisions of the certificate of incorporation, bylaws, or similar governance documents of Elliott Associates, and (iii) will not result in any material violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule, or regulation of any court or governmental agency or body having jurisdiction over Elliott Associates or any of its properties, except in any such case described in subclauses (i) and (iii) for any conflict, breach, violation, default, acceleration, or lien which would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely affect Elliott Associates’ performance of its obligations under this Agreement.

(j) Consents and Approvals. Assuming the accuracy of the representations and warranties of the Company hereunder, no consent, approval, authorization, order, registration, or qualification of or with any court or governmental agency or body having jurisdiction over Elliott Associates or any of its properties is required to be obtained or made by Elliott Associates for the purchase of the Backstop Acquired Shares and the purchase of the Investor Offered Shares in accordance with the terms hereof and the execution and delivery by Elliott Associates of this Agreement or the other Transaction Agreements to which it is a party and performance of and compliance by Elliott Associates with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except filings with respect to and the expiration or termination of the waiting period under the HSR Act relating to the purchase of Backstop Acquired Shares and the purchase of the Investor Offered Shares and except for any consent, approval, authorization, order, registration, or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely affect Elliott Associates’ performance of its obligations under this Agreement.

(k) Arm’s Length. Elliott Associates acknowledges and agrees that the Company is acting solely in the capacity of an arm’s length contractual counterparty to Elliott Associates with respect to the transactions contemplated hereby. Additionally, without derogating from or limiting the representations and warranties of the Company, Elliott Associates is not relying on the Company for any legal, tax, investment, accounting, or regulatory advice, except as specifically set forth in this Agreement. Without derogating from or limiting the representations and warranties of the Company, Elliott Associates has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

(l) Information Furnished. Information relating to Elliott Associates furnished to the Company in writing by Elliott Associates expressly for use in the SEC Transaction Documents (as defined below) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(m) No Reliance. Elliott Associates acknowledges that it is not relying upon any representation or warranty made by the Company not expressly set forth in this Agreement.

6. Representations and Warranties of Elliott International. Elliott International represents and warrants and agrees with the Company as set forth below. Each such representation, warranty, and agreement is made as of the date hereof and as of the Closing Date.

(a) Formation. Elliott International has been duly formed and is validly existing as a corporation in good standing under the laws of the Cayman Islands, British West Indies.

(b) Power and Authority. Elliott International has the requisite corporate power and authority to enter into, execute, and deliver this Agreement and the other Transaction Agreements and to perform its obligations hereunder and thereunder and has taken all necessary corporate action required for the due authorization of the Transaction Agreements.

(c) Execution and Delivery. This Agreement is and each other Transaction Agreement will be, at or prior to the Closing Date, duly and validly executed and delivered by Elliott International and constitutes, or, when executed and delivered, will constitute, a valid and binding obligation of Elliott International, enforceable against Elliott International in accordance with its terms, except as may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting the enforcement of creditors’ rights generally, and subject to principles of equity and public policy.

(d) No Registration. Elliott International understands that the Backstop Acquired Shares and the Investor Offered Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Elliott International’ representations as expressed herein or otherwise made pursuant hereto.

(e) Investment Intent. Elliott International is acquiring the Backstop Acquired Shares and the Investor Offered Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and Elliott International has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities laws.

(f) Securities Laws Compliance. The Backstop Acquired Shares and Investor Offered Shares will not be offered for sale, sold, or otherwise transferred by Elliott International except pursuant to a registration statement or in a transaction exempt from, or not subject to, registration under the Securities Act and any applicable state securities laws.

(g) Sophistication. Without derogating from or limiting the representations and warranties of the Company in this Agreement, Elliott International has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Backstop Acquired Shares and the Investor Offered Shares being acquired hereunder. Elliott International understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Backstop Acquired Shares and the Investor Offered Shares for an indefinite period of time). Without derogating from or limiting the representations and warranties of the Company, Elliott International acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the information contained herein.

(h) Legended Securities. Elliott International understands and acknowledges that, upon the original issuance thereof and until such time as the same is no longer required under any applicable requirements of the Securities Act or applicable state securities laws, the Company and its transfer agent shall make such notation in the stock book and transfer records of the Company as may be necessary to record that the Backstop Acquired Shares and the Investor Offered Shares have not been registered under the Securities Act and that the Backstop Acquired Shares and Investor Offered Shares may not be resold without registration under the Securities Act or pursuant to an exemption from the registration requirements thereof.

(i) No Conflict. Assuming the accuracy of the representations and warranties of the Company hereunder, the purchase of the Backstop Acquired Shares by Elliott International, the purchase of the Investor Offered Shares by Elliott International, the execution and delivery by Elliott International of each of the Transaction Agreements to which it is a party and the performance of and compliance with all of the provisions hereof and thereof by Elliott International, and the consummation of the transactions contemplated herein and therein (i) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Elliott International is a party or by which Elliott International is bound or to which any of the property or assets of Elliott International or any of its Subsidiaries is subject, (ii) will not result in any violation of the provisions of the certificate of incorporation, bylaws, or similar governance documents of Elliott International, and (iii) will not result in any material violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule, or regulation of any court or governmental agency or body having jurisdiction over Elliott International or any of its properties, except in any such case described in subclauses (i) and (iii) for any conflict, breach, violation, default, acceleration, or lien which would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely affect Elliott International’ performance of its obligations under this Agreement.

(j) Consents and Approvals. Assuming the accuracy of the representations and warranties of the Company hereunder, no consent, approval, authorization, order, registration, or qualification of or with any court or governmental agency or body having jurisdiction over Elliott International or any of its properties is required to be obtained or made by Elliott International for the purchase of the Backstop Acquired Shares and the purchase of the Investor Offered Shares in accordance with the terms hereof and the execution and delivery by Elliott International of this Agreement or the other Transaction Agreements to which it is a party and performance of and compliance by Elliott International with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except filings with respect to and the expiration or termination of the waiting period under the HSR Act relating to the purchase of Backstop Acquired Shares and the purchase of the Investor Offered Shares and except for any consent, approval, authorization, order, registration, or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit, materially delay, or materially and adversely affect Elliott International’ performance of its obligations under this Agreement.

(k) Arm’s Length. Elliott International acknowledges and agrees that the Company is acting solely in the capacity of an arm’s length contractual counterparty to Elliott International with respect to the transactions contemplated hereby. Additionally, without derogating from or limiting the representations and warranties of the Company, Elliott International is not relying on the Company for any legal, tax, investment, accounting, or regulatory advice, except as specifically set forth in this Agreement. Without derogating from or limiting the representations and warranties of the Company, Elliott International has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

(l) Information Furnished. Information relating to Elliott International furnished to the Company in writing by Elliott International expressly for use in the SEC Transaction Documents (as defined below) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(m) No Reliance. Elliott International acknowledges that it is not relying upon any representation or warranty made by the Company not expressly set forth in this Agreement.

7. Additional Covenants of the Company. Without derogating from the obligations of the Company set forth elsewhere in this Agreement, the Company agrees with Elliott as set forth below.

(a) Registration Statement and Proxy Statement.

(i) The Proxy Statement and the Registration Statement (the “SEC Transaction Documents”) filed with the Commission shall be consistent in all material respects with the last forms of such documents provided to Elliott and its counsel to review prior to the filing thereof. The Company shall: (x) provide Elliott with a reasonable opportunity to review any SEC Transaction Document that is amended after the date hereof prior to its filing with the Commission and shall duly consider in good faith any comments of Elliott and its counsel; (y) advise Elliott promptly of the time when each of the SEC Transaction Documents has been filed and when the Registration Statement has become effective or any Prospectus or Prospectus supplement has been filed and shall furnish Elliott with copies thereof; and (z) advise Elliott promptly after it receives notice of any comments or inquiries by the Commission (and furnish Elliott with copies of any correspondence related thereto), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any SEC Transaction Document, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for amending or supplementing any SEC Transaction Document or for additional information, and in each such case, provide Elliott with a reasonable opportunity to review any such comments, inquiries, request, or other communication from the Commission and to review any responses thereto and any amendment or supplement to any SEC Transaction Document before any filing with the Commission, and to duly consider in good faith any comments of Elliott and its counsel and in the event of the issuance of any stop order or of any order preventing or suspending the use of any SEC Transaction Document or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

(ii) The Company shall use its reasonable best efforts to have the Proxy Statement and the Registration Statement cleared or declared effective, as the case may be, by the Commission as promptly as practicable after they are filed with the Commission. The Company shall take all action as may be necessary or advisable so that the Rights Offering and the issuance and sale of the Backstop Acquired Shares and the Investor Offered Shares and the other transactions contemplated by this Agreement may be effected in accordance with the applicable provisions of the Securities Act and the Exchange Act and any state or foreign securities or Blue Sky laws.

(iii) The Company shall cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable after the Proxy Statement is cleared by the Commission. Subject to applicable law, the Board shall set the Record Date, and the Company shall take all action necessary, in accordance with and subject to the General Corporation Law of the State of Delaware and the Company’s Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, to duly call, give notice of, and convene and hold, as promptly as practicable, an annual meeting of its stockholders to consider and vote upon, among other proposals, the Rights Offering Proposals, to the extent required by applicable law or regulations or the rules of the NYSE. The Company shall use its reasonable best efforts to obtain the requisite stockholder approval of the Rights Offering Proposals.

(iv) If at any time prior to the Expiration Time, any event occurs as a result of which the Investment Decision Package, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Investment Decision Package to comply with applicable law, the Company will promptly notify Elliott of any such event and prepare an amendment or supplement to the Investment Decision Package that will correct such statement or omission or effect such compliance.

(b) Listing. The Company shall use its commercially reasonable efforts to list and maintain the listing of the Common Stock, including the Offered Shares, on the NYSE and to list and maintain the listing of the Rights on the NYSE so long as the Company’ Common Stock is listed and trading on the NYSE; provided, however, that the Company shall have no obligation to list and maintain the listing of the Common Stock, including the Offered Shares, on the NYSE and shall have no obligation to list and maintain the listing of the Rights on the NYSE in the event the Company’s Common Stock ceases to be listed and traded on the NYSE on or prior to the Closing Date.

(c) Rule 158. The Company will generally make available to the Company’s security holders as soon as practicable an earnings statement of the Company covering a twelve-month period beginning after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act.

(d) Ordinary Course of Business; Actions Regarding Conditions. During the period from the date of this Agreement to the Closing Date, the Company shall conduct its business, and shall cause its Subsidiaries to conduct their business, in the ordinary course and consistent with the Company’s and its Subsidiaries’ past practice; and the Company for itself and on behalf of its Subsidiaries agrees to use its commercially reasonable efforts to preserve substantially intact their business organizations and goodwill, to keep available the services of those of their present officers, employees, and consultants who are integral to the operation of their businesses as presently conducted, and to preserve their present relationships with significant customers and suppliers and with other persons with whom they have significant business relations; and, except as contemplated by the Rights Offering, this Agreement, or the other Transaction Agreements or as required by applicable law, the Company shall not take any action or omit to take any action that would reasonably be expected to result in the Company’s failure to satisfy the conditions to the Agreement set forth in Section 11.

(e) Reasonable Best Efforts. The Company shall use its reasonable best efforts (and shall cause its Subsidiaries to use their respective reasonable best efforts) to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper, or advisable on its or their part under this Agreement and applicable laws to cooperate with Elliott and to consummate and make effective the transactions contemplated by this Agreement, including:

(i) defending any lawsuits or other actions or proceedings, whether judicial or administrative, challenging this Agreement or any other agreement contemplated by this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

(ii) executing, delivering, and filing, as applicable, any additional ancillary instruments, documents, or agreements necessary to consummate the transactions contemplated by this Agreement and the other Transaction Agreements and to fully carry out the purposes of this Agreement and the transactions contemplated hereby and thereby, including, without limitation, an amended and restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), in the form attached hereto as Exhibit A and a Stockholders’ Agreement (the “Stockholders’ Agreement”) in the form attached hereto as Exhibit B.

8. Additional Covenants of Elliott Associates. Elliott Associates agrees with the Company:

(a) Information. To provide the Company with such information as the Company reasonably requests regarding Elliott Associates expressly for inclusion in the SEC Transaction Documents and that is required under applicable law.

(b) Cooperation. Subject to Section 2(e), Elliott Associates shall use its commercially reasonable efforts to cooperate with the Company and to consummate and make effective the transactions contemplated by this Agreement in accordance with its terms, including executing, delivering, and filing, as applicable, any additional ancillary instruments or agreements necessary to consummate the transactions contemplated by this Agreement in accordance with its terms and to fully carry out the purposes of this Agreement and the transactions contemplated hereby, including:

(i) causing the shares of Common Stock beneficially owned by Elliott and its controlled affiliates to be voted in favor of the Rights Offering Proposals pursuant to the terms hereof at the annual meeting of stockholders to be held prior to consummation of the Rights Offering;

(ii) defending any lawsuits or other actions or proceedings to which Elliott Associates has been named a party, whether judicial or administrative, challenging this Agreement or any other agreement contemplated by this Agreement or the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed;

(iii) not exercising any Over-Subscription Right granted to Elliott Associates pursuant to the Rights Offering; and

(iv) executing, delivering, and filing, as applicable, any additional ancillary instruments, documents, or agreements necessary to consummate the transactions contemplated by this Agreement and the other Transaction Agreements in accordance with their terms and to fully carry out the purposes of this Agreement and the transactions contemplated hereby and thereby, including, without limitation, the A&R Registration Rights Agreement and the Stockholders’ Agreement.

(c) No Transfer of Rights. During the Subscription Period, Elliott Associates will not, without the prior written consent of the Special Committee, sell, assign, transfer, convey, hypothecate, pledge, encumber, grant a security interest in, or otherwise dispose of (whether by operation of law or otherwise), in whole or in part, or directly or indirectly enter into, or cause to become subject to, any option, warrant, purchase right, or other contract or commitment that could require Elliott Associates to sell, assign, transfer, convey, hypothecate, pledge, encumber, grant a security interest in, or otherwise dispose of (whether by operation of law or otherwise), in whole or in part (“Transfer”), any Rights distributed, directly or indirectly, to Elliott Associates by the Company pursuant to the Rights Offering; provided however, that Elliott Associates may Transfer all or any portion of its Rights to one or more of its affiliates, which shall agree in writing to take such Rights subject to, and to comply with, the terms of this Agreement.

(d) No Transfer of Common Stock. Until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Section 14, Elliott Associates will not, without the prior written consent of the Special Committee, Transfer any shares of Common Stock held, directly or indirectly, by Elliott Associates; provided, however, that Elliott Associates may Transfer all or any portion of its shares of Common Stock to one or more of its affiliates, which shall agree in writing to take such securities subject to, and to comply with, the terms of this Agreement.

(e) No Stabilization. Elliott Associates will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock in violation of applicable law.

9. Additional Covenants of Elliott International. Elliott International agrees with the Company:

(a) Information. To provide the Company with such information as the Company reasonably requests regarding Elliott International expressly for inclusion in the SEC Transaction Documents and that is required under applicable law.

(b) Cooperation. Subject to Section 2(e), Elliott International shall use its commercially reasonable efforts to cooperate with the Company and to consummate and make effective the transactions contemplated by this Agreement in accordance with its terms, including executing, delivering, and filing, as applicable, any additional ancillary instruments or agreements necessary to consummate the transactions contemplated by this Agreement in accordance with its terms and to fully carry out the purposes of this Agreement and the transactions contemplated hereby, including:

(i) causing the shares of Common Stock beneficially owned by Elliott and its controlled affiliates to be voted in favor of the Rights Offering Proposals pursuant to the terms hereof at the annual meeting of stockholders to be held prior to consummation of the Rights Offering;

(ii) defending any lawsuits or other actions or proceedings to which Elliott International has been named a party, whether judicial or administrative, challenging this Agreement or any other agreement contemplated by this Agreement or the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed;

(iii) not exercising any Over-Subscription Right granted to Elliott International pursuant to the Rights Offering; and

(iv) executing, delivering, and filing, as applicable, any additional ancillary instruments, documents, or agreements necessary to consummate the transactions contemplated by this Agreement and the other Transaction Agreements in accordance with their terms and to fully carry out the purposes of this Agreement and the transactions contemplated hereby and thereby, including, without limitation, the A&R Registration Rights Agreement and the Stockholders’ Agreement.

(c) No Transfer of Rights. During the Subscription Period, Elliott International will not, without the prior written consent of the Special Committee, sell, assign, transfer, convey, hypothecate, pledge, encumber, grant a security interest in, or otherwise dispose of (whether by operation of law or otherwise), in whole or in part, or directly or indirectly enter into, or cause to become subject to, any option, warrant, purchase right, or other contract or commitment that could require Elliott International to sell, assign, transfer, convey, hypothecate, pledge, encumber, grant a security interest in, or otherwise dispose of (whether by operation of law or otherwise), in whole or in part (“Transfer”), any Rights distributed, directly or indirectly, to Elliott International by the Company pursuant to the Rights Offering; provided, however, that Elliott International may Transfer all or any portion of its Rights to one or more of its affiliates, which shall agree in writing to take such Rights subject to, and to comply with, the terms of this Agreement.

(d) No Transfer of Common Stock. Until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Section 14, Elliott International will not, without the prior written consent of the Special Committee, Transfer any shares of Common Stock held, directly or indirectly, by Elliott International; provided however, that Elliott International may Transfer all or any portion of its shares of Common Stock to one or more of its affiliates, which shall agree in writing to take such securities subject to, and to comply with, the terms of this Agreement.

(e) No Stabilization. Elliott International will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock in violation of applicable law.

10. Additional Joint Covenant of Company, Elliott Associates, and Elliott International. Each of the Company, Elliott Associates, and Elliott International agree to use its respective commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary under the HSR Act to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Agreements, including, to the extent permitted by applicable law, furnishing all information required by applicable law in connection with approvals of or filings with any governmental authority, and filing, or causing to be filed, as promptly as practicable, any required notification and report forms under other applicable competition laws with the applicable governmental antitrust authority. Each party shall consult with each other party as to the appropriate time of filing such notifications and shall agree upon the timing of such filings. Subject to appropriate confidentiality safeguards, each party shall, to the extent permitted by applicable law, (i) respond promptly to any request for additional information made by the antitrust agency; (ii) promptly notify counsel to each other party of, and if in writing, furnish counsel to each other party with copies of (or, in the case of material oral communications, advise the other party orally of) any communications from or with the antitrust agency in connection with any of the transactions contemplated by this Agreement; (iii) not participate in any meeting with the antitrust agency unless it consults with counsel to each other party in advance and, to the extent permitted by the agency, give each other party a reasonable opportunity to attend and participate thereat; (iv) furnish counsel to each other party with copies of all correspondence, filings, and communications between it and the antitrust agency with respect to any of the transactions contemplated by this Agreement; and (v) furnish counsel to each other party with such necessary information and reasonable assistance as may be reasonably necessary in connection with the preparation of necessary filings or submission of information to the antitrust agency. Each party shall use its commercially reasonable efforts to cause the waiting periods under the applicable competition laws to terminate or expire at the earliest possible date after the date of filing with any such antitrust agency.

Notwithstanding anything in this Agreement to the contrary, nothing shall require Elliott Associates, Elliott International, or their affiliates or the Company or its Subsidiaries to dispose of any of its or its respective Subsidiaries’ or its affiliates’ assets or to limit its freedom of action with respect to any of its or its respective Subsidiaries’ businesses, or to consent to any disposition of the Company’s or its Subsidiaries’ assets or limits on the Company’s or its Subsidiaries’ freedom of action with respect to the conduct of any of its or its Subsidiaries’ businesses, or to commit or agree to any of the foregoing, and nothing in this Agreement shall authorize the Company or any of the Company’s Subsidiaries to commit or agree to any of the foregoing, to obtain any consents, approvals, permits, or authorizations to remove any impediments to the transactions contemplated hereby or by any other Transaction Agreement relating to antitrust or competition laws or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any action relating to antitrust or competition laws.

11. Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s and Elliott’s Obligations under this Agreement. The obligations of the Company and Elliott to consummate the transactions contemplated hereby with respect to the Investor Offered Shares and the Backstop Acquired Shares shall be subject to the satisfaction prior to the Closing Date of each of the following conditions (which may be waived in whole or in part by the Company or Elliott in their sole discretion):

(i) Registration Statement Effectiveness. The Registration Statement shall have been declared effective by the Commission and shall continue to be effective and no stop order shall have been entered by the Commission with respect thereto.

(ii) Rights Offering. The Rights Offering shall have been conducted in all material respects in accordance with this Agreement and shall have been consummated without the waiver of any condition thereto.

(iii) Consents. All material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the transactions contemplated by this Agreement, including the Rights Offering, shall have been made or received.

(iv) Antitrust Approvals. All terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act or any other competition laws or regulations shall have occurred.

(v) No Legal Impediment to Issuance. No action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state, or foreign court shall have been issued that, in each case, prohibits the implementation of the Rights Offering, and the issuance and sale of Common Stock in the Rights Offering, or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the Rights Offering and the issuance and sale of Common Stock in the Rights Offering.

(vi) Stockholder Approval. Stockholder approval of the Rights Offering Proposals shall have been received in accordance with the Proxy Statement.

(vii) NYSE. The Offered Shares shall have been approved for listing on the NYSE, subject to official notice of issuance; provided, however, that this condition shall not apply in the event the Company’s Common Stock ceases to be listed and traded on the NYSE on or prior to the Closing Date.

(viii) No Restriction on Redemption of Preferred Stock. There shall be no restrictions on the Company’s ability to redeem all outstanding shares of the Company’s Preferred Stock in accordance with the terms of this Agreement.

(b) Additional Conditions to the Company’s Obligations under this Agreement. In addition to the conditions set forth in Section 11(a) above, the obligation of the Company to consummate the transactions contemplated hereby with respect to the Investor Offered Shares and the Backstop Acquired Shares shall be subject to the satisfaction prior to the Closing Date of each of the following conditions (which may not be waived, in whole or in part, without the prior written consent of Elliott):

(i) Representations and Warranties. The representations and warranties of Elliott contained in this Agreement shall be true and correct (disregarding all qualifications and exceptions contained therein relating to materiality or material adverse effect on Elliott’s performance of its obligations or similar qualifications) as of the date hereof and as of the Closing Date with the same effect as if made on the Closing Date (except for the representations and warranties made as of a specified date, which shall be true and correct only as such specified date), except with respect to Elliott’s representations in all Sections other than Sections 5(b), 5(c), 6(b), and 6(c) where the failure to be so true and correct, individually or in the aggregate, has not prohibited, materially delayed, or materially and adversely affected, and would not reasonably be expected to prohibit, materially delay, or materially and adversely affect, Elliott’s performance of its obligations under this Agreement.

(ii) Covenants. Elliott shall have performed and complied in all material respects with all of its covenants and agreements contained in this Agreement and in any other Transaction Agreement required to be performed or complied with on or prior to the Closing Date, including, without limitation, entering into the Registration Rights Agreement.

(c) Additional Conditions to Elliott’s Obligations under this Agreement. In addition to the conditions set forth in Section 11(a) above, the obligation of Elliott to consummate the transactions contemplated hereby with respect to the Investor Offered Shares and the Backstop Acquired Shares shall be subject to the satisfaction prior to the Closing Date of each of the following conditions (which may be waived in whole or in part by Elliott in its sole discretion):

(i) Intentionally Omitted.

(ii) Lender Waivers. Each of BMO Harris Bank, N.A., JPMorgan Chase Bank N.A., and Wells Fargo Bank, N.A. shall have executed a waiver of the necessary provisions under the Company’s ABL Facility to (i) avoid the mandatory use of proceeds received in the Rights Offering to prepay the principal outstanding under such ABL Facility and (ii) waive any event of default that may be deemed to occur as a result of the consummation of the Rights Offering and the issuance of Common Stock pursuant to the Backstop Commitment.

(iii) A&R Registration Rights Agreement. The Company shall have executed and delivered to Elliott the A&R Registration Rights Agreement.

(iv) Stockholders’ Agreement. The Company shall have executed and delivered to Elliott the Stockholders’ Agreement.

(v) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), other than with respect to the representations in Sections 4(b), 4(c), 4(d), 4(e), 4(k) and 4(l)(ii), which shall be true and correct in all respects.

(vi) Covenants. The Company shall have performed and complied in all material respects with all of its covenants and agreements contained in this Agreement and in any other Transaction Agreement required to be performed or complied with on or prior to the Closing Date.

(vii) Corporate Governance Changes. The Company shall have taken all necessary and required corporate action (including having obtained the requisite stockholder approval of the Rights Offering Proposals) to adopt and shall have implemented the corporate governance changes set forth on Schedule 11(c)(vii).

(d) Conditions to the Company’s Obligations to Consummate the Rights Offering. The obligation of the Company to consummate the Rights Offering shall be subject to the satisfaction prior to the closing of the Rights Offering of each of the following conditions (which may be waived in whole or in part by the Company with the consent of Elliott):

(i) Rights Offering. The Rights Offering shall have been conducted in all material respects in accordance with this Agreement.

(ii) Consents. All material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the Rights Offering shall have been made or received in accordance with the Proxy Statement.

(iii) No Legal Impediment to Issuance. No action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state, or foreign court shall have been issued that, in each case, prohibits the implementation of the Rights Offering and the issuance and sale of Common Stock in the Rights Offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the Rights Offering and the issuance and sale of Common Stock in the Rights Offering.

(iv) Registration Statement Effectiveness. The Registration Statement shall have been declared effective by the Commission and shall continue to be effective and no stop order shall have been entered by the Commission with respect thereto.

(v) Stockholder Approval. Stockholder approval of the Rights Offering Proposals shall have been received in accordance with the Proxy Statement.

(vi) Antitrust Approvals. All terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act or any other competition laws or regulations shall have occurred.

(vii) Lender Waivers. Each of BMO Harris Bank, N.A., JPMorgan Chase Bank N.A., and Wells Fargo Bank, N.A. shall have executed a waiver of the necessary provisions under the Company’s ABL Facility to (i) avoid the mandatory use of proceeds received in the Rights Offering to prepay the principal outstanding under such ABL Facility and (ii) waive any event of default that may be deemed to occur as a result of the consummation of the Rights Offering and the issuance of Common Stock pursuant to the Backstop Commitment.

(viii) NYSE. The Offered Shares shall have been approved for listing on the NYSE, subject to official notice of issuance; provided however, that this condition shall not apply in the event the Company’s Common Stock ceases to be listed and traded on the NYSE on or prior to the Closing Date.

(ix) Concurrent Closing Pursuant to This Agreement. The concurrent Closing of the purchase of the Backstop Acquired Shares pursuant to this Agreement.

12. Indemnification and Contribution.

(a) Whether or not this Agreement is terminated or the transactions contemplated hereby consummated, the Company (in such capacity, the “Indemnifying Party”) shall indemnify and hold harmless Elliott, its affiliates (other than the Company), and their respective officers, directors, members, partners, employees, agents, and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities, and reasonable expenses (“Losses”) to which any such Indemnified Person may become subject arising out of or in connection with any claim, challenge, litigation, investigation, or proceeding (“Proceedings”) instituted by a third party with respect to the Rights Offering, this Agreement, or the other Transaction Documents, the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Investment Decision Package, any amendment or supplement thereto, or the transactions contemplated by any of the foregoing and shall reimburse such Indemnified Persons for any reasonable legal or other reasonable out-of-pocket expenses incurred in connection with investigating, responding to, or defending any of the foregoing; provided that the foregoing indemnification will not apply to Losses to the extent that they directly resulted from (a) any breach by such Indemnified Person of this Agreement, or (b) statements or omissions in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto made in reliance upon or in conformity with information relating to such Indemnified Person furnished to the Company in writing by or on behalf of such Indemnified Person expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto. If for any reason the foregoing indemnification is unavailable to any Indemnified Person (except as set forth in the proviso to the immediately preceding section) or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Person on the other hand but also the relative fault of the Indemnifying Party on the one hand and such Indemnified Person on the other hand as well as any relevant equitable considerations. The indemnity, reimbursement, and contribution obligations of the Indemnifying Party under this Section 12 shall be in addition to any liability that the Indemnifying Party may otherwise have to an Indemnified Person and shall bind and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Indemnifying Party and any Indemnified Person.

(b) Promptly after receipt by an Indemnified Person of notice of the commencement of any Proceedings with respect to which the Indemnified Person may be entitled to indemnification hereunder, such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided that (i) the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been prejudiced by such failure and (ii) the omission so to notify the Indemnifying Party will not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of this Section 12. In case any such Proceedings are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person; provided that if the defendants in any such Proceedings include both such Indemnified Person and the Indemnifying Party and such Indemnified Person shall have concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel, which selection shall be subject to the reasonable approval of the Indemnifying Party, to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Person. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election so to assume the defense of such Proceedings and approval by such Indemnified Person of counsel, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Proceedings, or (iii) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

(c) The Indemnifying Party shall not be liable for any settlement of any Proceedings effected without its written consent (which consent shall not be unreasonably withheld, conditioned, or delayed). If any settlement of any Proceeding is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Proceedings, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment in accordance with, and subject to the limitations of, the provisions of this Section 12. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall not be unreasonably withheld, conditioned, or delayed), effect any settlement of any pending or threatened Proceedings in respect of which indemnity has been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Proceedings and (ii) such settlement does not include any statement as to or any admission of fault, culpability, or a failure to act by or on behalf of any Indemnified Person.

13. Survival of Representations and Warranties. The representations and warranties made in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and the covenants shall survive in accordance with their specific terms.

14. Termination.

(a) This Agreement may be terminated by the Company and the transactions contemplated hereby may be abandoned by the Company at any time prior to the commencement of the Subscription Period if:

(i) the Company receives a written offer for (A) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, or similar transaction involving the Company, or (B) any other direct or indirect acquisition involving fifty percent (50%) or more of the total voting power of the Company or all or substantially all of the consolidated total assets (including equity securities of its Subsidiaries) of the Company (each an “Alternative Transaction”); and

(ii) after the receipt of a written offer for an Alternative Transaction, the Special Committee and the Board, other than the two directors designated by Elliott, determine in good faith, after receiving the advice of their financial advisors and outside legal counsel, and in the exercise of their fiduciary duties, that such Alternative Transaction is in the best interests of the Company and its stockholders.

(b) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(i) by mutual written agreement of the Company and Elliott;

(ii) by either the Company or Elliott if the Closing Date shall not have occurred by January 31, 2019; provided, however, that the right to terminate this Agreement under this Section 14(b)(ii) shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure of the Closing Date to occur on or prior to such date;

(iii) by the Company,

(A) if there has been a breach of any covenant or a breach of any representation or warranty of Elliott, which breach would cause the failure of any condition precedent set forth in Section 11(b), provided that any such breach of a covenant or representation or warranty is not reasonably capable of cure on or prior to January 31, 2019; or

(B) upon the occurrence of any event that results in a failure to satisfy any of the conditions set forth in Section 11(a), which failure is not reasonably capable of cure on or prior to January 31, 2019; provided that all determinations made for the Company prior to the Closing Date with respect to Section 14(b)(iii)(A) and this Section 14(b)(iii)(B) shall be made by the Special Committee;

(iv) by Elliott,

(A) if there has been a breach of any covenant or a breach of any representation or warranty of the Company, which breach would cause the failure of any condition precedent set forth in Section 11(c), provided that any such breach of a covenant or representation or warranty is not reasonably capable of cure on or prior to January 31, 2019; or

(B) upon the occurrence of any event that results in a failure to satisfy any of the conditions set forth in Section 11(a), which failure is not reasonably capable of cure on or prior to January 31, 2019.

(c) If this Agreement is terminated, other than pursuant to Section 14(b)(iii)(A), the Company shall pay to Elliott all of the Elliott Transaction Expenses and all other amounts certified by Elliott to be due and payable hereunder that have not been paid theretofore. Payment of the amounts due under this Section 14(c) will be made no later than the close of business on the third (3rd) business day following the date of such termination by wire transfer of immediately available funds in U.S. dollars to an account specified by Elliott to the Company.

(d) Upon termination under this Section 14, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party except that (i) nothing contained herein shall release any party hereto from liability for any willful breach of this Agreement and (ii) the covenants and agreements made by the parties herein in Sections 2(d) and 2(e) and Sections 12 through 20 will survive indefinitely in accordance with their terms.

15. Notices. All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic transmission, mailed by registered or certified mail (return receipt requested), or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a)	If to the Company:

Roadrunner Transportation Systems, Inc.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

Attention: Curtis W. Stoelting

Electronic mail: cstoelting@rrts.com

with copies to:

Greenberg Traurig, LLP

2375 East Camelback Road, Suite 700

Phoenix, Arizona 85016

Attention: Brian H. Blaney, Esq.

Electronic mail: blaneyb@gtlaw.com

(b)	If to Elliott Associates:

c/o Elliott Management Corporation

40 West 57th Street

New York, New York 10019

Attention: Elliott Greenberg

Electronic mail: egreenberg@elliottmgmt.com

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Kevin M. Schmidt, Esq.

Electronic mail: kmschmidt@debevoise.com

(c)	If to Elliott International:

c/o Elliott Management Corporation

40 West 57th Street

New York, New York 10019

Attention: Elliott Greenberg

Electronic mail: egreenberg@elliottmgmt.com

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Kevin M. Schmidt, Esq.

Electronic mail: kmschmidt@debevoise.com

16. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement will be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Notwithstanding the previous sentence, this Agreement, and Elliott’s obligations hereunder, may be assigned, delegated, or transferred, in whole or in part, by Elliott to any affiliate of Elliott over which Elliott or any of its affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights; provided that any such assignee assumes the obligations of Elliott hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as Elliott. Notwithstanding the foregoing or any other provisions herein, no such assignment will relieve Elliott of its obligations hereunder if such assignee fails to perform such obligations. Except as provided in Section 12 with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement. Any Indemnified Persons shall be entitled to enforce and rely on the provisions listed in the immediately preceding sentence as if they were a party to this Agreement.

17. Prior Negotiations; Entire Agreement. This Agreement, together with the A&R Registration Rights Agreement, the Stockholders’ Agreement and the documents and instruments attached as exhibits to and referred to in this Agreement, the A&R Registration Rights Agreement and the Stockholders’ Agreement, constitutes the entire agreement of the parties with respect to the Backstop Commitment and supersedes all prior agreements, arrangements, or understandings, whether written or oral, between the parties with respect to the transactions contemplated hereby.

18. GOVERNING LAW; VENUE. THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE PARTIES HERETO AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN AND FOR NEW CASTLE COUNTY OR, IF THE COURT OF CHANCERY LACKS SUBJECT MATTER JURISDICTION, ANY COURT OF THE STATE OF DELAWARE SITUATED IN NEW CASTLE COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ARISING UNDER OR RELATING TO THIS AGREEMENT, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT ITS ADDRESS AS SET FORTH IN SECTION 15, AND THAT SERVICE SO MADE SHALL BE TREATED AS COMPLETED WHEN RECEIVED. EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED IN ANY SUCH COURT. THE COMPANY AND ELLIOTT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR

OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE COMPANY OR ELLIOTT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE, AND ENFORCEMENT HEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES HERETO AGREES THAT EACH OF THE OTHER PARTIES HERETO SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY A COURT PERMITTED BY THIS SECTION 18 IN ANY OTHER COURT OR JURISDICTION.

19. Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

20. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed, or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by all the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power, or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power, or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power, or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power, or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity. All determinations made for the Company prior to the Closing Date with respect to this Section 20 shall be made by the Special Committee.

21. Adjustment to Shares. If, prior to the Closing Date, the Company effects a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction with respect to any shares of its capital stock, references to the numbers of such shares and the prices therefore shall be equitably adjusted to reflect such change and, as adjusted, shall, from and after the date of such event, be subject to further adjustment in accordance herewith.

22. Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

23. Publicity. The Company and Elliott shall consult with each other prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such releases) or otherwise making public announcements with respect to the transactions contemplated by this Agreement and prior to making any filings with any third party or any governmental entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law or by the request of any governmental entity.

24. Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against the entities that are expressly identified as parties hereto, including entities that become parties hereto after the date hereof, and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of either party against the other party hereto, in no event shall either party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:	/s/ Curtis W. Stoelting
	Name:	Curtis W. Stoelting
	Title:	Chief Executive Officer

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., its General Partner

By:	Braxton Associates, Inc., its General Partner

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

ELLIOTT INTERNATIONAL, L.P.

By: Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

Signature Page to Standby Purchase Agreement

Schedule 1

Pro-Rata Percentage

Purchaser	Percentage
Elliott Associates, L.P.	32%
Elliott International, L.P.	68%

Exhibit A

Form of A&R Registration Rights Agreement

(Attached)

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

dated as of [●]

by and among

Roadrunner Transportation Systems, Inc.,

Elliott Associates, L.P.,

Elliott International, L.P.,

Brockdale Investments LP,

Thayer Equity Investors V, L.P.,

TC Roadrunner-Dawes Holdings, L.L.C.,

TC Sargent Holdings, L.L.C.,

HCI Equity Partners III, L.P.,

and

HCI Co-Investors III, L.P.

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is entered into as of [●], by and among (i) Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), (ii) Elliott Associates, L.P., a Delaware limited partnership, Brockdale Investments LP, a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands, British West Indies limited partnership (collectively, the “Elliott Stockholders”), and (iii) Thayer Equity Investors V, L.P., a Delaware limited partnership, TC Roadrunner-Dawes Holdings, L.L.C., a Delaware limited liability company, TC Sargent Holdings, L.L.C., a Delaware limited liability company, HCI Equity Partners III, L.P., a Delaware limited partnership, and HCI Co-Investors III, L.P., a Delaware limited partnership (collectively, the “HCI Stockholders”). The Elliott Stockholders and the HCI Stockholders are collectively referred to herein as the “Stockholders” and individually as a “Stockholder.”

RECITALS

WHEREAS, the Company and the Stockholders (other than Elliott International, L.P.) are party to that certain Registration Rights Agreement, dated as of May 2, 2017 (the “Prior Registration Rights Agreement”), by and among the Company and the Stockholders (other than Elliott International, L.P.); and

WHEREAS, the Company and the Stockholders desire to amend and restate the Prior Registration Rights Agreement in its entirety and enter into this Agreement to grant registration rights to the Stockholders on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

INTRODUCTORY MATTERS

Section 1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided, that (i) no portfolio company of any investment fund affiliated with Elliott Management Corporation (excluding, for the avoidance of doubt, the Elliott Stockholders) shall be deemed an Affiliate of any Elliott Stockholder for purposes of this Agreement; and (ii) no portfolio company of any investment fund affiliated with HCI Equity Partners (excluding, for the avoidance of doubt, the HCI Stockholders) shall be deemed an Affiliate of any HCI Stockholder for purposes of this Agreement.

“Agreement” means this Amended and Restated Registration Rights Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Application” has the meaning set forth in Section 2.6(a).

“Block Sale” means the sale of Registrable Securities to one or several purchasers in a registered transaction by means of (i) a bought deal, (ii) a block trade or (iii) a direct sale.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the Preamble.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”), when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Demand Registrations” has the meaning set forth in Section 2.1(a).

“Elliott Stockholders” has the meaning set forth in the Preamble.

“Equity Securities” means (i) shares of Common Stock held by the Stockholders or their Permitted Transferees, (ii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly (whether pursuant to any division or split of the Common Stock or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise) any shares of Common Stock, and (iii) any bonds, notes, debentures or other securities convertible into or exchangeable for, directly or indirectly (whether pursuant to a split or division of the Common Stock or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise) any shares of Common Stock, in each case outstanding at any time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“HCI Stockholders” has the meaning set forth in the Preamble.

“Holdback Period” has the meaning set forth in Section 2.3(a).

“Indemnitors” has the meaning set forth in Section 2.6(h).

“Other Holders” has the meaning set forth in Section 2.2(d).

“Permitted Transferee” means with respect to any Stockholder or its Affiliates (x) an Affiliate of such Stockholder, (y) in the case of a Stockholder that is a partnership, limited liability company or any foreign equivalent thereof, any partner, member or foreign equivalent thereof of such Stockholder (provided that such transfer is made in a pro rata distribution in accordance with the applicable partnership agreement, limited liability company agreement or foreign equivalent thereof, as the case may be) and (z) any transferee of Registrable Securities that is not an Affiliate of such Stockholder that holds (after giving effect to such transfer) in excess of ten percent (10%) of the then-outstanding Common Stock; provided, however, that any such transferee shall agree in a writing in the form attached as Exhibit A hereto to be bound by and to comply with all applicable provisions of this Agreement.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Prior Registration Rights Agreement” has the meaning set forth in the Recitals.

“Recommencement Date” has the meaning set forth in Section 2.4(e).

“Registrable Securities” means, irrespective of which Person actually holds such securities, (i) any Equity Securities held by any Stockholder or their Permitted Transferees, and (ii) any Equity Securities issued or issuable with respect to the Equity Securities referred to in clause (i) above by way of dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such Equity Securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or have been sold in compliance with Rule 144 (or any similar rule then in force) under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 2.5(a).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shelf Registration” means any Long-Form Registration or Short-Form Registration which registers the resale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

“Short-Form Registration” has the meaning set forth in Section 2.1(a).

“Stockholder” or “Stockholders” has the meaning set forth in the Preamble.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

“Suspension Notice” has the meaning set forth in Section 2.4(e).

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2.1(c).

Section 1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) ”or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, (c) the words “including”, “includes”, “included” and “include” are deemed to be followed by the words “without limitation” and (d) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Demand Registrations.

(a) Requests for Registration. At any time and from time to time the Company shall, upon the request of the Elliott Stockholders (treated as one stockholder) or the HCI Stockholders (treated as one stockholder) or any of their Permitted Transferees register the resale, including on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, of all or any portion of their Registrable Securities on Form S-1 under the Securities Act or another appropriate form (a “Long-Form Registration”) reasonably acceptable to the Elliott Stockholders (treated as one stockholder) and the HCI Stockholders (treated as one stockholder) or any of their Permitted Transferees, as applicable. At any time and from time to time after the Company becomes eligible to use Form S-3 under the Securities Act (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement (a “Short-Form Registration”) (i) the Company shall use its commercially reasonable efforts to convert any effective Long Form Registration that is a Shelf Registration to a Short Form Registration (which such conversion will not count as one of the permitted Demand Registrations) and (ii) each of the Elliott Stockholders (treated as one stockholder) and the HCI Stockholders (treated as one stockholder) or any of their Permitted Transferees may request registration under the Securities Act of all or any portion of their Registrable Securities on a Short-Form Registration. All registrations requested pursuant to this Section 2.1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Except as set forth in Section 2.1(c) below, within five (5) days after receipt of any such written request, the Company shall give written notice of such requested registration to all holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the holders’ receipt of the Company’s notice. All such Stockholders electing to be included in an underwritten Demand Registration must sell their Registrable Securities to the underwriters selected as provided in Section 2.1(g) on the same terms and conditions as apply to any other selling stockholders.

(b) Demand Registrations. The Elliott Stockholders and their Permitted Transferees (treated as one stockholder) shall each be entitled to request an unlimited number of Demand Registrations in which the Company shall pay all Registration Expenses and the HCI Stockholders and their Permitted Transferees (treated as one stockholder) shall each be entitled to request two (2) Demand Registrations in which the Company shall pay all Registration Expenses; provided, that the aggregate offering value of the Registrable Securities requested to be registered in any Demand Registration must equal at least ten million dollars ($10,000,000). No Demand Registration shall count as one of the permitted Demand Registrations unless (i) the party requesting such registration is able to register and sell at least seventy-five percent (75%) of their Registrable Securities requested to be included in such registration, (ii) the registration statement with respect to such Demand Registration is declared effective and is maintained effective for the period set forth in this Agreement, (iii) the offering of the Registrable Securities pursuant to such registration statement is not subject to a stop order, injunction, or similar order or requirement of the SEC during such period and (iv) the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request with respect to the Company are satisfied.

(c) Underwritten Shelf Take-Down. In connection with any proposed underwritten resale of Registrable Securities which is pursuant to a Shelf Registration (an “Underwritten Shelf Take-Down”), each Stockholder agrees, in an effort to conduct any such Underwritten Shelf Take-Down in the most efficient and organized manner, to coordinate with the other holders of Registrable Securities prior to initiating any sales efforts and cooperate with the other holders of Registrable Securities as to the terms of such Underwritten Shelf Take-Down, including, without limitation, the aggregate amount of Registrable Securities to be sold and the number of Registrable Securities to be sold by each holder of Registrable Securities. In furtherance of the foregoing, the Company shall give prompt notice to all Stockholders whose Registrable Securities may be included in the Shelf

Registration of the receipt of a request from another Stockholder whose Registrable Securities are included in the Shelf Registration of a proposed Underwritten Shelf Take-Down under and pursuant to the Shelf Registration and, notwithstanding anything to the contrary contained herein, will provide such Stockholder a period of two (2) Business Days to participate in such Underwritten Shelf Take-Down, subject to the terms negotiated by and applicable to the initiating Stockholders and subject to the priorities set forth in Section 2.1(d) as if the subject Underwritten Shelf Take-Down was being effected pursuant to a Demand Registration but shall not be counted as one of the permitted Demand Registrations. Holders of Registrable Securities will have an unlimited number of Underwritten Shelf Take-Downs. All such Stockholders electing to be included in an Underwritten Shelf Take-Down must sell their Registrable Securities to the underwriters selected as provided in Section 2.1(g) on the same terms and conditions as apply to any other selling stockholders.

(d) Priority on Demand Registrations and Underwritten Shelf Take-Downs. The Company shall not include in any Demand Registration or Underwritten Shelf Take-Downs any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such Demand Registration or Underwritten Shelf Take-Down. If a Demand Registration or an Underwritten Shelf Take-Down is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount owned by each such holder and its Affiliates, and (ii) second, the other securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of such other securities owned by each such holder and its Affiliates.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within ninety (90) days following the effective date of any previous Demand Registration or any previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 hereof in which there was no reduction in the number of Registrable Securities to be included.

(f) Black Out Period. If the Board in good faith determines that the filing or effectiveness of a registration statement in connection with any requested Demand Registration would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other financing or material transaction, or would require disclosure of facts or circumstances which disclosure would be reasonably likely to materially and adversely affect any contemplated acquisition, divestiture, registered primary offering or other financing or material transaction, then the Company may delay such registration or effectiveness or suspend the effectiveness of any registration hereunder so long as the Company is still pursuing the transaction that allowed such delay (it being agreed that the Company may not delay requested registrations or delay or suspend effectiveness pursuant to this clause on more than two (2) occasions during any three hundred sixty (360) consecutive days and not for more than an aggregate of ninety (90) days during any three hundred sixty (360) consecutive days); provided, however, in such event the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Company shall pay all Registration Expenses in connection with such registration. The time period regarding the effectiveness of any such Registration Statement set forth in Section 2.4(b) hereof shall be extended by a number of days equal to the number of days by which any registration statement is delayed or effectiveness is suspended.

(g) Selection of Underwriters. In the event of a Demand Registration or Underwritten Shelf Take-Down, the Stockholder(s), or their Permitted Transferee(s) (as applicable), requesting such Demand Registration or Underwritten Shelf Take-Down shall have the right to select the investment banker(s) and manager(s) to administer such Demand Registration or Underwritten Shelf Take-Down.

(h) No Notice in Block Sales. Notwithstanding any other provision of this Agreement, if a holder of Registrable Securities wishes to engage in a Block Sale (including a Block Sale in connection with a Demand

Registration or an Underwritten Shelf Take-Down), then notwithstanding the foregoing or any other provisions hereunder no other holder of Registrable Securities shall be entitled to receive any notice of or have its Registrable Securities included in such Block Sale.

Section 2.2 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its Equity Securities or any option, warrant, security or right exercisable for or convertible or exchangeable into any of the foregoing under the Securities Act (other than (i) pursuant to a Demand Registration (for which all holders of Registrable Securities are entitled to piggyback rights, but which rights are addressed in Section 2.1 above rather than this Section 2.2), (ii) pursuant to a registration on Form S-4 or Form S-8 or any successor or similar forms or (iii) pursuant to an Underwritten Shelf Take-Down (for which holders of Registrable Securities are entitled to piggyback rights, but which rights are addressed in Section 2.1(d) above rather than this Section 2.2)), and provided the registration form to be used by the Company may be used for the registration of Registrable Securities (a “Piggyback Registration”), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions of this Section 2.2, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after such holders’ receipt of the Company’s notice.

(b) Piggyback Expenses. In all Piggyback Registrations, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, all of the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount owned by each such holder and its Affiliates, and (iii) third, the other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than the Stockholders (any such holders, the “Other Holders”) (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 2.1 above rather than in this Section 2.2(d)), and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, all of the securities requested to be included therein by the Other Holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount owned by each such holder and its Affiliates, and (ii) second, the other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Board, subject to the approval of the holders of a majority of the Registrable Securities included in such Piggyback Registration, such approval not to be unreasonably withheld.

(f) Withdrawal by Company. If, at any time after giving notice of its intention to register any of its securities as set forth in Section 2.2(a) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities or any other securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in this Agreement).

(g) Other Registrations. Subject to Section 2.1(f), if the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2.1 or pursuant to this Section 2.2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its Equity Securities or any option, warrant, security or right exercisable for or convertible or exchange into any of the foregoing under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

Section 2.3 Holdback Agreements.

(a) No holder of Registrable Securities shall engage in any public sale or distribution (including sales pursuant to Rule 144) of any Equity Securities, during the seven (7) days prior to and the ninety (90)-day period beginning on (i) the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration or (ii) the “pricing” date of any Underwritten Shelf Take-Down, in each case in which Registrable Securities are included (the “Holdback Period”), except as part of such registration or pursuant to registrations on Form S-4, unless the underwriters managing the offering agree to a shorter period in writing, in which case the Holdback Period shall be the shorter period agreed to by the managing underwriters. If requested by the underwriters managing the offering, each holder of Registrable Securities shall enter into a lock-up agreement with the applicable underwriters that is consistent with the agreement in this Section 2.3(a). The Company may impose stop-transfer instructions with respect to the Equity Securities subject to the foregoing restriction until the end of such Holdback Period. Notwithstanding anything to the contrary set forth above, in connection with a Block Sale, no holder of Registrable Securities shall be subject to a lock-up agreement, other than, if requested by the managing underwriter for such offering, a holder of Registrable Securities that is participating in such Block Sale.

(b) The Company shall not effect any public sale or distribution of its Equity Securities or any option, warrant, security or right exercisable for or convertible or exchange into any of the foregoing, during the seven (7) days prior to and during such period of time (not to exceed ninety (90) days) as may be determined by the underwriters managing such underwritten registration following (i) the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or any successor form) or (ii) the “pricing” date of any Underwritten Shelf Take-Down, in each case unless the underwriters managing the registered public offering otherwise agree in writing.

Section 2.4 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a registration statement on the appropriate form, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective as soon as reasonably practicable (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the

Company shall furnish to the counsel selected by the holder of Registrable Securities requesting such Demand Registration or Underwritten Shelf Take-Down, copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) promptly notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days or such earlier date as all of the Registrable Securities to be registered thereunder have been sold or transferred pursuant to such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, that in the case of a Long-Form Registration that is a Shelf Registration, the Company shall cause such registration statement to remain effective for a period ending on the date on which all Registrable Securities have been sold pursuant to such registration statement, and provided, further, that in the case of a Short Form Registration that is a Shelf Registration, the Company shall cause such registration statement to remain effective for a period ending on the earliest to occur of (i) the date on which all Registrable Securities have been sold pursuant to such registration statement and (ii) the third (3rd) anniversary of the effective date of such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(e) notify each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall as promptly as practicable (subject to the Company’s rights pursuant to Section 2.1(f)) prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading. Upon the receipt by any seller of Registrable Securities of the notice described in (ii) or (iii) above (in each case, a “Suspension Notice”), such holder will discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until (A) such holder has received copies of the supplemented or amended prospectus, or (B) such holder is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus (in each case, the “Recommencement Date”). Each holder receiving a Suspension Notice shall be required to either (x) destroy any prospectuses, other than permanent file copies, then in such holder’s possession which have been replaced by the Company with more recently dated prospectuses or (y) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus covering such Registrable Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 2.4(b) hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date;

(f) prepare and file promptly with the SEC, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its reasonable best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and the provisions of Section 2.4(e);

(g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form and any other agreements reasonably requested by the managing underwriter or underwriters, if any) and take all such other actions as the Stockholders, or their Permitted Transferees (as applicable), requesting such Demand Registration or Underwritten Shelf Take-Down reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k) take all reasonable actions to ensure that any prospectus utilized in connection with any Demand Registration, Underwritten Shelf Take-Down or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Equity Securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o) in the case of an underwritten offering, obtain one or more cold comfort letters, addressed to the underwriters, dated the date of the closing under the underwriting agreement and the date the offering is priced, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters of such nature;

(p) in the case of an underwritten offering, provide a legal opinion of the Company’s outside counsel, addressed to the underwriters, dated the date of the closing under the underwriting agreement, in customary form and covering such matters of the type customarily covered by legal opinions of such nature

(q) if and underwriting agreement is entered into, the same shall contain indemnification provisions and procedures that are customary for underwriting agreements in connection with underwritten offerings except as otherwise agreed by the parties thereto; and

(r) cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” as the underwriter(s) reasonably request).

Section 2.5 Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions and legal fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange or the NASD automated quotation system (or any successor or similar system).

(b) In connection with each Demand Registration, each Underwritten Shelf Take-Down and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of separate counsel (including any local counsel) for the Elliott Stockholders if any of them is participating in the offering (which counsel will be selected by the Elliott Stockholders) and, if none of the Elliott Stockholders is participating in the offering, one counsel chosen by the holders of a majority of Registrable Securities included in such registration.

(c) Except as otherwise agreed or set forth herein, the holders of securities included in any registration hereunder shall bear and pay all (i) fees and expenses of any legal counsel or other advisors to such holder and any other out-of-pocket expenses of such holder, (ii) brokerage commissions attributable to the sale of any of the Registrable Securities, and (iii) commissions, fees, discounts, transfer taxes or stamp duties and expenses of any underwriter or placement agent applicable to Registrable Securities offered for such holder’s account in accordance with this Agreement.

Section 2.6 Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees and disbursements), to which such indemnified party may become subject under the Securities Act or otherwise (including to any third party), insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (B) in any application or other document or communication (in this Section 2.6, collectively called an “Application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof or (C) in any other information included in road show materials prepared by or on behalf of the Company in connection with the sale of Registrable Securities pursuant to Registration Statement, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, agent or employee and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by, or results from (i) an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any Application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein, other than information prepared and furnished to the Company by such holder in the course of such holder’s duties as an officer or director of the Company or any of its Subsidiaries, or (ii) by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees and disbursements), to which such Person may become subject under the Securities Act or otherwise (including to any third party), insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information furnished to the Company through an instrument duly executed by such holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim (in which case the indemnified party will have the right to retain its own counsel, with reasonable fees and expenses of such counsel to be paid by the indemnifying party), permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent, if requested by the indemnified party, shall not be unreasonably withheld by the indemnifying party). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest is likely to exist between such indemnified party and any other of such indemnified parties with respect to such claim (in which case the indemnified party will have the right to retain its own counsel, with reasonable fees and expenses of such counsel to be paid by the indemnifying party).

(d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability arising from, related to or with respect to such claim or litigation.

(e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, agent, employee or controlling Person of such indemnified party and shall survive the transfer of the Company’s securities with respect to which the indemnification hereunder is applicable.

(f) If the indemnification provided for in this Section 2.6 from the indemnifying party is unavailable to or unenforceable by the indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; provided, however, that no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6, without regard to the relative fault of the indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6(f).

(g) The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 2.6(f) above. The amount paid or payable by an indemnified party as a result of the losses referred to in Section 2.6(f) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6, no seller of Registrable Securities shall be required to contribute pursuant to this Section 2.6 any amount in excess of the sum of (i) any amounts paid pursuant to Section 2.6(b) above and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto.

(h) The Company hereby acknowledges that the holders of Registrable Securities have certain rights to indemnification, advancement of expenses and/or insurance provided by certain of their affiliates (collectively, the “Indemnitors”). The Company hereby agrees that (i) it is the indemnitor of first resort (i.e., its obligations to the holders of Registrable Securities are primary and any obligation of the Indemnitors to advance expenses or to provide indemnification for the same losses incurred by the holders of Registrable Securities are secondary to any such obligation of the Company), (ii) that it shall be liable for the full amount of all losses to the extent legally permitted and as required by the terms of this Agreement and the articles and other organizational documents of the Company (or any other agreement between the Company and the holders of Registrable Securities), without regard to any rights holders of Registrable Securities may have against the Indemnitors, and (iii) to the extent not in contravention of any insurance policy or policies providing liability or other insurance for the Company or any director, trustee, general partner, managing member, manager, officer, employee, agent or fiduciary of the Company, it irrevocably waives, relinquishes and releases the Indemnitors from any and all claims (x) against the Indemnitors for contribution, indemnification, subrogation or any other recovery of any kind in respect thereof and (y) that holders of Registrable Securities must seek indemnification from any Indemnitor before the Company must perform its indemnification obligations under this Agreement. No advancement or payment by the Indemnitors on behalf of holders of Registrable Securities with respect to any claim for which any holders of Registrable Securities have sought indemnification from the Company hereunder shall affect the foregoing. The Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery which holders of Registrable Securities would have had against the Company if the Indemnitors had not advanced or paid any amount to or on behalf of holders of Registrable Securities. The Company and the holders of Registrable Securities agree that the Indemnitors are express third party beneficiaries of this Section 2.6(h).

Section 2.7 Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) completes and executes any other documents reasonably required by the underwriters in connection with such underwritten offering.

ARTICLE III

GENERAL PROVISIONS

Section 3.1 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its Equity Securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. The Company shall not grant any registration rights that are pari passu or senior to the rights provided to the holders of Registrable Securities under this Agreement without the written consent of each holder of Registrable Securities.

Section 3.2 Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its Equity Securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split, or a combination of shares).

Section 3.3 Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

Section 3.4 Notices. Any notice, designation, request, request for consent or consent provided for in this Agreement shall be in writing and shall be either sent by facsimile or email, personally delivered, mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices and other such documents will be deemed to have been given or made hereunder when sent by facsimile or email (receipt confirmed), delivered personally, five (5) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service.

The Company’s address is:

Roadrunner Transportation Systems, Inc.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

Attn: Curtis W. Stoelting

Fax: (630) 968-0509

Email: cstoelting@rrts.com

The Elliott Stockholders’ address is:

c/o Elliott Management Corporation

40 West 57th Street, 4th Floor

New York, NY 10019

Attn: Elliot Greenberg

Fax: (212) 478-2371

Email: egreenberg@elliottmgmt.com

The HCI Stockholders’ address is:

c/o HCI Equity Partners

4508 IDS Center

Minneapolis, Minnesota 55402

Attn: Scott D. Rued

Email: srued@hciequity.com

Section 3.5 Amendments; Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company, the Elliott Stockholders and the HCI Stockholders (including their respective Permitted Transferees, as applicable). No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

Section 3.6 Successors and Assigns. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. The rights of a Stockholder hereunder may be assigned (but only with all related obligations set forth below), in whole or in part, in connection with a transfer of Registrable Securities effected in accordance with the terms of this Agreement to a Permitted Transferee of that Stockholder. Without prejudice to any other or similar conditions imposed hereunder with respect to such transfer, no assignment permitted under the terms of this Section 3.6 will be effective unless and until the Permitted Transferee to which the assignment is being made, if not a Stockholder, has delivered to the Company the executed Joinder Agreement in the form attached as Exhibit A hereto agreeing to be bound by, and be party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 3.6 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 3.6.

Section 3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.8 Jurisdiction; Waiver of Jury Trial. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 3.8 shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.9 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter (including, with respect to the HCI Stockholders, the Prior Stockholders’ Agreement).

Section 3.10 Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

Section 3.11 Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 3.12 Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable).

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

COMPANY

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:

Name:
Title:

[Signature page to Registration Rights Agreement]

ELLIOTT STOCKHOLDERS

ELLIOTT ASSOCIATES, L.P.

By: Elliott Capital Advisors, L.P., its General Partner

By: Braxton Associates, Inc., its General Partner

By:
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL, L.P.

By: Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:
Name: Elliot Greenberg
Title: Vice President

BROCKDALE INVESTMENTS LP

By: Middleton International Limited, its General Partner

By:
Name: Elliot Greenberg
Title: Vice President

[Signature page to Registration Rights Agreement]

HCI STOCKHOLDERS

THAYER EQUITY INVESTORS V, L.P.

By:	HC Equity Partners V, L.L.C.,
its General Partner

By:	HCI Equity Partners, L.L.C.,
its Managing Member

By:
Scott Rued
Executive

TC ROADRUNNER-DAWES HOLDINGS, L.L.C.

By:	TC Co-Investors V, LLC,
its Managing Member

By:	HCI Equity Management, L.P.,
its Sole Manager

By:	HCI Equity Partners, L.L.C.,
its General Partner

By:
Scott Rued
Executive

[Signature page to Registration Rights Agreement]

TC SARGENT HOLDINGS, L.L.C.

By:	TC Co-Investors V, L.L.C.,
its Managing Member

By:	HCI Equity Management, L.P.,
its Sole Manager

By:	HCI Equity Partners, L.L.C.,
its General Partner

By:
Scott Rued
Executive

HCI EQUITY PARTNERS III, L.P.

By:	HCI Management III, L.P.
its General Partner

By:	HCI Equity Partners, L.L.C.,
its General Partner

By:
Scott Rued
Executive

HCI CO-INVESTORS III, L.P.

By:	HCI Management III, L.P.
its General Partner

By:	HCI Equity Partners, L.L.C.,
its General Partner

By:
Scott Rued
Executive

[Signature page to Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Amended and Restated Registration Rights Agreement, dated as of [●] (as amended from time to time, the “Registration Rights Agreement”), by and among (i) Roadrunner Transportation Systems, Inc., a Delaware corporation, (ii) Elliott Associates, L.P., a Delaware limited partnership, Brockdale Investments LP, a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands, British West Indies limited partnership and (iii) Thayer Equity Investors V, L.P., a Delaware limited partnership, TC Roadrunner-Dawes Holdings, L.L.C., a Delaware limited liability company, TC Sargent Holdings, L.L.C., a Delaware limited liability company, HCI Equity Partners III, L.P., a Delaware limited partnership, and HCI Co-Investors III, L.P., a Delaware limited partnership. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by:

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

Exhibit B

Form of Stockholders’ Agreement

(Attached)

STOCKHOLDERS’ AGREEMENT

dated as of [●]

by and among

Roadrunner Transportation Systems, Inc.,

Elliott Associates, L.P.,

and

Elliott International, L.P.,

Exhibit A – Joinder Agreement

THIS STOCKHOLDERS’ AGREEMENT is entered into as of [●], by and among Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), Elliott Associates, L.P., a Delaware limited partnership and Elliott International, L.P., a Cayman Islands, British West Indies limited partnership (collectively, the “Elliott Stockholders”) and any Person who executes a Joinder Agreement in the form of Exhibit A hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

WHEREAS, the Company and the Elliott Stockholders have entered into the Standby Purchase Agreement, dated as of [●], 2018, by and among the Company and the Elliott Stockholders; and

WHEREAS, the Company and the Elliott Stockholders wish to set forth certain understandings between such parties, including with respect to certain governance matters.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any Person directly or indirectly owning or controlling 10% or more of any class of outstanding voting securities of such Person or (iii) any officer, director, general partner or trustee of any such Person described in clause (i) or (ii); provided, that no portfolio company of any investment fund affiliated with Elliott Management Corporation (excluding, for the avoidance of doubt, the Elliott Stockholders) shall be deemed an Affiliate of any Elliott Stockholder for purposes of this Agreement.

“Agreement” means this Stockholders Agreement, as amended from time to time in accordance with Section 3.2.

“Annual Budget” has the meaning given to such term in Section 2.2(b).

“Applicable Law” means all applicable provisions of (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Entity, (ii) any consents or approvals of any Governmental Entity and (iii) any orders, decisions, injunctions, judgments, awards, decrees of or agreements with any Governmental Entity.

“beneficial owner” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of Common Stock or other voting securities of the Company shall be calculated in accordance with the provisions of such Rule.

“Board” means the Board of Directors of the Company.

“Bylaws” means the [Second] Amended and Restated Bylaws of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of the Charter.

“Charter” means the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company including any shares of capital stock into which Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to Common Stock, including with respect to any stock split or stock dividend, or a successor security.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Director” means any member of the Board.

“Elliott Designee” has the meaning given to such term in Section 2.1(b).

“Elliott Stockholders” has the meaning given to such term in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means generally accepted accounting principles, as in effect in the United States of America from time to time.

“Governmental Entity” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Group” has the meaning given to such term in Section 13(d)(3) of the Exchange Act.

“Information” means all confidential information about the Company or any of its Subsidiaries that is or has been furnished to any Stockholder or any of its Representatives by or on behalf of the Company or any of its Subsidiaries, or any of their respective Representatives, whether written or oral or in electronic or other form and whether prepared by the Company, its Representatives or otherwise, together with all written or electronically stored documentation prepared by such Stockholder or its Representatives based on or reflecting, in whole or in part, such information; provided that the term “Information” does not include any information that (i) is or becomes generally available to the public through no action or omission by such Stockholder or its Representatives, (ii) is or becomes available to such Stockholder on a non-confidential basis from a source, other than the Company or any of its Subsidiaries, or any of their respective Representatives, that to such Stockholder’s knowledge, after reasonable inquiry, is not prohibited from disclosing such portions to such Stockholder by a contractual, legal or fiduciary obligation, (iii) is independently developed by a Stockholder or its Representatives or Affiliates on its own behalf without use of any of the confidential information or (iv) was in such Stockholder’s, its Affiliates’ or its Representatives’ possession prior to the date of this Agreement.

“NYSE” means the New York Stock Exchange.

“Permitted Transferee” means with respect to any Stockholder or its Affiliates (x) an Affiliate of such Stockholder, including to any investment fund or other entity controlled or managed by, or under common control or management with, such Stockholder and (y) any transferee of Common Stock that is not an Affiliate of such Stockholder that holds (after giving effect to such transfer) in excess of ten percent (10%) of the then-outstanding Common Stock; provided, however, that any such transferee shall agree in a writing in the form attached as Exhibit A hereto to be bound by and to comply with all applicable provisions of this Agreement. Any Stockholder shall also be a Permitted Transferee of the Permitted Transferees or itself.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of any two or more of the foregoing.

“Representatives” means with respect to any Person, any of such Person’s, or its Affiliates’, directors, officers, employees, general partners, Affiliates, direct or indirect shareholders, members or limited partners, attorneys, accountants, financial and other advisers, and other agents and representatives, including in the case of the Elliott Stockholders, any person designated for nomination by the Board as a Director by the Elliott Stockholders.

“Stockholder” and “Stockholders” have the meanings given to such terms in the Preamble.

“Subsidiary” means, with respect to any Person, any corporation, entity or other organization whether incorporated or unincorporated, of which (i) such first Person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions or (ii) such first Person is a general partner, managing member or otherwise exercises similar management control.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Common Stock beneficially owned by a Person or any interest in any shares of Common Stock beneficially owned by a Person.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II

CORPORATE GOVERNANCE

2.1 Board Representation.

(a) The Elliott Stockholders (treated as one stockholder) shall have the right, but not the obligation, to designate for nomination by the Board as Directors a number of designees equal to at least: (i) at least a majority of the total number of Directors comprising the Board at such time as long as the Elliott Stockholders (treated as one stockholder) beneficially own in the aggregate at least 50% of the outstanding shares of the Common Stock; (ii) at least 40% of the total number of Directors comprising the Board at such time as long as the Elliott Stockholders (treated as one stockholder) beneficially own in the aggregate at least 40% but less than 50% of the outstanding shares of the Common Stock; (iii) at least 30% of the total number of Directors comprising the Board at such time as long as the Elliott Stockholders (treated as one stockholder) beneficially own in the aggregate at least 30% but less than 40% of the outstanding shares of the Common Stock; (iv) at least 20% of the total number of Directors comprising the Board at such time as long as the Elliott Stockholders (treated as one stockholder) beneficially own in the aggregate at least 20% but less than 30% of the outstanding shares of the Common Stock; and (v) at least 5% of the total number of Directors comprising the Board at such time as long as the Elliott Stockholders (treated as one stockholder) beneficially own in the aggregate at least 5% but less than 20% of the outstanding shares of the Common Stock. For purposes of calculating the number of Elliott Designees that the Elliott Stockholders are entitled to designate for nomination pursuant to the formula outlined above, any fractional amounts would be rounded up to the nearest whole number and the calculation would be made on a pro forma basis after taking into account any increase in the size of the Board.

(b) In the event that the Elliott Stockholders have designated for nomination by the Board less than the total number of designees the Elliott Stockholders shall be entitled to designate for nomination pursuant to Section 2.1(a), the Elliott Stockholders shall have the right, at any time, to designate for nomination such additional designees to which they are entitled, in which case, the Company and the Directors shall take all necessary corporate action, to the fullest extent permitted by Applicable Law (including with respect to any fiduciary duties under Delaware law), to (x) enable the Elliott Stockholders to designate for nomination and effect the election or appointment of such additional individuals, whether by increasing the size of the Board, or otherwise, and (y) to designate such additional individuals designated for nomination by the Elliott Stockholders to fill such newly-created vacancies or to fill any other existing vacancies. Each such individual whom the Elliott Stockholders shall actually designate for nomination pursuant to this Section 2.1 and who is thereafter elected to the Board to serve as a Director shall be referred to herein as an “Elliott Designee.”

(c) In the event that a vacancy is created at any time by the death, retirement, removal or resignation of any Director designated by the Elliott Stockholders pursuant to this Section 2.1, the remaining Directors and the Company shall, to the fullest extent permitted by Applicable Law (including with respect to any fiduciary duties under Delaware law), cause the vacancy created thereby to be filled by a new designee of the Elliott Stockholders, if such Director was designated by the Elliott Stockholders, as soon as possible, and the Company hereby agrees to take, to the fullest extent permitted by Applicable Law (including with respect to any fiduciary duties under Delaware law), at any time and from time to time, all actions necessary to accomplish the same.

(d) The Company agrees, to the fullest extent permitted by Applicable Law (including with respect to any fiduciary duties under Delaware law), to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing Directors the individuals designated pursuant to this Section 2.1 and to nominate and recommend each such individual to be elected as a Director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual as an Elliott Designee pursuant to this Agreement.

(e) Insofar as the Company is or becomes subject to requirements under Applicable Law or the regulations of any self-regulatory organization, including the NYSE or such other national securities exchange upon which the Common Stock is listed to which the Company is then subject, relating to the composition of the Board or committees thereof, their respective responsibilities or the qualifications of their respective members, the Elliott Stockholders shall cooperate in good faith to select for nomination designees to the Board under this Section 2.1 so as to permit the Company to comply with all such applicable requirements.

(f) No Elliott Designee shall be paid any fee (or provided any equity-based compensation) for service as Director or member of any committee of the Board, unless otherwise determined by the Board; provided that each Elliott Designee shall be entitled to reimbursement by the Company for reasonable expenses incurred while traveling to and from Board and committee meetings as well as travel for other business related to his or her service on the Board or committees thereof, subject to any maximum reimbursement obligations as may be established by the Board from time to time. Notwithstanding the foregoing, any Elliott Designee whom the Board determines to be “independent” as defined under NYSE and Exchange Act rules and regulations shall be entitled to compensation in accordance with the Company’s Independent Director Compensation Program.

2.2 Available Financial Information. Upon written request of an Elliott Stockholder, the Company will deliver, or cause to be delivered, to such Elliott Stockholder or its designated Representative:

(a) as soon as available after the end of each month and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and consolidated statements of operations, income, cash flows, retained earnings and stockholders’ equity of the Company and its Subsidiaries, for each month and for the current fiscal year of the Company to date, prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of notes thereto), together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company’s business plan then in effect and approved by the Board;

(b) an annual budget, a business plan and financial forecasts for the Company for the next fiscal year of the Company (the “Annual Budget”), no later than 30 days before the beginning of the Company’s next fiscal year, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year, in each case prepared in reasonable detail, with appropriate presentation and discussion of the principal assumptions upon which such budgets and projections are based, which shall be accompanied by the statement of the chief executive officer or chief financial officer or equivalent officer of the Company to the effect that such budget and projections are based on reasonable and good faith estimates and assumptions made by the management of the Company for the respective periods covered thereby; it being recognized by such holders that such budgets and projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by them may differ from the projected results. Any material changes in such Annual Budget shall be delivered to the Elliott Stockholders as promptly as practicable after such changes have been approved by the Board;

(c) as soon as available after the end of each fiscal year of the Company, and in any event within 90 days thereafter, (i) the annual financial statements required to be filed by the Company pursuant to the Exchange Act, (ii) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion of independent public accountants of recognized national standing selected by the Company and (iii) a Company-prepared comparison to the Annual Budget for such year as approved by the Board; and

(d) as soon as available after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, (i) the quarterly financial statements required to be filed by the Company pursuant to the Exchange Act, (ii) a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of notes thereto) and (iii) a Company-prepared comparison to the corresponding periods of the previous fiscal year and to the Annual Budget then in effect as approved by the Board, all of the information to be provided pursuant to this Section 2.2(d) in reasonable detail and certified by the principal financial or accounting officer of the Company.

(e) Notwithstanding anything to the contrary in Sections 2.2(c) and (d), the Company may satisfy its obligations thereunder (other than its obligations under Sections 2.2(c)(iii) and 2.2(d)(iii)) by (i) providing the financial statements of any wholly-owned Subsidiary of the Company to the extent such financial statements reflect the entirety of the operations of the business or (ii) filing such financial statements of the Company or any wholly-owned Subsidiary of the Company whose financial statements satisfy the requirements of clause (i), as applicable, with the U.S. Securities and Exchange Commission on EDGAR or in such other manner as makes them publicly available. The Company’s obligation to furnish the materials described in Sections 2.2(c) and (d) shall be satisfied so long as it transmits such materials to the Elliott Stockholders within the time periods specified therein, notwithstanding that such materials may actually be received after the expiration of such periods.

2.3 Other Information. The Company covenants and agrees to deliver to the Elliott Stockholders, upon written request, so long as the Elliott Stockholders (treated as one stockholder) shall beneficially own in the aggregate at least 5% of the outstanding shares of Common Stock, with reasonable promptness, such other information and data (including such information and reports made available to any lender of the Company or any of its Subsidiaries under any credit agreement or otherwise) with respect to the Company and each of its Subsidiaries as from time to time may be reasonably requested by any Elliott Stockholder; provided that the Company reserves the right to withhold any information under this Section 2.3 or access under Section 2.4 from the Elliott Stockholders if the Board determines that providing such information or granting such access would reasonably be expected to adversely affect the Company on a competitive basis or otherwise. The Elliott Stockholders shall have access to such other information concerning the Company’s business or financial condition and the Company’s management as may be reasonably requested, including all information that is necessary for (x) each of the Elliott Stockholders and their respective Affiliates to comply with income tax reporting and regulatory requirements and (y) the Elliott Stockholders to prepare their quarterly and annual financial statements.

2.4 Access. The Company shall, and shall cause its Subsidiaries, officers, Directors, employees, auditors and other agents to (a) afford the Elliott Stockholders and each of their Representatives, so long as the Elliott Stockholders (treated as one stockholder) shall beneficially own in the aggregate at least 5% of the outstanding shares of Common Stock, during normal business hours and upon reasonable notice, reasonable access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices and other facilities and to all books and records, and (b) afford the Elliott Stockholders the opportunity to discuss the affairs, finances and accounts of the Company and its Subsidiaries with their respective officers from time to time as any Elliott Stockholder may reasonably request upon reasonable notice.

2.5 Termination of Rights. This Agreement shall terminate on the earlier to occur of (a) such time as the Elliott Stockholders are no longer entitled to nominate a Director pursuant to Section 2.1(a) of this Agreement and (b) upon the delivery of a written notice by the Elliott Stockholders to the Company requesting that this Agreement terminate.

ARTICLE III

MISCELLANEOUS

3.1 Confidentiality. Each party hereto agrees to, and shall cause its Representatives to, keep confidential and not divulge any Information, and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company and its Subsidiaries; provided that nothing herein shall prevent any party hereto from disclosing such Information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (c) to the extent required by law or legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (d) to the extent necessary in connection with the exercise of any remedy hereunder, (e) to other Stockholders, (f) to such party’s Representatives that in the reasonable judgment of such party need to know such Information or (g) to any potential transferee of Common Stock of a Stockholder to whom such proposed Transfer would be permitted in accordance with Section 3.3 as long as such potential transferee of Common Stock of a Stockholder agrees to be bound by the provisions of this Section 3.1 as if a Stockholder; provided further that, in the case of clause (a), (b) or (c), such party shall notify the other parties hereto of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

3.2 Amendments and Waivers. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Elliott Stockholders. Neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

3.3 Successors, Assigns and Permitted Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Any Stockholder may assign its rights and obligations hereunder, in whole or in part, to any Permitted Transferee whereupon references to the Elliott Stockholder shall be deemed to include such Permitted Transferee.

3.4 Notices. All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of a facsimile or other electronic transmission (receipt confirmation requested), and shall be directed to the address set forth below (or at such other address or facsimile number as such party shall designate by like notice):

(a)	if to the Company, to:

Roadrunner Transportation Systems, Inc.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

Attn:    Curtis W. Stoelting

Fax:     (630) 968-0509

Email:  cstoelting@rrts.com

(b)	if to the Elliott Stockholders, to:

c/o Elliott Management Corporation

40 West 57th Street, 4th Floor

New York, NY 10019

Attn:    Elliot Greenberg

Fax:     (212) 478-2371

Email:  egreenberg@elliottmgmt.com

(c)	if to any other Stockholder, to the address of such other Stockholder as shown in the stock record book of the Company.

3.5 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder. To the fullest extent permitted by law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, any Stockholder being deprived of the rights contemplated by this Agreement.

3.6 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement, and this Agreement is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

3.7 Restrictions on Other Agreements; Bylaws. The provisions of this Agreement shall be controlling if any such provision or the operation thereof conflicts with the provisions of the Bylaws. Each of the parties covenants and agrees to take, or cause to be taken, to the fullest extent permitted by Applicable Law (including with respect to any fiduciary duties under Delaware law), any action reasonably requested by the Company or any Stockholder, as the case may be, to amend the Bylaws so as to avoid any conflict with the provisions hereof, including, in the case of the Stockholders, to vote their shares of Common Stock.

3.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof to the extent that such principles would require or permit the application of laws of another jurisdiction.

3.9 Jurisdiction and Forum; Waiver of Jury Trial. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties unconditionally accepts the jurisdiction and venue of or, if the Court of Chancery does not have subject matter jurisdiction over this matter, the Superior Court of the State of Delaware (Complex Commercial Division), or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by law, service of process may be made by delivery provided pursuant to the directions in Section 3.4. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

3.10 Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (a) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (b) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law and (c) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

3.11 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

3.12 Titles and Subtitles. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

3.13 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, Director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

3.14 Indemnification. The Company shall enter into separate indemnification agreements with each of the Elliott Stockholders and the Elliott Designees, on terms reasonably satisfactory to the Elliott Stockholders.

3.15 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

[Signature Page – Stockholders Agreement]

ELLIOTT STOCKHOLDERS ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., its General Partner

By:	Braxton Associates, Inc., its General Partner

By:
	Name:	Elliot Greenberg
	Title:	Vice President

ELLIOTT INTERNATIONAL, L.P.

By: Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:
	Name:	Elliot Greenberg
	Title:	Vice President

[Signature Page – Stockholders Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Stockholders Agreement, dated as of [●] (as amended from time to time, the “Stockholders Agreement”), by and among Roadrunner Transportation Systems, Inc. (the “Company”) and certain stockholders of the Company party thereto. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under, the Stockholders Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by: ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

Date:

ANNEX G

CERTIFICATE OF AMENDMENT TO PERMIT STOCKHOLDER WRITTEN CONSENT

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Article IX and replacing such Article IX in its entirety with the following:

“Article IX

Special Meetings of Stockholders; Action by Written Consent

A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time only by (i) the Chairman of the Board, or (ii) the Board to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by the Bylaws may be conducted at the Special Meeting. The ability of the stockholders to call a Special Meeting is specifically denied. No action shall be taken by the stockholders except at an annual or Special Meeting called in accordance with this Certificate of Incorporation and the Bylaws. Any action required to be taken at any annual or Special Meeting of stockholders of the Corporation, including the election of directors, or any action permitted to be taken at any annual or Special Meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote of the stockholders, if a consent or consents in writing, including by electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law). Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

G-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

G-2

ANNEX H

CERTIFICATE OF AMENDMENT TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETING

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting the first three sentences of Article IX and replacing such sentences in their entirety with the following:

“A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time only by (i) the Chairman of the Board, (ii) the Board, or (iii) by the Secretary of the Corporation at the request of the stockholders holding at least a majority of the shares then entitled to vote, each to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by the Bylaws may be conducted at the Special Meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

H-1

ANNEX I

CERTIFICATE OF AMENDMENT FOR DIRECTOR REMOVAL

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Section 2 under Article VIII and replacing such paragraph in its entirety with the following:

“2.

Director Vacancies. Any director may resign at any time upon written notice to the Corporation. Subject to any rights granted pursuant to the stockholders agreement by and among the Corporation, Elliott Associates, L.P. and Elliott International, L.P., at any time, any director may be removed, with or without cause, but only by an affirmative vote by stockholders holding at least a majority of the shares then entitled to vote at an election for directors of the Corporation, voting as a single voting group. Subject to any rights granted pursuant to the stockholders agreement by and among the Corporation, Elliott Associates, L.P. and Elliott International, L.P., any newly created directorship or any vacancy occurring in the Board for any reason may be filled by a majority of the remaining members of the Board, although such majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                 ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

I-1

ANNEX J

CERTIFICATE OF AMENDMENT FOR CERTIFICATE OF INCORPORATION

AMENDMENTS VOTE REQUIREMENT

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Article XI in its entirety and amending Article XII in its entirety and renumbering Article XII to Article XI with the following:

“Article XI

Amendment

The Corporation reserves the right to alter, amend, or repeal any provision contained in this Certificate of Incorporation, or any amendment thereto, in the manner now or hereafter provided by statute, and any and all rights conferred upon the stockholders herein is subject to this reservation.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                 ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

J-1

ANNEX K

CERTIFICATE OF AMENDMENT FOR BYLAW AMENDMENTS VOTE REQUIREMENT

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by deleting Article V and replacing such Article V in its entirety with the following:

“Article V

Bylaws

In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board shall have the power to adopt, amend, repeal or otherwise alter the bylaws of the Corporation (the “Bylaws”), without any action on the part of the stockholders; provided, however, that any Bylaws made by the Board and any and all powers conferred by any of said Bylaws may be amended, altered, or repealed by the stockholders. The Bylaws may only be amended or repealed by an affirmative vote of the stockholders holding a majority of the shares entitled to vote upon such amendment or repeal, voting as a single voting group.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

K-1

ANNEX L

CERTIFICATE OF AMENDMENT FOR FORUM SELECTION

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by adding Article XII[3]:

“Article XII

Exclusive Jurisdiction For Certain Actions

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, this Certificate of Incorporation or the Bylaws of the Corporation, or (iv) any action asserting a claim governed by the internal affairs doctrine; in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Article XII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XII, and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity holding, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.”

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

[3]	NOTE TO DRAFT: Numbering assumes the Certificate of Amendment for Certificate of Incorporation Amendments Vote Requirement has been approved. See Annex G.

L-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                 ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

L-2

ANNEX M

CERTIFICATE OF AMENDMENT FOR SECTION 203 OPT-OUT

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by adding Article XIII:

“Article XIII

DGCL Section 203

The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law, as permitted under and pursuant to subsection (b)(3) of Section 203 of the Delaware General Corporation Law.

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                 ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

M-1

ANNEX N

CERTIFICATE OF AMENDMENT RENUNCIATION OF BUSINESS OPPORTUNITIES

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Roadrunner Transportation Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

This Certificate of Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware (the “Certificate of Incorporation”).

2.	The Certificate of Incorporation is hereby amended by adding Article XIV:

“Article XIV

Business Opportunities

1.

Certain Acknowledgments. In recognition and anticipation that (a) the directors, officers and/or employees of Elliott may serve as directors and/or officers of the Corporation, (b) Elliott and Affiliates thereof engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (c) that the Corporation and Subsidiaries thereof will engage in material business transactions with Elliott and Affiliates thereof and that the Corporation is expected to benefit therefrom, the provisions of this Article XIV are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve Elliott or its Affiliates, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

2.

Competition and Corporate Opportunities. Neither Elliott or any of its Affiliates shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its Subsidiaries, and neither Elliott nor any of its Affiliates (except as provided in Section 3 below) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty solely by reason of any such activities of Elliott or any of its Affiliates. In the event that Elliott or any of its Affiliates acquires knowledge of a potential transaction or matter which may be a corporate opportunity for itself and the Corporation or any of its Subsidiaries, neither Elliott or any of its Affiliates shall have any duty to communicate or offer such corporate opportunity, or information regarding such corporate opportunity, to the Corporation or any of its Subsidiaries and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation solely by reason of the fact that Elliott or any of its Affiliates pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Corporation or any of its Subsidiaries.

3.

Allocation of Corporate Opportunities. In the event that a director or officer of the Corporation who is also a director or officer of Elliott acquires knowledge of a potential transaction or matter which may be a corporate opportunity for the Corporation or any of its Subsidiaries and Elliott or

any of its Affiliates, such director or officer of the Corporation shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such corporate opportunity, if such director or officer acts in a manner consistent with the following policy:

(a)

A corporate opportunity offered to any person who is a director or officer of the Corporation, and who is also a director or officer of Elliott, shall belong to the Corporation if such opportunity is expressly offered to such person in writing solely in his or her capacity as a director or officer of the Corporation.

(b)	Otherwise, such corporate opportunity shall belong to Elliott.

4.

Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article XIV, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not permitted to undertake under the terms of Article III or that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

5.

Agreements and Transactions with Elliott. In the event that Elliott or any of its Affiliates enters into an agreement or transaction with the Corporation or any of its Subsidiaries, a director or officer of the Corporation who is also a director or officer of Elliott shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such agreement or transaction, if:

(a)

The agreement or transaction was approved, after being made aware of the material facts of the relationship between each of the Corporation or a Subsidiary thereof and Elliott or an Affiliate thereof and the material terms and facts of the agreement or transaction, by (i) an affirmative vote of a majority of the members of the Board of Directors of the Corporation who are not persons or entities with a material financial interest in the agreement or transaction (“Interested Persons”), (ii) an affirmative vote of a majority of the members of a committee of the Board consisting of members who are not Interested Persons or (iii) one or more of the Corporation’s officers or employees who are not Interested Persons and who were authorized by the Board or a committee thereof in the manner set forth in (i) and (ii) above;

(b)	The agreement or transaction was fair to the Corporation at the time the agreement or transaction was entered into by the Corporation; or

(c)

The agreement or transaction was approved by an affirmative vote of the stockholders holding a majority of the shares entitled to vote upon such agreement or transaction, voting as a single voting group, excluding Elliott, any of its Affiliates or any Interested Person.

6.

Notice. Any person holding, purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and have consented to the provisions of this Article XIV.

7.

Severability. If any provision or provisions of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any paragraph of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article XIV (including, without limitation, each such portion of any paragraph of this Article XIV containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law. This Article XIV shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, applicable law, any agreement or otherwise.

8.	Definitions. For purposes of this Article XIV, the following terms shall have the respective meanings specified herein:

(a)	“Elliott” means [Elliott Associates, L.P. and Elliott International, L.P.].

(b)

“Affiliate” means, in respect of Elliott, any of its respective officers, directors, employees, agents, stockholders, members, partners, or any entity controlling, controlled by or under common control with Elliott (other than the Corporation and any of its Subsidiaries).

(c)	“Subsidiary” means, in respect of the Corporation, any entity controlled by the Corporation.

3.	This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [                 ] on this [                ] day of [                ], 2018.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By:
Name:
Title:

ROADRUNNER TRANSPORTATION SYSTEMS, INC. 1431 OPUS PLACE, SUITE 530 DOWNERS GROVE, ILLINOIS 60515 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E52499-P14958 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ROADRUNNER TRANSPORTATION SYSTEMS, INC. The Board of Directors recommends a vote “FOR” the following: 1. To elect three Class I directors to serve until our 2020 Annual Meeting of Stockholders; 01) Christopher L. Doerr 02) Brian C. Murray 03) James D. Staley To elect four Class II directors to serve until our 2021 Annual Meeting of Stockholders; 04) Scott L. Dobak 05) Curtis W. Stoelting 06) William S. Urkiel 07) Michael P. Ward The Board of Directors recommends a vote “FOR” the following proposal: 2. Non-binding advisory vote on the compensation of our named executive officers; For All Withhold All Except For All The Board of Directors recommends a vote “FOR” the following proposals: 4. Approve and adopt our 2018 Incentive Compensation Plan; 5. Approve an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split; 6. Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common Stock from 105,000,000 shares to 1,100,000,000 shares; 7. Approve the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock pursuant to a rights offering; For address changes and/or comments, please check this box and write them on the back where indicated. 1 Year 2 Years 3 Years Abstain For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 8. Approve the issuance and sale of all unsubscribed shares of our common stock in the rights offering pursuant to a Standby Purchase Agreement with funds affiliated with Elliott Management Corporation; 9. Approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent; 10. Approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting; 11. Approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause; 12. Approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation; 13. Approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the by-laws; 14. Approve an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the State of Delaware as the exclusive forum for all legal actions; 15. Approve an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law; 16. Approve an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees; 17. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and 18. Authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E52500-P14958 ROADRUNNER TRANSPORTATION SYSTEMS, INC. 1431 Opus Place, Suite 530 Downers Grove, Illinois 60515 This proxy is solicited on behalf of the Board of Directors The undersigned stockholder of Roadrunner Transportation Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of Annual Meeting of Stockholders and proxy statement, each dated November 13, 2018, and hereby appoints Curtis W. Stoelting and Michael L. Gettle and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc., to be held on December 19, 2018, at 1:00 PM Central Time, at the Chicago Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois 60515 and at any adjournment or postponement thereof, and to vote all shares of common stock of Roadrunner Transportation Systems, Inc. held of record by the undersigned at the close of business on the record date as hereinafter specified upon the proposals set forth on the reverse side of this proxy card. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE THREE CLASS I DIRECTORS AND FOUR CLASS II DIRECTOR NOMINEES (PROPOSAL NO. 1), “FOR” PROPOSALS NO. 2, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 AND “ONE YEAR” ON PROPOSAL 3. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, “FOR” THE ELECTION OF THE THREE CLASS I DIRECTORS AND FOUR CLASS II DIRECTOR NOMINEES (PROPOSAL NO. 1), “FOR” PROPOSALS NO. 2, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18 AND “ONE YEAR” ON PROPOSAL 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side